                                                                    EXHIBIT 10.3

================================================================================
AMENDED AND RESTATED
CREDIT AGREEMENT

Dated as of

February 16, 2000

among

FLAG LIMITED,
as the Borrower

BARCLAYS BANK PLC,
as Administrative Agent

INTERNATIONAL TRUST COMPANY OF BERMUDA LIMITED, as Collateral Trustee

BARCLAYS BANK PLC
DRESDNER KLEINWORT BENSON
AND THE OTHER LENDERS LISTED HEREIN,
as the Lenders






                                BARCLAYS CAPITAL,
                 as a Joint Lead Arranger and Syndication Agent
                                       AND
                           DRESDNER KLEINWORT BENSON,
                as a Joint Lead Arranger and Documentation Agent


================================================================================

                               TABLE OF CONTENTS

                                                                            Page

ARTICLE I

      DEFINITIONS...................................................2
      SECTION 1.1.  DEFINED TERMS...................................2
      SECTION 1.2.  CLASSIFICATION OF LOANS AND BORROWINGS.........41
      SECTION 1.3.  TERMS GENERALLY................................41
      SECTION 1.4.  ACCOUNTING TERMS; GAAP.........................41

ARTICLE II

      THE COMMITMENTS..............................................42
      SECTION 2.1.  COMMITMENTS....................................42
      SECTION 2.2.  LOANS AND BORROWINGS...........................43
      SECTION 2.3.  REQUESTS FOR BORROWINGS........................44
      SECTION 2.4.  FUNDING OF BORROWINGS..........................45
      SECTION 2.5.  INTEREST ELECTIONS.............................45
      SECTION 2.6.  TERMINATION AND REDUCTION OF COMMITMENTS.......47
      SECTION 2.7.  REPAYMENT OF LOANS; EVIDENCE OF DEBT...........47
      SECTION 2.8.  OPTIONAL PREPAYMENTS OF LOANS..................49
      SECTION 2.9.  MANDATORY PREPAYMENTS..........................50
      SECTION 2.10. FEES...........................................52
      SECTION 2.11. INTEREST.......................................52
      SECTION 2.12. ALTERNATE RATE OF INTEREST; ILLEGALITY.........53
      SECTION 2.13. INCREASED COSTS................................54
      SECTION 2.14. BREAK FUNDING PAYMENTS.........................55
      SECTION 2.15. TAXES..........................................56
      SECTION 2.16. PAYMENTS GENERALLY; PRO RATA TREATMENT;
                      SHARING OF SET-OFFS..........................57
      SECTION 2.17.  MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS59

ARTICLE III

      REPRESENTATIONS AND WARRANTIES...............................60
      SECTION 3.1.  FINANCIAL CONDITION............................60
      SECTION 3.2.  NO CHANGE......................................60
      SECTION 3.3.  ORGANIZATION; EXISTENCE; BUSINESS..............60
      SECTION 3.4.  COMPLIANCE WITH LAW............................61
      SECTION 3.5.  POWER AND AUTHORIZATION; ENFORCEABLE
                      OBLIGATIONS..................................61
      SECTION 3.6.  CORPORATE STRUCTURE............................62
      SECTION 3.7.  GOVERNMENTAL ACTIONS, RIGHTS-OF-WAY AND
                      OTHER CONSENTS AND APPROVALS.................62

      SECTION 3.8.  NO LEGAL BAR...................................63
      SECTION 3.9.  NO PROCEEDING OR LITIGATION....................64
      SECTION 3.10. NO DEFAULT, EVENT OF DEFAULT OR EVENT OF LOSS..64
      SECTION 3.11. OWNERSHIP OF PROPERTY; LIENS; COMMON STOCK.....64
      SECTION 3.12. TAXES..........................................66
      SECTION 3.13. FEDERAL REGULATIONS............................66
      SECTION 3.14. ERISA..........................................67
      SECTION 3.15. INVESTMENT COMPANY ACT.........................67
      SECTION 3.16. FULL DISCLOSURE................................67
      SECTION 3.17. PRINCIPAL PLACE OF BUSINESS, ETC. .............67
      SECTION 3.18. INTELLECTUAL PROPERTY..........................67
      SECTION 3.19. SUFFICIENCY OF PROJECT DOCUMENTS...............68
      SECTION 3.20. ENVIRONMENTAL MATTERS..........................68
      SECTION 3.21. COMMERCIAL INSURANCE...........................69
      SECTION 3.22. IMMUNITY.......................................69
      SECTION 3.23. FOREIGN CORRUPT PRACTICES ACT..................69
      SECTION 3.24. FEES AND ENFORCEMENT...........................69
      SECTION 3.25. ENFORCEMENT; PERFORMANCE.......................69
      SECTION 3.26. OUTSTANDING CONTRACTOR OBLIGATIONS.............69
      SECTION 3.27. YEAR 2000......................................70
      SECTION 3.28. REPRESENTATIONS AND WARRANTIES.................70

ARTICLE IV

      CONDITIONS...................................................70
      SECTION 4.1.  CONDITIONS TO EXISTING LOANS...................70
      SECTION 4.2.  CONDITIONS PRECEDENT...........................71
      SECTION 4.3.  CONDITIONS PRECEDENT TO EACH REVOLVING
                      CREDIT LOAN..................................75

ARTICLE V

      AFFIRMATIVE COVENANTS........................................77
      SECTION 5.1.  FINANCIAL STATEMENTS AND OTHER INFORMATION.....77
      SECTION 5.2.  REPORTS; OTHER INFORMATION.....................79
      SECTION 5.3.  PAYMENT OF OBLIGATIONS.........................80
      SECTION 5.4.  EXISTENCE......................................80
      SECTION 5.5.  COMPLIANCE WITH LAWS...........................80
      SECTION 5.6.  PERFORMANCE AND ENFORCEMENT OF AGREEMENTS......80
      SECTION 5.7.  TAXES AND CLAIMS...............................80
      SECTION 5.8.  NOTICES........................................81
      SECTION 5.9.  INSURANCE......................................82
      SECTION 5.10. FISCAL YEAR....................................83
      SECTION 5.11. USE OF PROCEEDS................................83
      SECTION 5.12. INTEREST RATE PROTECTION.......................83
      SECTION 5.13. OPERATING BUDGETS..............................83

      SECTION 5.14.  GOVERNMENTAL ACTIONS AND RIGHTS-OF-WAY........83
      SECTION 5.15.  COOPERATION WITH INDEPENDENT ENGINEER.........83
      SECTION 5.16.  REVENUE ACCOUNT...............................84
      SECTION 5.17.  MAINTENANCE OF PROCESS AGENT..................84
      SECTION 5.18.  SYSTEM OPERATION AND MAINTENANCE..............84
      SECTION 5.19.  EVENT OF LOSS.................................84
      SECTION 5.20.  BOOKS AND RECORDS; INSPECTION RIGHTS..........85
      SECTION 5.21.  FOREIGN CORRUPT PRACTICES ACT.................86
      SECTION 5.22.  INTELLECTUAL PROPERTY COLLATERAL..............86
      SECTION 5.23.  MAINTENANCE OF RESTORATION....................86
      SECTION 5.24.  FURTHER ASSURANCES............................86

ARTICLE VI

      NEGATIVE COVENANTS...........................................87
      SECTION 6.1.  INDEBTEDNESS...................................87
      SECTION 6.2.  LIENS..........................................88
      SECTION 6.3.  FUNDAMENTAL CHANGES............................88
      SECTION 6.4.  SALE OF ASSETS.................................88
      SECTION 6.5.  INVESTMENTS, LOANS, ADVANCES, GUARANTEES AND
                      ACQUISITIONS.................................89
      SECTION 6.6.  RESTRICTED PAYMENTS; PAYMENTS WITH RESPECT
                      TO SENIOR UNSECURED NOTES....................90
      SECTION 6.7.  LIMITATIONS ON ISSUANCE OF INTERESTS...........90
      SECTION 6.8.  LIMITATIONS ON TRANSFER OF INTERESTS...........91
      SECTION 6.9.  OPERATING BUDGET.  ............................91
      SECTION 6.10. AMENDMENT OF PROJECT DOCUMENTS, SENIOR
                      UNSECURED NOTE DOCUMENTS.....................92
      SECTION 6.11. TERMINATION, ASSIGNMENT OF PROJECT DOCUMENTS...94
      SECTION 6.12. APPROVAL OF ADDITIONAL CONTRACTS...............94
      SECTION 6.13. SALES OF CAPACITY..............................95
      SECTION 6.14. CONSTRUCTION AND MAINTENANCE AGREEMENT.........95
      SECTION 6.15. CHANGES TO CONFIGURATION.......................96
      SECTION 6.16. LEASES.........................................96
      SECTION 6.17. CHANGE OF OFFICE OR JURISDICTION OF
                      ORGANIZATION.................................96
      SECTION 6.18. CHANGE OF NAME.................................97
      SECTION 6.19. TRANSACTIONS WITH AFFILIATES...................97
      SECTION 6.20. SALE AND LEASEBACK.............................97
      SECTION 6.21. CAPITAL EXPENDITURES; OTHER PURCHASES OF
                      ASSETS.......................................97
      SECTION 6.22. UNRELATED ACTIVITIES; ABANDONMENT..............98
      SECTION 6.23. SET-OFF........................................98
      SECTION 6.24. SUBSIDIARIES...................................98
      SECTION 6.25. CONCENTRATION OF CASH..........................99
      SECTION 6.26. AMENDMENTS, ETC. OF ORGANIZATIONAL AND
                      OTHER DOCUMENTS..............................99

      SECTION 6.27.  IMMUNITY......................................99
      SECTION 6.28.  RESTRICTIVE AGREEMENTS.......................100
      SECTION 6.29.  .............................................100
      SECTION 6.30.  MINIMUM REMAINING ASSET VALUE TO SENIOR
                       SECURED DEBT RATIO.........................100

ARTICLE VII

      EVENTS OF DEFAULT...........................................101

ARTICLE VIII

      ACCOUNTS....................................................107
      SECTION 8.1.  CREATION OF ACCOUNTS..........................107
      SECTION 8.2.  REQUIRED DEPOSITS INTO THE ACCOUNTS...........107
      SECTION 8.3.  DEPOSITS HELD AS CASH COLLATERAL..............109
      SECTION 8.4.  SOURCE OF PAYMENTS; DEPOSITS IRREVOCABLE......110
      SECTION 8.5.  BOOKS OF ACCOUNT; STATEMENTS..................110
      SECTION 8.6.  LOCATION OF THE ACCOUNTS......................110
      SECTION 8.7.  RECEIPT BY THE BORROWER.......................110
      SECTION 8.8.  REVENUE ACCOUNT...............................111
      SECTION 8.9.  DEBT RESERVE ACCOUNT..........................114
      SECTION 8.10. OPERATING RESERVE ACCOUNT.....................114
      SECTION 8.11. CURRENT ACCOUNT...............................114
      SECTION 8.12. REPAIR AND RESTORATION RESERVE ACCOUNT........114
      SECTION 8.13. UPGRADE RESERVE ACCOUNT.......................114
      SECTION 8.14. CAPITAL EXPENDITURE ACCOUNT...................115
      SECTION 8.15. REBATE ACCOUNT................................116
      SECTION 8.16. INSURANCE PROCEEDS ACCOUNT....................116
      SECTION 8.17. SPECIAL PAYMENT ACCOUNT.......................117
      SECTION 8.18. SALES AND ISSUANCES PROCEEDS ACCOUNT..........117
      SECTION 8.19. EXCESS REVENUE ACCOUNT........................118
      SECTION 8.20. NETWORK EXPANSION RESERVE ACCOUNT.............119
      SECTION 8.21. PERMITTED SOURCES ACCOUNT.....................119
      SECTION 8.22. DELIVERY OF OFFICER'S CERTIFICATES;
                      TIMING OF PAYMENTS..........................120
      SECTION 8.23. RELEASE OF EXCESS AMOUNTS.....................120
      SECTION 8.24. EVENT OF DEFAULT..............................121
      SECTION 8.25. INVESTMENT....................................121
      SECTION 8.26. STATEMENTS OF ACCOUNTS........................122
      SECTION 8.27. VALUE.........................................122
      SECTION 8.28. OTHER DETERMINATIONS..........................122
      SECTION 8.29. SALES OF PERMITTED INVESTMENTS................122
      SECTION 8.30. AVAILABLE CASH................................123

      SECTION 8.31.  TERMINATION..................................123

ARTICLE IX

      THE ADMINISTRATIVE AGENT....................................123

ARTICLE X

      THE COLLATERAL TRUSTEE......................................126
      SECTION 10.1.  APPOINTMENT OF COLLATERAL TRUSTEE............126
      SECTION 10.2.  ACTIONS ETC. UNDER FINANCING DOCUMENTS.......127
      SECTION 10.3.  EXCULPATORY PROVISIONS.......................130
      SECTION 10.4.  RELIANCE BY COLLATERAL TRUSTEE...............131
      SECTION 10.5.  SUPPLEMENTAL PROVISIONS RELATING TO THE
                       COLLATERAL TRUSTEE.........................133
      SECTION 10.6.  LIMITATIONS AND DUTIES OF COLLATERAL TRUSTEE.134
      SECTION 10.7.  PROCEEDS TO BE HELD IN TRUST.................134
      SECTION 10.8.  RESIGNATION AND REMOVAL OF THE
                       COLLATERAL TRUSTEE.........................134
      SECTION 10.9.  STATUS OF SUCCESSOR COLLATERAL TRUSTEE.......136
      SECTION 10.10. MERGER OF THE COLLATERAL TRUSTEE.............136
      SECTION 10.11. APPOINTMENT OF SEPARATE OR CO-COLLATERAL
                       TRUSTEE....................................136
      SECTION 10.12. TREATMENT OF PAYEE OR INDORSEE BY COLLATERAL
                       TRUSTEE; REPRESENTATIVES OF SECURED
                       PARTIES....................................137
      SECTION 10.13. INDEMNIFICATION; FEES........................137
      SECTION 10.14. REPRESENTATION AND WARRANTIES OF THE
                       COLLATERAL TRUSTEE.........................138
      SECTION 10.15.  RELEASE OF COLLATERAL.......................140

ARTICLE XI

      MISCELLANEOUS...............................................140
      SECTION 11.1.  NOTICES......................................140
      SECTION 11.2.  WAIVERS; AMENDMENTS..........................141
      SECTION 11.3.  EXPENSES; INDEMNITY; DAMAGE WAIVER...........143
      SECTION 11.4.  SUCCESSORS AND ASSIGNS; CONSENT AND
                       AGREEMENT..................................145
      SECTION 11.5.  SURVIVAL.....................................148
      SECTION 11.6.  COUNTERPARTS; INTEGRATION; EFFECTIVENESS.....148
      SECTION 11.7.  SEVERABILITY.................................148
      SECTION 11.8.  RIGHT OF SETOFF..............................149
      SECTION 11.9.  GOVERNING LAW; JURISDICTION; CONSENT TO
                       SERVICE OF PROCESS.........................149
      SECTION 11.10. WAIVER OF SOVEREIGN IMMUNITY.................151
      SECTION 11.11. JUDGMENT CURRENCY............................151
      SECTION 11.12. DAMAGE WAIVER................................152
      SECTION 11.13. WAIVER OF JURY TRIAL.........................152

      SECTION 11.14.  HEADINGS....................................152
      SECTION 11.15.  REMOVAL OF CONSULTANTS......................153
      SECTION 11.16.  CONFIDENTIALITY.............................153

SCHEDULES:

Schedule 1.1(a)  -- Original Configuration
Schedule 1.1(b)  -- Remaining Asset Value
Schedule 2.1     -- Commitments; Addresses
Schedule 2.7(b)  -- Contractual Amortization Schedule
Schedule 3.6(a)  -- Corporate Structure
Schedule 3.6(b)  -- Subsidiaries
Schedule 3.7(b)  -- Governmental Actions and Rights-of-Way
Schedule 3.9     -- Litigation
Schedule 3.11(a) -- Real Estate
Schedule 3.11(b) -- Collateral Recordings and Filings
Schedule 3.19(b) -- Contractual Obligations
Schedule 5.9     -- Insurance
Schedule 8.8(b)  -- Contingent Amortization

EXHIBITS:

Exhibit A-1      -- Form of Revolving Credit Note
Exhibit A-2      -- Form of Term Note
Exhibit B        -- Form of Borrowing Request
Exhibit C        -- Form of Borrowing Certificate
Exhibit D        -- Form of Continuation/Conversion Notice
Exhibit E        -- Form of Assignment and Acceptance
Exhibit F-1      -- Form of Opinion of Morgan, Lewis & Bockius LLP, New
                    York counsel to the Borrower
Exhibit F-2      -- Form of Opinion of Appleby, Spurling & Kempe, Bermuda
                    counsel to the Borrower
Exhibit G        -- Form of Expense Certificate

      AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 16, 2000, among FLAG LIMITED, a company organized and existing under the laws of Bermuda (the "BORROWER") and wholly-owned subsidiary of FLAG TELECOM HOLDINGS LIMITED, a company organized and existing under the laws of Bermuda ("FLAG TELECOM"), the Term Lenders (as defined herein), the Revolving Credit Lenders (as defined herein; and together with the Term Lenders, the "LENDERS"), BARCLAYS CAPITAL, as a joint lead arranger and syndication agent, DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES ("DRESDNER KLEINWORT BENSON"), as a joint lead arranger and documentation agent, (together with Barclays Capital, the "ARRANGERS", and each individually, an "ARRANGER"), BARCLAYS BANK PLC, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), and INTERNATIONAL TRUST COMPANY OF BERMUDA LIMITED, as collateral trustee (in such capacity, the "COLLATERAL TRUSTEE").


                              W I T N E S S E T H :
                              --------------------


      WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Section 1.1 of this Agreement;

      WHEREAS, the Borrower (a) has developed and constructed a fiberoptic submarine cable system to furnish digital transmission facilities between and among points in the United Kingdom, Spain, Italy, Egypt, Jordan, Saudi Arabia, the United Arab Emirates, India, Malaysia, Thailand, Hong Kong, the People's Republic of China, the Republic of Korea and Japan, (the "FLAG SYSTEM") and (b) has sold, and proposes to continue to sell, capacity on the FLAG System to telecommunications carriers;

      WHEREAS, in order to provide for the construction and installation of the FLAG System, the Borrower entered into the Construction Contract with TSS, KDD-SCS and Marubeni;

      WHEREAS, TSS and KDD-SCS have physically completed the construction and installation of the FLAG System and the Certificate of Provisional System Acceptance has been issued under the Construction Contract in respect thereof;

      WHEREAS, the Borrower, the Landing Party PTTs and the Participating PTTs have executed and delivered the C&MA which sets forth, among other things, the terms and conditions upon which the FLAG System has been constructed and will be owned, maintained and operated;

      WHEREAS, the Borrower is entering into this Agreement in conjunction with the initial public offering of ordinary shares of FLAG Telecom;

      WHEREAS, the Borrower desires that certain of the Existing Lenders agree to amend and restate the Existing Credit Agreement in its entirety to make certain changes as more fully set forth herein, which amendment and restatement shall become effective upon satisfaction of the conditions precedent set forth herein; and

      WHEREAS, in order to secure and support the Borrower's obligations to the Lenders under the Financing Documents, the Borrower and FLAG Telecom have entered into the Security Documents.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:


1                              ARTICLE

2                             DEFINITIONS

2.1. SECTION DEFINED TERMS. As used in this Agreement, including in the preamble hereto, the following terms shall have the meanings specified below:

      "ABR" when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

      "ACCOUNTS" shall be the collective reference to the Revenue Account, the Debt Reserve Account, the Operating Reserve Account, the Current Account, the Repair and Restoration Reserve Account, the Network Expansion Reserve Account, the Upgrade Reserve Account, the Capital Expenditure Account, the Rebate

Account, the Insurance Proceeds Account, the Special Payment Account, the Sales and Issuances Proceeds Account, the Excess Revenue Account, the Permitted Sources Account and each other account, together with each sub-account of such accounts, established and maintained pursuant to Article VIII.

      "ADDITIONAL CONTRACT" shall mean each contract entered into by the Borrower or any Subsidiary thereof after the Closing Date (other than employment contracts and contracts involving less than $1,000,000 annually).

      "ADJUSTED LIBO RATE" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

      "ADMINISTRATIVE AGENT" shall have the meaning ascribed thereto in the preamble, together with each of its successors hereunder.

      "AFFILIATE" shall mean, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

      "AGREEMENT" means prior to the Effective Date, the Existing Credit Agreement and on and after the Effective Date, this Amended and Restated Credit Agreement, dated as of February 16, 2000, as it may be amended, supplemented, restated or otherwise modified from time to time.

      "AGREEMENT FOR THE MAINTENANCE OF PACIFIC OCEAN CABLE SYSTEMS IN THE YOKOHAMA ZONE" shall mean the Agreement for the Maintenance of Pacific Ocean Cable Systems in the Yokohama Zone, dated March 11, 1997, between and among AT&T, KDD, the Borrower, and other Persons from time to time parties thereto, as amended, supplemented or otherwise modified prior to the Effective Date and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

      "AGREEMENT FOR THE MAINTENANCE OF THE FLAG SUBMARINE CABLE SYSTEM" shall mean Agreement No. 136H-96 for Maintenance & Repair of FLAG Submarine Cable System, dated November 1, 1997, between Emirates Telecommunications Corporation and the Borrower, as amended, supplemented or otherwise modified prior to the Effective Date and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

      "ALTERNATE BASE RATE" shall mean, for any day, a rate per annum equal to the greater of (a) the average of the Prime Rates in effect on such day as publicly announced by each of Dresdner Kleinwort Benson and Barclays Bank PLC and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, the Alternate Base Rate shall be determined without regard to clause (b) of the preceding sentence until such time as the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

      "APPLICABLE LAWS" shall mean all Requirements of Law, all Governmental Actions and all applicable laws, statutes, treaties, rules, codes, ordinances, regulations (including all export laws and regulations related thereto), certificates, orders, interpretations, licenses and permits of any Governmental Authority and judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment).

      "APPLICABLE MARGIN" shall mean, for any day, with respect to any ABR Loan or Eurodollar Loan, the applicable rate per annum based on the applicable credit ratings of the Senior Unsecured Notes as set forth in the grid below, under the caption "ABR Spread" or "Eurodollar Spread", as the case may be:

----------------------------------------------------------------------
      Moodys/S&P             ABR Spread         Eurodollar Spread
----------------------------------------------------------------------
    B2/B (or lower)            1.50%                  2.50%
----------------------------------------------------------------------
         B1/B+                 1.25%                  2.25%
----------------------------------------------------------------------
        Ba3/BB-                1.00%                  2.00%
----------------------------------------------------------------------
        Ba2/BB                 0.75%                  1.75%
----------------------------------------------------------------------
  Ba1/BB+ (or higher)          0.50%                  1.50%
----------------------------------------------------------------------

PROVIDED that in the event Moody's and S&P rate such Senior Unsecured Notes differently, the higher interest spread will apply. Notwithstanding the foregoing, the Applicable Margin shall be fixed at 1.25% in the case of ABR Loans and 2.25% in the case of Eurodollar Loans for the six months following the Effective Date.

      "APPLICABLE PERCENTAGE" shall mean, with respect to any Lender at any time of determination, the percentage of the total unused Commitments and outstanding Loans represented by such Lender's unused Commitments and outstanding Loans. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

      "APPROVED FUND" shall mean, with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

      "ARRANGER" and "ARRANGERS" shall have the respective meanings ascribed thereto in the preamble.

      "ASSIGNMENT AND ACCEPTANCE" shall mean any assignment and acceptance entered into by a Lender and an assignee, and accepted by the Administrative Agent in accordance with Section 11.4, substantially in the form of EXHIBIT E or any other form approved by the Administrative Agent.

      "ATLANTIC CABLE MAINTENANCE AGREEMENT" shall mean the Atlantic Cable Maintenance And Repair Agreement, dated January 1, 1998, between and among AT&T, British Telecommunications plc, the Borrower and the other Persons from time to time parties thereto, as amended, supplemented or otherwise modified prior to the Effective Date and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

      "AT&T" shall mean AT&T Corp., a New York corporation, and its successors.

      "AT&T CONSTRUCTION CONTRACT GUARANTY" shall mean the Guaranty, dated as of December 14, 1994, made by AT&T in favor of the Borrower, as amended, supplemented or otherwise modified prior to the Effective Date and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

      "BASIC SYSTEM MODULES" shall have the meaning ascribed thereto in the C&MA.

      "BOARD" shall mean the Board of Governors of the Federal Reserve System of the United States of America.

      "BORROWER" shall have the meaning ascribed thereto in the preamble.

      "BORROWER PLEDGE AGREEMENT" shall be the collective reference to each pledge agreement executed and delivered by the Borrower in accordance with
Section 6.24, as each may be amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

      "BORROWER SECURITY AGREEMENT" shall mean the Security Agreement, dated as of January 28, 1998, made by the Borrower in favor of the Collateral Trustee, for the benefit of the Secured Parties, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

      "BORROWER'S INSURANCE CONSULTANT" shall mean Hobbs Group, LLC.

      "BORROWING" shall mean Loans of the same Class and Type, made, converted or continued on the same date and (in the case of Eurodollar Loans) as to which a single Interest Period is in effect.

      "BORROWING CERTIFICATE" shall mean a certificate of the Borrower, substantially in the form of EXHIBIT C, executed by a Responsible Officer of the Borrower.

      "BORROWING REQUEST" shall mean a notice from the Borrower, executed by a Responsible Officer of the Borrower, substantially in the form of EXHIBIT B.

      "BRANCHING UNIT" shall have the meaning ascribed thereto in the C&MA.

      "BUSINESS DAY" shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; PROVIDED that, when used in connection with a Eurodollar Loan, the term "BUSINESS DAY" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

      "C&MA" shall mean the Construction and Maintenance Agreement, dated as of December 14, 1994, among the Borrower, the Original Landing Party PTTs and the Participating PTTs from time to time parties thereto, as amended, supplemented or otherwise modified prior to the Effective Date and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

      "CAPACITY" shall have the meaning ascribed to the term "Design Capacity" in the C&MA.

      "CAPACITY PAYMENTS" shall mean the cash payments in Dollars that the PTTs are obligated to make to the Borrower pursuant to Capacity Sales Agreements.

      "CAPACITY SALES AGREEMENTS" shall mean all agreements for the sale, lease or other disposition of Capacity (including for non-cash consideration pursuant to Capacity swap arrangements and agreements for mutual restoration) entered into between the Borrower and any other Person, in each case as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

      "CAPITAL EXPENDITURE ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to Article VIII.

      "CAPITAL EXPENDITURE MAXIMUM BALANCE" shall mean $6,000,000; provided, HOWEVER, such amount shall not include the Construction Funds and the S&J Funds.

      "CAPITAL LEASE OBLIGATIONS" of any Person, shall mean the obligation to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

      "CAPITAL STOCK" shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, and any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

      "CASUALTY PROCEEDS" shall mean all payments and proceeds of each insurance policy maintained by the Borrower or any Subsidiary thereof and all compensation, award, damages or other payments or relief in respect of any taking of, or in respect of casualty to or loss of, property, but excluding business interruption insurance and payments in respect of liability policies.

      "CASUALTY PROCEEDS DEPOSITS" shall have the meaning ascribed thereto in
Section 8.16(a).

      "CERTIFICATE OF FINAL SYSTEM ACCEPTANCE" shall have the meaning ascribed thereto in the Construction Contract.

      "CERTIFICATE OF PROVISIONAL SYSTEM ACCEPTANCE" shall have the meaning ascribed thereto in the Construction Contract.

      "CHANGE IN CONTROL" shall mean and shall be deemed to have occurred if any of the following occurs: (a) FLAG Telecom shall cease to directly or indirectly own at least 51% of the issued and outstanding Voting Stock of the Borrower, free and clear of all Liens, other than the Liens created by the Security Documents or (b) less than 100% of the issued and outstanding Voting Stock of the Borrower shall be subject to the Liens created by the Security Documents.

      "CHANGE IN LAW" shall mean (a) the adoption of any law, rule or regulation after the Effective Date, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Effective Date or (c) compliance by any Lender or any parent of any Lender with any request, guideline or directive of any Governmental Authority made or issued after the Effective Date (whether or not having the force of law).

      "CLASS" when used in reference to any Loan or Borrowing, refers to whether such Loan is part of, or the Loans comprising such Borrowing are, Revolving Credit Loans or Term Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Credit Commitment or a Term Loan Commitment.

      "CLOSING  DATE" shall mean the  Closing  Date of the  Existing  Credit
Agreement.

      "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

      "COLLATERAL" shall be the collective reference to (a) the "Collateral" as such term is defined in any Security Agreement, (b) the Pledged Stock and (c) all other property, if any, in which a security interest is, or is purported to be, granted to secure the Obligations (or any portion thereof).

      "COLLATERAL TRUSTEE" shall have the meaning ascribed thereto in the preamble, together with each of its successors hereunder.

      "COMMITMENTS" shall mean (i) with respect to the period prior to the Effective Date, the commitments of Existing Lenders to make Loans as set forth in subsection 2.1 of the Existing Credit Agreement, and (ii) on and after the Effective Date, the commitments of Lenders to make Loans as set forth in subsection 2.1 of this Agreement.

      "CONSENTS" shall be the collective reference to each consent to assignment, in form and substance satisfactory to the Administrative Agent, to be executed and delivered by each party (other than the Borrower) to any Additional Contract which is required to be obtained and delivered to the Administrative Agent in accordance with Section 6.12 or to the Collateral Trustee in accordance with the Security Documents.

      "CONSOLIDATED ADJUSTED EBITDA" means, for any period, an amount determined for Borrower and its Subsidiaries on a consolidated basis equal to (i) the sum, without duplication, of the amounts for such period of (a) Consolidated Net Income, (b) Consolidated Interest Expense, (c) provisions for taxes based on income, (d) total depreciation expense, (e) total amortization expense, (f) the increase or decrease in each of the short term and long term deferred revenue balances with respect to the previous period and (g) other non-cash items reducing Consolidated Net Income (excluding any such non-cash item to the extent that it represents an accrual or reserve for potential cash items in any future period or amortization of a prepaid cash item that was paid in a prior period), minus (ii) other non-cash items increasing Consolidated Net Income for such period (excluding any such non-cash item to the extent it represents the reversal of an accrual or reserve for potential cash item in any prior period), only the components of which shall be calculated on a consolidated basis in accordance with GAAP.

      "CONSOLIDATED INTEREST EXPENSE" shall mean, for any period, the amount of interest expense, both expensed and capitalized, of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP for such period on the aggregate principal amount of their Indebtedness determined on a consolidated basis in accordance with GAAP.

      "CONSOLIDATED NET INCOME" shall mean, for any period, (i) the net income (or loss) of Borrower and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, minus (ii) (a) the income of any Person (other than a Subsidiary of Borrower) in which any other Person (other than Borrower or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Borrower or any of its Subsidiaries by such Person during such period, (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Borrower or is merged into or consolidated with Borrower or any of its Subsidiaries or that Person's assets are acquired by Borrower or any of its Subsidiaries, (c) the income of any Subsidiary of Borrower to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (d) any after-tax gains or losses attributable to asset sales or returned surplus assets of any pension plan, and (e) (to the extent not included in clauses (a) through (d) above) any net extraordinary gains or net non-cash extraordinary losses.

      "CONSTRUCTION CONTRACT" shall mean the FLAG Cable System Terms and Conditions of Contract, dated as of December 14, 1994, among the Borrower, TSS, KDD-SCS and Marubeni (including all schedules and appendices thereto), as amended, supplemented or otherwise modified prior to the Effective Date and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

      "CONSTRUCTION CONTRACT GUARANTEES" shall be the collective reference to the AT&T Construction Contract Guaranty and the KDD Construction Contract Guaranty.

      "CONSTRUCTION CONTRACT GUARANTORS" shall be the collective reference to AT&T and KDD.

      "CONSTRUCTION FUNDS" shall mean the amount of funds set aside to pay for
(i) the outstanding costs under the Construction Contract and (ii) other categories of expenditures relating to the FLAG System other than costs related to the addition of Saudi Arabia and Jordan as Landing Countries; PROVIDED, that in no event shall such amount exceed $47,000,000 together with accrued interest thereon.

      "CONSTRUCTION SAVINGS AMOUNT" shall have the meaning ascribed thereto in
Section 8.14(c).

      "CONSULTANTS" shall be the collective reference to the Independent Engineer and the Market Consultant.

      "CONTEST" shall mean, with respect to any tax, Lien, claim or obligation, a contest with respect thereto pursued in good faith and by appropriate and timely proceedings diligently conducted, so long as (a) no Lien (other than Permitted Liens) shall have been filed in connection therewith or any Lien (other than Permitted Liens) filed in connection therewith shall have been fully removed from the record by the bonding thereof, (b) except with respect to any Lien that has been removed from the record by the bonding thereof in accordance with clause (a), adequate reserves (which shall be in cash unless the Administrative Agent otherwise agrees) shall have been established with respect to such tax, Lien, claim or obligation, (c) during the period of such contest the enforcement of any contested item is effectively stayed, (d) such contest could not reasonably be expected to involve any material danger of the sale, forfeiture or loss of any of the Pledged Stock or any material part of the other Collateral or the Project, title thereto or any interest therein and will not cause a material interference with any Project Activity and (e) the failure to pay such tax, Lien, claim or obligation during the pendency of such contest could not reasonably be expected to have a Material Adverse Effect.

      "CONTINUATION/CONVERSION NOTICE" shall mean a notice in the form of EXHIBIT D, executed by a Responsible Officer of the Borrower.

      "CONTRACTORS" shall be the collective reference to TSS, KDD-SCS and Marubeni (as to Marubeni, solely in its capacity as a nominal supplier under the Construction Contract).

      "CONTRACTUAL OBLIGATION" shall mean, as to any Person, any provision of any security issued by such Person or any agreement, instrument, judgment, order, decree or other undertaking to which such Person is a party or by which it or any of its property is bound.

      "CONTROL" shall mean the possession, directly or indirectly, of (a) the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise and/or (b) the ownership of 10% or more of the securities having ordinary voting power for the election of directors of a Person. "CONTROLLING" and "CONTROLLED" have meanings correlative thereto.

      "CURRENT ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to Article VIII.

      "DEBT RESERVE ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to Article VIII.

      "DEBT RESERVE MAXIMUM BALANCE" shall mean, as of any date of determination, an amount equal to the sum of (a) 50% (or, at the Borrower's request, a larger amount up to 100%) of all scheduled payments of interest (based on the then current interest rates on the Loans and Senior Unsecured Notes, as applicable, after giving effect to any principal prepayments made on or prior to such date) for the next succeeding six months and (b) 50% (or, at the Borrower's request, a larger amount up to 100%) of all scheduled payments of principal (before giving effect to any principal prepayments), in each case on the Senior Unsecured Notes and the Loans for the next succeeding six months LESS, at the option of the Borrower, the undrawn and available portion of the Revolving Credit Commitments, PROVIDED that the amount set forth in clause (b) shall in no event exceed the aggregate principal amount of the Loans outstanding as of such date.

      "DEFAULT" shall mean any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

      "DESIGN DOCUMENTS" shall be the collective reference to each document which justifies the Project (or any portion thereof) as meeting the requirements and specifications set forth in the Construction Contract and/or the C&MA.

      "DESIGNATED EVENT" shall mean, as of any date of determination, the failure of the Borrower and its Subsidiaries to be in compliance with Section
6.29 or 6.30 as of such date, as set forth in the certificate delivered by the Borrower to the Administrative Agent and the Collateral Trustee in accordance with Section 5.2(b), or the failure of the Borrower to deliver such certificate when required.

      "DOLLARS" or "$" refers to lawful money of the United States of America.

      "EFFECTIVE DATE" means the date on or before February 16, 2000 on which the conditions precedent set forth in Section 4.2 shall be satisfied or waived in accordance with the terms hereof and this Agreement shall become effective.

      "ENVIRONMENTAL LAWS" shall mean any and all international, national, state, local or municipal treaties, laws, rules, orders, regulations, statutes, ordinances, codes, decrees, permits or requirements of any Governmental Authority relating to the protection of the environment, natural resources or human health, including, but not limited to, those relating to emissions, discharge, Releases or threatened Releases of Hazardous Materials into the environment including, without limitation, ambient air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as now or hereafter in effect.

      "EOL COMPLIANCE CERTIFICATE" shall have the meaning ascribed thereto in
Section 5.19(a).

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

      "ERISA AFFILIATE" shall mean any entity (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and
Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

      "ERISA EVENT" means (a) any "reportable event", as defined in Section 4043(c) of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived under applicable PBGC regulations); (b) the failure to make a required contribution to any Plan sufficient to give rise to a lien under Section 302(f) of ERISA; (c) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the

Code or Section 302 of ERISA), whether or not waived; (d) the filing pursuant to
Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (e) the taking of any steps by the Borrower or any of its ERISA Affiliates to terminate any Plan, if such termination could result in any liability under Title IV of ERISA with respect to such Plan; (f) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (g) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal, within the meaning of Section 4063 of ERISA, from any multiple-employer Plan; or (h) the receipt by the Borrower or any ERISA Affiliate of any notice from any Multiemployer Plan concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

      "EURODOLLAR" when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

      "EVENT OF DEFAULT" shall mean the occurrence of any of the events specified in Article VII, PROVIDED that any requirement for the giving of notice, the lapse of time or both, or for the happening of any other condition, has been satisfied.

      "EVENT OF LOSS" shall mean (a) the actual or constructive total loss (by way of condemnation, expropriation or otherwise) of all or substantially all of the Project or any Segment of the FLAG System, (b) the loss, destruction, damage or constructive loss of a material portion of the Project or any Segment of the FLAG System (by way of condemnation, expropriation or otherwise), (c) the cessation or material impairment of the operation of the Project or any Segment of the FLAG System for a period greater than 90 days or (d) the occurrence of one or more judgments or decrees being entered in the form of an injunction or similar form of relief requiring suspension or abandonment of a portion of the Project and the failure of the Borrower to have such injunction or similar form of relief stayed or discharged within 60 days.

      "EXCESS CASH FLOW" shall mean, for each quarterly period ending on a Quarterly Transfer Date, all cash revenue received by the Borrower during such period and available after the application of clauses FIRST through NINTH of
Section 8.8(b) in accordance with the terms of Article VIII.

      "EXCESS CASH FLOW ACCOUNT" shall have the meaning ascribed thereto in
Section 6.25.

      "EXCESS REVENUE ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to Article VIII.

      "EXCLUDED TAXES" shall mean, with respect to the Administrative Agent, the Collateral Trustee, the Arrangers or any Lender (a) income or franchise taxes imposed on (or incurred by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which such Lender, the Administrative Agent or the Collateral Trustee, as the case may be, is located and (c) in the case of a Lender, any withholding Tax that is attributable to such Lender's failure to comply with
Section 2.15(e).

      "EXISTING CREDIT AGREEMENT" shall mean the Credit Agreement, dated as of January 28, 1998, among the Borrower, the lenders from time to time parties thereto, Barclays Bank PLC, as Administrative Agent, and the Collateral Trustee, as amended, supplemented or otherwise modified prior to the Effective Date.

      "EXISTING LENDERS" shall mean the "Lenders" as such term is defined in the Existing Credit Agreement.

      "EXISTING LOAN OR EXISTING LOANS" shall mean, as the context requires, one or more of the Existing Revolving Credit Loans or the Term Loans , or any combination thererof.

      "EXISTING REVOLVING CREDIT LOANS" means, with respect to any Existing Lender, the Revolving Credit Loans under, and as defined in, the Existing Credit Agreement held by such Existing Lender immediately prior to the Effective Date and which Revolving Loans remain outstanding immediately after the Effective Date.

      "EXPENSE CERTIFICATE" shall mean a certificate of the Borrower substantially in the form of EXHIBIT G.

      "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

      "FEE LETTER" shall mean the fee letter agreement, dated as of January 26, 2000, among the Borrower, the Arrangers and the Administrative Agent, as amended, supplemented or otherwise modified from time to time.

      "FINAL" shall, (a) as to any Governmental Action issued or transferred to any Person, mean the status of such Governmental Action as (i) duly issued in the name of, or validly transferred to, such Person and accepted by such Person,
(ii) in full force and effect and (iii) not then subject to any pending judicial or administrative proceedings or (b) as to any judicial proceeding, mean the resolution of such proceeding by a court of competent jurisdiction from which no appeal is or can be taken. If the Applicable Law under which a Governmental Action was issued provides for a fixed period for judicial or administrative appeal or review thereof, such Governmental Action shall not be deemed "Final" unless such period has expired and no petition for administrative or judicial appeal or review has been filed.

      "FINAL SYSTEM ACCEPTANCE" shall have the meaning ascribed thereto in the Construction Contract.

      "FINANCING DOCUMENTS" shall be the collective reference to this Agreement, the Notes, the Security Documents, the Interest Hedging Agreements entered into with Lenders or any Affiliates thereof, the Registrar and Transfer Agent Agreement, the Subsidiary Guaranties and the Consents.

      "FLAG SYSTEM" shall have the meaning ascribed thereto in the recitals to this Agreement, as such system may be reconfigured or otherwise altered in accordance with the terms of this Agreement.

      "FLAG TELECOM" shall have the meaning ascribed thereto in the preamble, together with each of its successors and permitted assigns hereunder.

      "FLAG TELECOM PLEDGE AGREEMENT" shall mean the Pledge Agreement, dated as of February 26, 1999, made by FLAG Telecom in favor of the Collateral Trustee, for the benefit of the Secured Parties, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

      "FNOC" shall have the meaning ascribed thereto in Paragraph 10.4 of the C&MA.

      "FSA DATE" shall mean the date the Certificate of Final System Acceptance is issued in accordance with the terms of the Construction Contract and the Financing Documents.

      "GAAP" shall mean generally accepted accounting principles in the United States of America, as in effect from time to time.

      "GLOBAL ASSIGNMENT AGREEMENT" shall mean that certain Assignment and Acceptance Agreement, dated the date hereof, entered into by and among Barclays Bank PLC, Dresdner Kleinwort Benson, the Administrative Agent, the Borrower and the Existing Lenders.

      "GOVERNMENTAL ACTION" shall mean all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, claims, orders, judgments and decrees, licenses, exemptions, publications, filings, notices to and declarations of or with any Governmental Authority and shall include, without limitation, permits, licenses, authorities and approvals for the Borrower's cable to cross other telecommunications cables, pipelines, and the like, to rest or be buried in any inland waters, territorial waters, continental shelf, contiguous zones, Exclusive Economic Zones (as defined in the 1982 Convention on the Law of the Sea) and permissions to cross any beach or land and all other construction, installation, siting, environmental and operating permits and licenses that are required for the performance of the Project Activities.

      "GOVERNMENTAL AUTHORITY" shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

      "GUARANTEE" of or by any Person (the "GUARANTOR") shall mean any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; PROVIDED, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

      "HAZARDOUS MATERIALS" shall mean any petroleum or petroleum products or any chemicals, materials or substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants" or "pollutants", or words of similar import, under any applicable Environmental Law.

      "HEDGING AGREEMENT" shall mean any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

      "INDEBTEDNESS" of any Person shall mean, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (d) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, provided, however, that the amount of such Indebtedness shall be the lesser of (x) the fair market value of such property and (y) the amount of such Indebtedness of others, (e) all Guarantees by such Person of Indebtedness of others, (f) all obligations of such Person constituting Capital Lease Obligations, (g) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (h) all obligations of such Person under any Hedging Agreement (including all Interest Hedging Obligations) and (i) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances.

      "INDEMNIFIED TAXES" shall mean Taxes other than Excluded Taxes.

      "INDEPENDENT ENGINEER" shall mean BT Worldwide Networks or such other engineer or engineering firm as may be appointed by the Administrative Agent in accordance with Section 11.15.

      "INITIAL PRINCIPAL PAYMENT DATE" shall mean July 30, 2001.

      "INSURANCE PROCEEDS ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to Article VIII.

      "INTELLECTUAL PROPERTY" shall mean, with respect to any Person, all licenses, trademarks, tradenames, copyrights, patents, technology, know-how, processes and other such similar agreements and all Software.

      "INTEREST COVERAGE RATIO" means the ratio, as of the last day of any fiscal quarter of the Borrower (and its Subsidiaries, on a consolidated basis), following the Effective Date, of (i) Consolidated Adjusted EBITDA for the four-fiscal quarter period then ended, to (ii) Consolidated Interest Expense for such four-fiscal quarter period, in each case as set forth in the most recent certificate delivered by the Borrower to the Administrative Agent pursuant to
Section 5.2(b) in respect of such fiscal period.

      "INTEREST HEDGING AGREEMENT" means any Hedging Agreement evidencing an Interest Hedging Transaction.

      "INTEREST HEDGING COUNTERPARTY" shall mean Barclays Bank PLC, Dresdner Kleinwort Benson, or any other Lender or Affiliate of a Lender at the time such Interest Hedging Transaction was entered into.

      "INTEREST HEDGING OBLIGATIONS" shall mean all indebtedness, liabilities and obligations of the Borrower under any agreement or agreements entered into by the

Borrower and one or more Interest Hedging Counterparties with respect to any Interest Hedging Transaction.

      "INTEREST HEDGING TRANSACTION" shall mean any interest rate swap transaction, interest "cap" or "collar" transaction and/or any other interest rate hedging transaction entered into by the Borrower with an Interest Hedging Counterparty to hedge the Borrower's interest rate exposure with respect to the Term Loans.

      "INTEREST PAYMENT DATE" shall mean (a) with respect to any ABR Loan, the 30th day of each month (or, if any such day is not a Business Day, the next succeeding Business Day of that month or, if there is no such succeeding Business Day, the immediately preceding Business Day) and, with respect to any ABR Loan outstanding on the Maturity Date, the Maturity Date and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

      "INTEREST PERIOD" shall mean, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is seven days or one, two, three or six months thereafter, as the Borrower may elect in accordance with the terms of this Agreement; PROVIDED that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day, (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, (c) Interest Periods shall be selected so that sufficient funds are available without breakage to make scheduled amortization payments on the Loans, (d) if the Administrative Agent elects an Interest Period under Section 2.5(e), such Interest Period may be of any period of time and is not subject to the restriction that it shall have a duration of either seven days or one, two, three or six months and (e) any Interest Period that would otherwise extend beyond the Maturity Date, shall end on the Maturity Date. For purposes hereof, the date of a Borrowing initially shall be the date on which such

Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

      "KDD" shall mean Kokusai Denshin Denwa Co., Ltd., a corporation organized under the laws of Japan.

      "KDD CONSTRUCTION CONTRACT GUARANTY" shall mean the Guaranty, dated as of December 14, 1994, made by KDD in favor of the Borrower, as amended, supplemented or otherwise modified prior to the Closing Date and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

      "KDD-SCS" shall mean KDD Submarine Cable Systems Inc., a corporation organized under the laws of Japan and a wholly-owned subsidiary of KDD.

      "LANDING COUNTRY" shall mean, at any time of determination, each country in which the FLAG System is landed or is planned to land at such time.

      "LANDING PARTY PTTS" shall be the collective reference to the Original Landing Party PTTs and each other PTT located in a Landing Country added pursuant to Section 6.15 and which is designated as a "Landing Party" in the C&MA.

      "LENDERS" shall be the collective reference to the lenders listed on the signature pages hereto, together with their respective successors and permitted assigns hereunder.

      "LIBO RATE" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO RATE" with respect to such Eurodollar Borrowing for such Interest Period shall be the average (rounded upwards, if necessary, to the next 1/16 of 1%) of the respective rates notified to the Administrative Agent by each of the Reference Lenders as the rate at which such Reference Lender is offered Dollar deposits at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period in the London interbank eurodollar market for delivery on the first day of such Interest Period for the number of days comprised therein and in amount comparable to the amount of its Eurodollar Loans to be outstanding during such Interest Period.

      "LIEN" shall mean, with respect to any asset (a) any mortgage, assignment, deposit arrangement, deed of trust, lien (statutory or other), pledge, hypothecation, encumbrance, charge, expropriation (or expropriatory claims), security interest or similar encumbrance in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

      "LOANS" shall be the collective reference to the Revolving Credit Loans and the Term Loans.

      "MAINTENANCE ZONE AGREEMENTS" shall be the collective reference to the Atlantic Cable Maintenance Agreement, the Mediterranean Cable Maintenance Agreement, the Agreement for the Maintenance of Pacific Ocean Cable Systems in the Yokohama Zone, the South East Asia and Indian Ocean Cable Maintenance Agreement and the Agreement for the Maintenance of the FLAG Submarine Cable System, as each may be replaced in accordance with the terms of this Agreement and as each may be amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

      "MAJORITY LENDERS" shall mean, at any time of determination, Lenders having outstanding Revolving Credit Loans and Term Loans and unused Commitments representing more than 51% of the sum of the aggregate outstanding Revolving Credit Loans and Term Loans and aggregate unused Commitments at such time.

      "MANAGEMENT COMMITTEE" shall mean the "MC", as such term is defined in Paragraph 4 of the C&MA.

      "MARKET CONSULTANT" shall mean Ovum Ltd.

      "MARUBENI" shall mean the Marubeni Corporation, a Japanese corporation.

      "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on (a) the Project or the business, operations, condition (financial or otherwise), property or prospects of the Borrower and its Subsidiaries taken as a whole or the Project, (b) the ownership, use or operation of the Project, (c) the ability of the Borrower or any of its Subsidiaries to perform its obligations under any Financing Document, (d) the value, validity, perfection and enforceability of the Liens granted to the Collateral Trustee under the Security Documents, or (e) the validity or enforceability of the Financing Documents or the Principal Project Documents (other than any Capacity Sales Agreement) or the availability of the remedies of the Administrative Agent, the Collateral Trustee or the Lenders under the Financing Documents; PROVIDED, HOWEVER, that an adverse change in sales or prospective sales of Capacity based on changes or perceived changes in external market conditions (including as a result of increased competition or introductions or applications of new technology) will not, in and of itself, provide a basis that an event described above has occurred.

      "MATERIAL INDEBTEDNESS" shall mean Indebtedness (other than the Loans) in a principal amount exceeding $1,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Borrower in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower would be required to pay if such Hedging Agreement were terminated at such time.

      "MATURITY DATE" shall mean January 30, 2006.

      "MEDITERRANEAN CABLE MAINTENANCE AGREEMENT" shall mean the Mediterranean Cable Maintenance Agreement, dated January 1, 1993, between and among Azienda di Stato per i Servizi Telefonici, Telefonica de Espana, S.A., the Borrower and the other parties listed therein from time to time parties thereto, as amended, supplemented or otherwise modified prior to the Effective Date and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

      "MIUS" shall mean the minimum investment units in which Capacity is disposed of from time to time.

      "MOODY'S" shall mean Moody's Investors Service, Inc.

      "MULTIEMPLOYER PLAN" shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

      "NET CASH PROCEEDS" shall mean (a) with respect to the sale, transfer, lease or other disposition of any asset (excluding Capacity), an amount certified in reasonable detail by a Responsible Officer of the Borrower to the Lenders as the excess, if any, of (i) the sum of cash received in connection with such sale, transfer, lease or other disposition over (ii) the sum of (A) amounts placed in escrow or held as a reserve against any liabilities directly associated with such sale or disposition (except that, to the extent and as of the time any such amounts are released from such escrow or reserve, such amounts shall constitute Net Cash Proceeds), (B) amounts paid to minority interest holders of such asset and the principal amount of any Indebtedness (other than Indebtedness under this Agreement) which is secured by any such asset and which is repaid in connection with the sale, transfer, lease or other disposition thereof, (C) the out-of-pocket expenses incurred by the Borrower in connection with such sale, transfer, lease or other disposition and (D) provision for taxes payable by the Borrower and which are directly attributable to such sale, transfer, lease or other disposition (as estimated by the Borrower in good faith within one month of such sale to be payable by the Borrower, PROVIDED that to the extent such estimate shall have exceeded the amount of taxes actually paid, such difference shall thereupon constitute Net Cash Proceeds), (b) with respect to the issuance of any Capital Stock, an amount certified in reasonable detail by a Responsible Officer of the Borrower to the Lenders as the excess of (i) the sum of the cash received in connection with such issuance over (ii) the underwriting discounts and commissions (if any) and other fees, out-of-pocket expenses and other costs incurred by the Borrower in connection with such issuance and (c) with respect to the incurrence of Indebtedness, an amount certified in reasonable detail by a Responsible Officer of the Borrower to the Lenders as the excess of (i) the sum of the cash received in connection with such incurrence of Indebtedness over (ii) the fees, out-of-pocket expenses and other costs incurred by the Borrower in connection with such incurrence of Indebtedness.

      "NETWORK EXPANSION RESERVE ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to
Article VIII.

      "NOTES" shall be the collective reference to the Revolving Credit Notes and the Term Notes.

      "O&M PAYMENTS" shall be the collective reference to the Standby Maintenance Payments and Repair Maintenance Payments.

      "OBLIGATIONS" shall mean (a) all the unpaid principal amount of, and accrued interest on, the Loans, and all other obligations of the Borrower, any of its Subsidiaries or any other Person to the Secured Parties (including, without limitation, interest accruing at the then applicable rate provided for in the Financing Documents after the maturity of the Loans and interest accruing at the then applicable rate provided in the Financing Documents after the filing or commencement of any bankruptcy, insolvency, reorganization, administration (whether judicial or not) or like proceeding relating to the Borrower or any of its Subsidiaries whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of or in connection with this Agreement, the Notes or any other Financing Document, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel) or otherwise and (b) any extension, renewal, refunding, or refinancing of any indebtedness referred to in clause (a) above.

      "OPERATING BUDGET" shall mean an operating budget of the Borrower and its Subsidiaries detailing anticipated costs in connection with operating the Project with respect to each Operating Year, adopted by the Borrower pursuant to
Section 5.13, as each may be amended, supplemented or otherwise modified from time to time in accordance with Section 6.9.

      "OPERATING EXPENSE TRANSFER DATE" shall have the meaning ascribed thereto in Section 8.8(a).

      "OPERATING EXPENSES" shall mean, with respect to any Operating Year, all operation, administration and maintenance expenses with respect to the Project which are payable by the Borrower or any Subsidiary of the Borrower in such Operating Year, including all selling, general and administrative expenses, all standby and repair maintenance expenses, landing site operations expense, project management expense, insurance expense, all commissions on dispositions of Capacity, all sales, excise and similar taxes and all other Taxes and duties payable by the Borrower (excluding income taxes) in respect of operating the Project; PROVIDED, HOWEVER, in no event shall "Operating Expenses" include (a) any payments made by the Borrower to purchasers or lessees of Capacity relating to such purchase or lease or (b) any payments made by the Borrower not related to the transfer of Capacity or other Project Activities.

      "OPERATING PROJECTIONS" shall have the meaning ascribed thereto in Section 4.2(k).

      "OPERATING RESERVE ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to Article VIII.

      "OPERATING RESERVE MAXIMUM BALANCE" shall mean $25,000,000.

      "OPERATING YEAR" shall mean each calendar year beginning with the 1998 calendar year.

      "ORIGINAL CONFIGURATION" shall mean the configuration of the Project on the Effective Date which consists of (a) thirty-two Basic System Modules on one fiber pair available for traffic and restoration between: the United Kingdom and Italy, Italy and Egypt, Egypt and India, India and Thailand, Thailand and Hong Kong, Hong Kong and the People's Republic of China, the People's Republic of China and the Republic of Korea, and the Republic of Korea and Japan, and (b) thirty-two Basic System Modules on a second fiber pair available for traffic and restoration between: the United Kingdom and Spain, Spain and Italy, Italy and Egypt, Egypt and Jordan, Jordan and Saudi Arabia, Saudi Arabia and the United Arab Emirates, the United Arab Emirates and India, India and Malaysia, Malaysia and Thailand, Thailand and Hong Kong, Hong Kong and the People's Republic of China, the People's Republic of China and the Republic of Korea, and the Republic of Korea and Japan (all as set forth and more fully described in SCHEDULE 1.1(A)), and (c) terminal stations at (and only at) the following:
Porthcurno, the United Kingdom; Estepona, Spain; Palermo, Italy; Alexandria, Egypt; Suez, Egypt; Aqaba, Jordan; Jeddah, Saudi Arabia; Fujairah, the United Arab Emirates; Mumbai, India; Penang, Malaysia; Songkhla, Thailand; Lantau Island, Hong Kong, China; Nan Hui, China; Keoje, Korea; Miura, Japan; and Ninomiya, Japan.

      "ORIGINAL LANDING PARTY PTTS" shall mean, collectively, the following
PTTs: (i) Cable & Wireless Communications Limited; (ii) Telefonica de Espana S.A.; (iii) TELECOM ITALIA S.p.A.; (iv) Telecom Egypt; (v) Jordan Telecommunications Company; (vi) Saudi Telecom Company; (vii) Etisalat; (viii) Videsh Sanchar Nigam Limited; (ix) Telekom Malaysia Berhad; (x) The Communications Authority of Thailand; (xi) Cable & Wireless HKT International;
(xii) China Telecom; (xiii) Korea Telecom; (xiv) International Digital Communications Inc.; and (xv) KDD.

      "OTHER TAXES" shall mean any and all present or future stamp or documentary Taxes, charges or similar levies arising from any payment hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Financing Document.

      "PARTICIPATING PTTS" shall mean any PTT (other than a Landing Party PTT) who has executed a Capacity Sales Agreement and, as a result, has become a party to the C&MA.

      "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

      "PERFORMANCE BOND" shall mean the letter of credit, dated July 18, 1995, issued by Canadian Imperial Bank of Commerce, New York Agency, in favor of the Collateral Trustee in accordance with Article 15 of the Construction Contract, as amended, supplemented or otherwise modified prior to the Effective Date, as amended by the amendment thereto, dated the date hereof, pursuant to which the Collateral Trustee became the beneficiary thereof and as the same may be further amended, supplemented or otherwise modified, or replaced from time to time in accordance with the terms of this Agreement.

      "PERMITTED C&MA AMENDMENT" shall mean (a) any amendment to the C&MA contemplated by Paragraph 30.3(i) of the C&MA, (b) any amendment to the C&MA to remove a PTT (which is not a Landing Party PTT) as a party thereto as a result of the loss of the Capacity Sales Agreement to which such PTT is a party (or the suspension or termination of the Capacity conveyed thereunder), (c) any amendment to the C&MA which (i) does not impose on the Borrower an obligation to make any payment unless such payment is provided for in the then current Operating Budget or from Permitted Sources and (ii) could not reasonably be expected to have an adverse effect on the ability of the Borrower to perform its obligations under the Financing Documents to which it is a party, and the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer certifying as to the matters set forth in clauses (i) and
(ii) prior to entering into such amendment and (d) any amendment to the C&MA which is required to conform to Applicable Laws, PROVIDED that such amendment could not reasonably be expected to have a Material Adverse Effect and is the most reasonable course of action to take in order to comply with such Applicable Law.

      "PERMITTED INVESTMENTS" shall mean:

            (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

            (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a credit rating of at least A-2 from S&P or at least P-2 from Moody's;

            (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and overnight sweep accounts, money market deposit accounts issued or offered by, (i) the Administrative Agent or any of its Affiliates, (ii) any Lender, (iii) the Collateral Trustee or (iv) any other bank which has a combined capital and surplus and undivided profits of not less than $250,000,000; and

            (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above.

      "PERMITTED LIENS" shall mean:

            (a) Liens imposed by law for Taxes that either are not yet due or are subject to a Contest;

            (b) materialmen's, mechanics', workers', repairmen's, employees', carriers', warehousemen's and other like Liens relating to the construction of the Project (as modified in accordance with the terms hereof) or otherwise arising in the ordinary course of business for amounts that either are not more than 60 days past due or are subject to a Contest;

            (c) Liens of any of the types referred to in clause (b) above that have been bonded for the full amount in dispute (or as to which other security arrangements satisfactory to the Administrative Agent have been made);

            (d) the rights of the PTT's with respect to portions of the Project as specifically provided in the C&MA;

            (e) Liens arising out of judgments or awards with respect to which appeals or other proceedings for review are being prosecuted in good faith, so long as such proceedings have the effect of staying the execution of such judgments or awards and satisfying the conditions for the continuation of proceedings to contest Taxes set forth in the definitions of "Contest";

            (f) pledges and deposits made in the ordinary course of business in compliance with worker's compensation, unemployment insurance and other social security laws or regulations;

            (g) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not interfere with ordinary conduct of business of the Borrower or the Project; and

            (h)  Liens arising under any Financing Document.

      "PERMITTED SALE LEASEBACKS" shall mean sale leasebacks of real and personal property constituting a portion of the Project, PROVIDED that (a) such sale leasebacks shall be undertaken for fair value pursuant to a tax program reasonably satisfactory to the Majority Lenders and recommended by an internationally recognized tax consultant of the Borrower, (b) the terms of such sale leasebacks shall be acceptable to the Majority Lenders and (c) the Net Cash Proceeds of any sale of assets undertaken in connection therewith shall be applied to the prepayment of the Loans in accordance with Section 2.9.

      "PERMITTED SOURCES" shall mean, so long as no Event of Default shall have occurred and be continuing, (a) funds received by the Borrower after the Effective Date in respect of the issuance of common equity of the Borrower which are not required to prepay the Loans in accordance with Section 2.9 and are on deposit in the Sales and Issuances Proceeds Account, (b) funds available in the Capital Expenditure Account, other than the Construction Funds and the S&J Funds, if such funds are being used pursuant to Section 6.15, (c) funds available in the Network Expansion Reserve Account, (d) funds actually made available to the Borrower for its sole benefit in accordance with clause TENTH of Section 8.8(b) and which are being maintained on deposit in the Permitted Sources Account (or, if such amounts are not on deposit therein, such funds have been committed to on terms and pursuant to documentation satisfactory to the Administrative Agent) or (e) funds made available by parties other than the Borrower and its Subsidiaries without any recourse to the Borrower, its assets (other than to Capacity to the extent conveyed in accordance with the terms of this Agreement), any of its Subsidiaries or their respective assets or any portion of the Project and which funds are being maintained on deposit in the Permitted Sources Account (or, if such amounts are not on deposit therein, such funds have been committed to on terms and pursuant to documentation satisfactory to the Administrative Agent), and in each case the use of such funds has not been provided for or otherwise allocated to another purpose in accordance with the terms of this Agreement.

      "PERMITTED SOURCES ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to Article VIII.

      "PERMITTED UPGRADES" shall mean any and all physical additions, improvements or upgrades to the FLAG System that the Independent Engineer certifies to the Administrative Agent are feasible and will add to the overall value of the FLAG System, PROVIDED that such addition, improvement or upgrade
(a) could not reasonably be expected to have an adverse effect (other than a temporary or minor adverse effect) on the normal use or operation of the FLAG System, (b) will not require the Borrower to enter into any Additional Contract or otherwise amend any Project Document, except as permitted by Sections 6.10 and 6.12, (c) will not conflict with the provisions of Section 6.15, (d) will not otherwise result in a Default or Event of Default and (e) could not reasonably be expected to have a Material Adverse Effect.

      "PERSON" shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

      "PLAN" means any employee pension benefit plan (other than a Multiemployer
Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

      "PLEDGE AGREEMENTS" shall be the collective reference to the FLAG Telecom Pledge Agreement and the Borrower Pledge Agreement.

      "PLEDGED STOCK" shall mean all Capital Stock of the Borrower and of each of the Borrower's Subsidiaries, together with all other "Collateral" as defined in the Pledge Agreements.

      "PRICING SCHEDULE" shall mean the schedule setting forth for each Segment the sale or lease price for Capacity on the FLAG System, including any discounts for aggregated purchases, as the same may be amended by the Borrower at its discretion from time to time.

      "PRIME RATE" shall mean the respective rate of interest per annum established by each of Barclays Bank PLC and Dresdner Kleinwort Benson as their prime or reference or base rate in effect at their respective principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is effective. The Prime Rate is not necessarily the lowest rate of interest charged to borrowers.

      "PRINCIPAL PAYMENT DATE" shall mean the Initial Principal Payment Date and each date set forth on SCHEDULE 2.7(B), or if any such day is not a Business Day, the next succeeding Business Day of that month or, if there is no such succeeding Business Day, the immediately preceding Business Day.

      "PRINCIPAL PROJECT DOCUMENTS" shall be the collective reference to the C&MA, the Construction Contract, each Construction Contract Guaranty, each Capacity Sales Agreement, each Software Agreement, each Maintenance Zone Agreement and the Performance Bond, and any replacement of any of the foregoing in accordance with the terms hereof.

      "PROJECT" shall be the collective reference to the Segments-T, the Segments-S, the Segment X-1, the Segment X-2, the FNOC and all other facilities and components necessary for the use, operation and maintenance of the FLAG System.

      "PROJECT ACTIVITIES" shall mean (a) the design, development, engineering, acquisition, installation, construction, landing, completion, disposition, financing, modification, start-up, testing, operation, ownership, possession, maintenance and use of the Project (and any portion thereof), (b) the sale, lease or other disposition of

Capacity on the FLAG System, (c) Permitted Upgrades of the FLAG System and (d) all activities related or incidental to any of the foregoing.

      "PROJECT DOCUMENTS" shall be the collective reference to the Principal Project Documents and each other material agreement in existence on the Effective Date that the Borrower or any of its Subsidiaries is a party to related to any Project Activity, including, without limitation, the documents set forth on SCHEDULE 3.19(B) and each Additional Contract for which the prior written consent of the Majority Lenders is required under Section 6.12.

      "PROJECT REVENUES" shall mean, for any period, all revenues and proceeds received by the Borrower or any Subsidiary thereof during such period from whatever source (including, without limitation, in respect of (a) Interest Hedging Transactions, (b) O&M Payments, (c) refunds in respect of Taxes, (d) Restoration Payments and (e) the disposition of Capacity); PROVIDED, HOWEVER, that Project Revenues shall not, in any event, include Special Payments, Casualty Proceeds, Net Cash Proceeds and proceeds of Loans hereunder.

      "PROPER INSTRUCTIONS" shall have the meaning ascribed thereto in Section 10.4(c).

      "PROPER PARTY" and "PROPER PARTIES" shall have the respective meanings ascribed thereto in Section 10.2(a).

      "PTT" shall mean any international telecommunications entity or other Person which commits to purchase or lease or otherwise acquire rights with respect to Capacity pursuant to a Capacity Sales Agreement.

      "QUARTERLY TRANSFER DATE" shall mean the 30th of each January, April, July and October following the Effective Date, or if any such day is not a Business Day, the next succeeding Business Day of that month or, if there is no such succeeding Business Day, the immediately preceding Business Day.

      "REBATE ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to Article VIII.

      "REFERENCE LENDERS" shall be the collective reference to Barclays Bank PLC and Dresdner Kleinwort Benson.

      "REGISTER" shall have the meaning ascribed thereto in Section 11.4(c).

      "REGISTRAR AND TRANSFER AGENT AGREEMENT" shall mean the Registrar and Transfer Agent Agreement, dated as of January 28, 1998, among the Borrower, the Collateral Trustee and Butterfield Corporate Services Limited, as registrar, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

      "RELATED PARTIES" shall mean, with respect to any specified Person, such Person's Affiliates and subsidiaries and the respective directors, officers and employees of such Person and such Person's Affiliates and subsidiaries.

      "RELEASE" shall mean any release, burial, disposal, discharge, emission, injection, spillage, leakage, seepage, leaching, dumping, pumping, pouring, escaping, emptying or placement.

      "REMAINING ASSET VALUE" shall mean, as of any date, (a) the sum of the aggregate amount of unsold Capacity (including Capacity to be achieved through budgeted system upgrades (to the extent there are funds in the Upgrade Reserve Account sufficient to fund such upgrades)) MULTIPLIED by (b) the average price of the three most recent sales of Capacity in each market region occurring within one year of such date (or, if there are less than three sales in a given market region, all sales occurring in such market region within one year of the date of determination). The Borrower shall calculate clauses (a) and (b) above in accordance with SCHEDULE 1.1(B) and such calculations shall be computed in accordance with procedures that have been agreed upon with the Arrangers.

      "REMAINING ASSET VALUE TO SENIOR SECURED DEBT RATIO" means the ratio, as of the last day of any fiscal quarter of the Borrower (and its Subsidiaries, on a consolidated basis) following the Effective Date, of (i) Remaining Asset Value as of such day to (ii) Senior Secured Debt as of such day, in each case as set forth in the most recent certificate delivered by the Borrower to the Administrative Agent pursuant to Section 5.2(b) in respect of such fiscal quarter.

      "REPAIR AND RESTORATION RESERVE ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to
Article VIII.

      "REPAIR MAINTENANCE PAYMENTS" shall mean payments due from time to time from PTTs pursuant to Paragraph 11.2 of the C&MA or pursuant to comparable arrangements.

      "REQUIREMENT OF LAW" shall mean, as to any Person, the Certificate of Incorporation and By-Laws (or in the case of a partnership, its partnership agreement) or other organizational or governing documents of such Person, and any law, treaty, rule or regulation of any Governmental Authority, and any determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

      "RESPONSIBLE OFFICER" shall mean, with respect to any Person, the Chairman, Chief Financial Officer, President, Treasurer, Deputy Treasurer or Controller of such Person or any other authorized Person.

      "RESTORATION PAYMENTS" shall mean payments in Dollars received by the Borrower for providing restoration on the FLAG System.

      "RESTORATION PLAN" shall mean a plan developed by the Borrower and approved by the Management Committee (or any subcommittee thereof) in proposal of restoration of the FLAG System.

      "RESTRICTED PAYMENT" shall mean any dividend or distribution (whether in cash, securities or other property) with respect to any shares of any class of Capital Stock of the Borrower, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of Capital Stock of the Borrower or any option, warrant or other right to acquire any such shares of Capital Stock of the Borrower.

      "REVENUE ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to Article VIII.

      "REVOLVING CREDIT COMMITMENT" shall mean, as to any Revolving Credit Lender, the obligation of such Revolving Credit Lender to make Revolving Credit Loans to the Borrower in an aggregate amount not to exceed, at any one time outstanding, the amount set forth opposite such Revolving Credit Lender's name on SCHEDULE 2.1 under the heading "Revolving Credit Commitment" or, in the case of any Revolving Credit Lender that is an assignee, the amount of the assigning Revolving Credit Lender's Revolving Credit Commitment assigned to such assignee pursuant to Section 11.4, in each case as such amount may be adjusted or reduced from time to time as provided herein.

      "REVOLVING CREDIT COMMITMENT TERMINATION DATE" shall mean the earlier to occur of (a) January 30, 2006, (b) the date on which the Revolving Credit Commitments shall terminate under the terms of the Financing Documents and (c) the date on which the Term Loans shall be repaid in full.

      "REVOLVING CREDIT LENDERS" shall mean, at any time of determination, Lenders having outstanding Revolving Credit Loans or unused Revolving Credit Commitments.

      "REVOLVING CREDIT LOANS" shall mean (i) Existing Revolving Credit Loans and (ii) any Loans made by Lenders pursuant to subsection 2.1(b) of this Agreement.

      "REVOLVING CREDIT NOTE" shall have the meaning ascribed thereto in Section 2.7(f).

      "RIGHTS-OF-WAY" shall mean all easements, rights-of-way and other similar real property interests and all consents required or reasonably necessary for access to the Project or for the performance of any Project Activity, and to allow the Borrower's cable to cross other telecommunications cables, pipelines, and the like, to rest or be buried in any inland waters, territorial waters, continental shelf, contiguous zones, Exclusive Economic Zones (as defined in the 1982 Convention on the Law of the Sea) and permissions to cross any beach or land and all other construction, installation, siting, environmental and operating permits and licenses that are required for the performance of the Project Activities.

      "R&R RESERVE MAXIMUM BALANCE" shall mean $5,000,000.

      "S&J FUNDS" shall mean the amount of funds set aside to pay for the costs related to the addition of Saudi Arabia and Jordan as Landing Countries; PROVIDED, that in no event shall such amounts exceed $22,000,000 together with accrued interest thereon.

      "S&J SAVINGS AMOUNT" shall have the meaning ascribed thereto in Section 8.14(b).

      "S&P" shall mean Standard & Poor's Ratings Services.

      "SALES AND ISSUANCES PROCEEDS ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to
Article VIII.

      "SECURED PARTIES" shall be the collective reference to the Administrative Agent, the Collateral Trustee, the Lenders and the Interest Hedging Counterparties.

      "SECURITY AGREEMENTS" shall be the collective reference to the Borrower Security Agreement and the Subsidiary Security Agreements.

      "SECURITY DOCUMENTS" shall be the collective reference to the Security Agreements, the Pledge Agreements and any other document pursuant to which a security interest is, or is purported to be, granted to secure the Obligations.

      "SEGMENT-X" shall mean Segment X-1 or Segment X-2, as the case may be.

      "SEGMENT X-1" shall have the meaning ascribed thereto in the C&MA.

      "SEGMENT X-2" shall have the meaning ascribed thereto in the C&MA.

      "SEGMENTS" shall be the collective reference to the Segments-S, Segments-T, Segment X-1, Segment X-2 and any other "Segment" under the C&MA.

      "SEGMENTS-S" shall have the meaning ascribed thereto in the C&MA.

      "SEGMENTS-T" shall have the meaning ascribed thereto in the C&MA.

      "SENIOR SECURED DEBT" means, as of any date of determination, an amount equal to the sum of Total Utilization of Commitments, all secured trade payables and all capital leases of, in each case, Borrower and its Subsidiaries.

      "SENIOR UNSECURED NOTE DOCUMENTS" shall be the collective reference to the Senior Unsecured Notes, the Senior Unsecured Note Indenture and the Senior Unsecured Note Offering Memorandum.

      "SENIOR UNSECURED NOTE INDENTURE" shall mean the Indenture, dated January 30, 1998, between the Borrower and the Senior Unsecured Note Trustee, pursuant to which the Senior Unsecured Notes are issued, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

      "SENIOR UNSECURED NOTE INTEREST PAYMENT DATE" shall mean the 30th day of January and July of each calendar year, commencing with July 30, 1998 (or, if any such day is not a Business Day, the immediately succeeding Business Day).

      "SENIOR UNSECURED NOTE OFFERING MEMORANDUM" shall mean the Offering Memorandum related to the issuance of the Senior Unsecured Notes.

      "SENIOR UNSECURED NOTE TRUSTEE" shall mean The Bank of New York, as trustee under the Senior Unsecured Note Indenture.

      "SENIOR UNSECURED NOTES" shall mean the $430,000,000 aggregate principal amount of 8.25% Senior Notes due 2008 of the Borrower issued pursuant to the Senior Unsecured Note Indenture, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

      "SOFTWARE" shall have the meaning ascribed thereto in the Construction Contract.

      "SOFTWARE AGREEMENTS" shall be the collective reference to the Software Development and License Agreement, the Technology Escrow Deposit Agreement, each Software Maintenance Agreement and each other software license agreement entered into by the Borrower in order to perform any Project Activity.

      "SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT" shall mean the Amended and Restated Software Development and License Agreement, dated as of December 14, 1994, by and between the Borrower and AT&T, as amended, supplemented or otherwise modified prior to the Effective Date and as the same may be further amended, supplemented or modified from time to time in accordance with the terms of this Agreement.

      "SOFTWARE MAINTENANCE AGREEMENT" shall mean the software maintenance agreement to be entered into by the Borrower in accordance with Section 5.22(c) and each other software maintenance agreement to which the Borrower is a party, as each may be amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

      "SOUTH EAST ASIA AND INDIAN OCEAN CABLE MAINTENANCE AGREEMENT" shall mean the South East Asia and Indian Ocean Cable Maintenance Agreement, dated June 1, 1986, between and among Cable and Wireless plc, Kokusai Denshin Denwa Co., Ltd., the Borrower and other Persons set forth therein or from time to time parties thereto, as amended, supplemented or otherwise modified prior to the Effective Date and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

      "SPECIAL PAYMENT ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to Article VIII.

      "SPECIAL PAYMENTS" shall mean (a) all payments made by the Contractors after the Closing Date under the Construction Contract and all other payments made after the Closing Date by the Contractors or the Construction Contract Guarantors in respect of any breach or failure by the Contractors to perform their obligations under the Construction Contract, whether as a result of any proceeding, settlement or otherwise, and (b) all payments made under the Performance Bond.

      "SPECIFIED PARTICIPANT" shall be the collective reference to (a) the Borrower, (b) FLAG Telecom and (c) at any time prior to the expiration of the Warranty Period, the Construction Contract Guarantors.

      "STANDBY MAINTENANCE PAYMENTS" shall mean payments due from time to time from PTTs pursuant to Paragraph 11.1 of the C&MA or pursuant to comparable arrangements.

      "STATUTORY RESERVE RATE" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

      "STOCK OPTION PLAN" shall mean a stock option plan to be created by the Borrower for the benefit of certain employees of the Borrower and/or any of its Subsidiaries.

      "SUBJECT COLLATERAL" shall mean all Collateral which can be perfected by the taking of action in respect of the United States (or any state or other jurisdiction thereof) or Bermuda.

      "SUBMARINE SYSTEM" shall have the meaning ascribed thereto in the C&MA.

      "SUBSIDIARY" shall mean, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

      "SUBSIDIARY GUARANTIES" shall be the collective reference to all guarantees entered into by any Subsidiary of the Borrower pursuant to Section 6.24, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

      "SUBSIDIARY SECURITY AGREEMENTS" shall be the collective reference to all security agreements entered into by any Subsidiary of the Borrower pursuant to
Section 6.24, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

      "TAX" OR "TAXES" shall mean any and all present or future fees (including, without limitation, documentation, recording, license and registration fees), taxes (including, without limitation, net income, franchise, value added, ad valorem, gross income, gross receipts, sales, use, rental, property (personal and real, tangible and intangible) and stamp taxes), levies, imposts, duties, deductions, charges, assessments or withholdings of any nature whatsoever, general or special, ordinary or extraordinary, imposed or assessed by any Governmental Authority, together with any and all penalties, fines, additions to tax and interest thereon and including any and all liabilities, losses, expenses and costs of any kind whatsoever that are in the nature of taxes.

      "TECHNOLOGY ESCROW DEPOSIT AGREEMENT" shall mean the Amended and Restated Technology Escrow Deposit Agreement, dated as of December 14, 1994, among the Borrower, AT&T and Filesafe, Inc., as escrow agent, as amended, supplemented or otherwise modified prior to the Effective Date and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

      "TERM LENDERS" shall mean, at any time of determination, Lenders having outstanding Term Loans.

      "TERM LOAN COMMITMENT" shall mean, as to any Term Lender, the obligation of such Term Lender to make Term Loans to the Borrower in an aggregate principal amount not to exceed the amount set forth opposite such Term Loan Lender's name on SCHEDULE 2.1 under the heading "Term Loan Commitment" or, in the case of a Term Loan Lender that is an assignee, the amount of the assigning Term Loan Lender's Term Loan Commitment assigned to such assignee pursuant to Section 11.4, in each case as such amount may be adjusted from time to time as provided herein.

      "TERM LOANS" shall have the meaning ascribed thereto in Section 2.6.

      "TERM NOTE" shall mean (i) "Term Notes" as defined in the Existing Credit Agreement" and (ii) any promissory note issued by the Borrower pursuant to
Section 11.4(c) in connection with assignments of the Term Loan Commitments or Term Loans of any Term Lenders, in each case substantially in the form of EXHIBIT A-2 annexed hereto, as they may be amended, supplemented, restated or otherwise modified from time to time.

      "TOTAL CONTRACT PRICE" shall have the meaning ascribed thereto in the Construction Contract.

      "TOTAL UTILIZATION OF COMMITMENTS" means, at any date of determination, the sum of the aggregate principal amount of all outstanding Loans.

      "TRANSACTION DOCUMENTS" shall be the collective reference to the Financing Documents and the Project Documents.

      "TRANSFER" shall have the meaning ascribed thereto in Section 6.4.

      "TSS" shall mean Tyco Submarine Systems Ltd. (formerly known as AT&T Submarine Systems, Inc.).

      "TYPE" when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

      "UPGRADE RESERVE ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to Article VIII.

      "UPGRADE RESERVE MAXIMUM BALANCE" shall mean (A) the lesser of (i) $100,000,000 and (ii) the amount the Independent Engineer determines to be the sum of all budgeted upgrade costs of the FLAG System LESS (B) any amounts which have been withdrawn from the Upgrade Reserve Account to fund upgrades of the FLAG System; PROVIDED, HOWEVER, that on and from the date which is the earlier of (i) the date on which the aggregate amount of outstanding Loans does not exceed $50,000,000 and (ii) January 1, 2004, the Borrower may fund up to an additional $60,000,000 into the Upgrade Reserve Account and the amounts set forth in (A) above shall be increased accordingly.

      "VOTING STOCK" shall mean, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holders thereof to vote under ordinary circumstances in the election of members of the board of directors or other governing body of such Person.

      "WARRANTY PERIOD" shall mean the period from and including the Closing Date to and including the last day of the latest "Replacement Period" under the Construction Contract.

      "WITHDRAWAL LIABILITY" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

      "WORK" shall mean any and all services, functions, duties, responsibilities or other obligations to be undertaken and performed by any Contractor pursuant to the Construction Contract, including, but not limited to, all "Work" and "Services" as such terms are defined in the Construction Contract, and the provision of all labor, material and services utilized in the design, construction, installation, engineering, equipping and testing of the Project.

      "YEAR 2000 PROBLEM" shall mean any significant risk that computer hardware, software or equipment containing embedded microchips essential to the business or operations of the Borrower or any of its Subsidiaries will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively and reliably as in the case of times and time periods occurring before January 1, 2000, including the making of accurate leap year calculations.

2.2. SECTION CLASSIFICATION OF LOANS AND BORROWINGS. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Credit Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Eurodollar Revolving Credit Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Credit Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving Credit").

2.3. SECTION TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as amended, supplemented, or otherwise modified from time to time (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

2.4. SECTION ACCOUNTING TERMS; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time.


3                              ARTICLE

4                           THE COMMITMENTS

4.1. SECTION COMMITMENTS. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrower herein set forth, each Lender hereby severally agrees to make the Loans described in subsection 2.1(b).

(a) EXISTING LOANS. The Borrower acknowledges and confirms that each Existing Lender held Existing Loans in the respective principal amounts set forth in the Global Assignment Agreement outstanding immediately before the Effective Date. After giving effect to the Global Assignment Agreement, each Lender has Revolving Credit Loans and Term Loans in the respective principal amounts set forth opposite its name on SCHEDULE 2.1 annexed hereto. Borrower hereby represents, warrants, agrees, covenants and (1) reaffirms that it is not aware of any defense, set off, claim or counterclaim against the Administrative Agent or any Lender in regard to its Obligations in respect of such Existing Loans and
(2) reaffirms its obligation to pay such Existing Loans in accordance with the terms and conditions of this Agreement and the other Financing Documents. Based on the foregoing, (A) Borrower and each Lender agree that, other than any Existing Loans to be repaid from the Net Cash Proceeds to be received and applied in accordance with subsection 4.2(f), any amounts owed (whether or not presently due and payable, and including all interest and fees accrued to the Effective Date (which shall be payable on the next Interest Payment Date with respect to the Existing Loans to which such interest relates)) by Borrower to Existing Lenders or in respect of the Existing Loans, shall, as of the Effective Date, be continued as, maintained as, and owed by Borrower in respect of Loans hereunder. Amounts repaid or prepaid in respect of Existing Revolving Credit Loans may be repaid and reborrowed pursuant to Section 2.1(b) below to but excluding the Revolving Credit Commitment Termination Date. Amounts repaid or prepaid in respect of Term Loans may not be reborrowed.

(b) REVOLVING CREDIT LOANS. Each Lender severally agrees, subject to the limitations set forth below with respect to the maximum amount of Revolving Credit

Loans permitted to be outstanding from time to time, to lend to Borrower from time to time during the period from the Effective Date to but excluding the Revolving Credit Commitment Termination Date an aggregate amount (including its pro rata share of Existing Revolving Credit Loans outstanding) not exceeding its pro rata share of the aggregate amount of the Revolving Credit Commitments to be used for the purposes identified in Section 5.11. The amount of each Lender's Revolving Credit Commitment as of the Effective Date is set forth opposite its name on SCHEDULE 2.1 annexed hereto and the aggregate amount of the Revolving Credit Commitments as of the Effective Date is $10,000,000; PROVIDED that, the Revolving Credit Commitments of Lenders shall be adjusted to give effect to any assignments of the Revolving Credit Commitments pursuant to Section 11.4; and PROVIDED, FURTHER, that the amount of the Revolving Credit Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to Section 2.6. Each Lender's Revolving Credit Commitment shall expire on the Revolving Credit Commitment Termination Date and all Revolving Credit Loans and all other amounts owed hereunder with respect to the Revolving Credit Loans and the Revolving Credit Commitments shall be paid in full no later than the Revolving Credit Commitment Termination Date. Amounts borrowed under this
Section 2.1(b) may be repaid and reborrowed to but excluding the Revolving Credit Commitment Termination Date.

(c) SECTION LOANS AND BORROWINGS. Each Loan shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the applicable Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; PROVIDED that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

(d) Subject to Section 2.12, each Borrowing of a Class shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender, at its option, may make any Eurodollar Loan by causing any domestic or foreign branch of such Lender to make such Loan; PROVIDED that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement and shall not increase the cost to the Borrower with respect to such Loan.

(e) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000, and at the time each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000; PROVIDED that any Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Credit Commitments. Borrowings of more than one Type and Class may be outstanding at the same time; PROVIDED that there shall not at any time be more than a total of ten Eurodollar Borrowings outstanding.

(f) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

4.2. SECTION REQUESTS FOR BORROWINGS. To request a Borrowing, the Borrower shall deliver a Borrowing Request to the Administrative Agent (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, four Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, two Business Days before the date of the proposed Borrowing. Each such Borrowing Request shall be irrevocable. Each such Borrowing Request shall specify the following information in compliance with Section 2.2:


            (i) the aggregate amount of each requested Borrowing;

            (ii) the date of such Borrowing, which shall be a Business Day;

            (iii) whether each such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

            (iv) in the case of any Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period".

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be a Eurodollar Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each applicable Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

(a) SECTION FUNDING OF BORROWINGS. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to the Revenue Account.

(b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Revolving Credit Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

(c) SECTION INTEREST ELECTIONS. Each Borrowing shall be of the Type and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period, as specified in the applicable Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.5. The Borrower may elect different options with respect to different portions of the affected Borrowing of any Class, in which case each such portion shall be allocated ratably among the Lenders of such Class holding the Loans of such Class comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

(d) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by delivering a Continuation/Conversion

Notice to the Administrative Agent by the time that a Borrowing Request would be required under Section 2.3 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such notice shall be irrevocable.

(e) Each Continuation/Conversion Notice shall specify the following information in compliance with Section 2.2:

      (i) the Borrowing to which such Continuation/Conversion Notice applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

      (ii) the effective date of the election made pursuant to such Continuation/Conversion Notice, which shall be a Business Day;

      (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

      (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Continuation/Conversion Notice requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

(f) Promptly following receipt of a Continuation/Conversion Notice, the Administrative Agent shall advise the applicable Lenders of the details thereof and of such Lender's portion of each resulting Borrowing.

(g) Subject to Sections 2.2 and 2.12 and the other provisions of this Section, if the Borrower fails to deliver a timely Continuation/Conversion Notice with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then the Borrower shall be deemed to have selected to continue such Borrowing as a

Eurodollar Borrowing with an Interest Period of one month's duration. Notwithstanding any contrary provision hereof, if an Event of Default as described in paragraph (a) of Article VII (or any other Event of Default if the Administrative Agent so elects) has occurred and is continuing and the Administrative Agent so notifies the Borrower, then, so long as such Event of Default is continuing, if the Borrower wishes to continue any Borrowing as, or convert any Borrowing to, a Eurodollar Borrowing, the Administrative Agent shall have the right to elect the Interest Period for such Eurodollar Borrowing, which Interest Period may be of any period of time and is not subject to the restriction that it shall have the duration of either seven days or one, two, three or six months.

(h) SECTION TERMINATION AND REDUCTION OF COMMITMENTS. The Term Loan Commitments were terminated upon the extension of the initial term loans (collectively, the "TERM LOANS") on the Closing Date. Unless previously terminated, the Revolving Credit Commitments shall terminate on the Revolving Credit Commitment Termination Date.

(i) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Revolving Credit Commitments under paragraph (c) of this Section at least five (5) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Revolving Credit Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable. Any termination or reduction of the Revolving Credit Commitments shall be permanent. Each reduction of the Revolving Credit Commitments shall be made ratably among the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitments.

(j) The Borrower may at any time terminate, or from time to time reduce, the Revolving Credit Commitments; PROVIDED that each reduction of the Revolving Credit Commitments shall be in an amount that is an integral multiple of $1,000,000.

(k) Except for mandatory prepayments of the Revolving Credit Loans pursuant to
Section 2.9(b), the Revolving Credit Commitments shall be automatically and permanently reduced upon and in the amount of any prepayments made thereon pursuant to Section 2.9.

(l) SECTION REPAYMENT OF LOANS; EVIDENCE OF DEBT. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each

Revolving Credit Lender, the then unpaid principal amount of each Revolving Credit Loan of such Revolving Credit Lender on the Maturity Date (together with accrued interest thereon).

(m) The Borrower hereby unconditionally promises to pay to the Administrative Agent, for the benefit of the Term Lenders, the aggregate unpaid principal amount of the Term Loans, in quarterly installments on Principal Payment Dates, commencing on the Initial Principal Payment Date, in an amount for each such Principal Payment Date as set forth in SCHEDULE 2.7(B) under the heading "Contractual Amortization". To the extent not previously paid, all Term Loans shall be due and payable on the Maturity Date. Each repayment of Term Loan Borrowings shall be applied to repay any outstanding ABR Term Loan Borrowings first, and then to outstanding Eurodollar Term Loan Borrowings in the order of the remaining duration of their respective Interest Periods (the Borrowing with the shortest remaining Interest Period to be repaid first). Repayments of Term Loan Borrowings shall be accompanied by accrued interest thereon.

(n) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(o) The Administrative Agent shall maintain the Register pursuant to Section 11.4(c) and a subaccount therein for each Lender, in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

(p) The entries made in the Register maintained pursuant to paragraph (d) of this Section shall constitute PRIMA FACIE evidence of the existence and amounts of the obligations recorded therein; PROVIDED that the failure of any Lender or the Administrative Agent to maintain such accounts pursuant to Sections 2.7(c) or (d) or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

(q) The Borrower agrees that, upon the request by the Administrative Agent on behalf of any Lender (or assignee of any Lender, as the case may be), the Borrower will execute and deliver to such Lender (or assignee of any Lender, as the case may be) (i) a promissory note of the Borrower payable to the order of such Lender and its registered assigns evidencing the Revolving Credit Loans of such Lender and substantially in the form of EXHIBIT A-1 with appropriate insertions as to date and principal amount (each, a "REVOLVING CREDIT NOTE") and (ii) a promissory note of the Borrower payable to the order of such Lender and its registered assigns evidencing the Term Loans assigned to such assignee of such Lender and substantially in the form of Exhibit A-2 with appropriate insertions as to date and principal amount (each, a "TERM Note"). Thereafter, the Loans evidenced by any such Note and interest thereon shall at all times (including after assignment pursuant to Section 11.4) be represented by one or more Notes payable to the order of the payee named therein and its registered assigns. A Note and the obligation evidenced thereby may be assigned or otherwise transferred in whole or in part only as part of an assignment under this Agreement in accordance with Section 11.4 and only by registration of such assignment or transfer of such Note and the obligation evidenced thereby in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of an obligation evidenced by a Note shall be registered in the Register only upon surrender for registration of assignment or transfer of the Note evidencing such obligation, accompanied by an Assignment and Acceptance duly executed by the assignor thereof, and thereupon, if requested by the assignee, one or more new Notes shall be issued to the designated assignee and the old Note shall be returned by the Administrative Agent to the Borrower marked "canceled". No assignment of a Note and the obligation evidenced thereby shall be effective unless it shall have been recorded in the Register by the Administrative Agent as provided in this Section.

(r) SECTION OPTIONAL PREPAYMENTS OF LOANS. The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty (out of Accounts funded by the Borrower under clauses THIRD, EIGHTH or TENTH of Section 8.8(b) or from other non-Project sources) subject to prior notice in accordance with paragraph (b) of this Section and subject to the provisions of Section 2.14.

(s) The Borrower shall notify the Administrative Agent in writing of any optional prepayment hereunder, not later than 11:00 a.m., New York City time, four Business Days before the date of prepayment of Eurodollar Loans and two Business Days before the date of prepayment of ABR Loans. Each such notice shall be irrevocable and shall specify the date and amount of prepayment and whether the prepayment is (i) of Term Loans, Revolving Credit Loans or a combination thereof and (ii) of Eurodollar Loans, ABR Loans or a combination thereof, and, in each case if a combination thereof, the principal amount allocable to each Class. Following receipt of any such notice, the Administrative Agent shall advise the applicable Lenders of the contents thereof. Partial optional prepayments shall be in a minimum aggregate principal amount of $1,000,000 and integral multiples of $250,000 in excess thereof or, if less, the outstanding amount of the Loans being prepaid or the entire amount of a Borrowing for which the date of prepayment is the last day of the Interest Period of such Borrowing. Optional prepayments shall be accompanied by accrued interest thereon. Optional prepayments with respect to the Term Loans may not be reborrowed.

(t) Optional prepayments shall be applied to the remaining installments of the Loans in their direct order of maturity.

(u) SECTION MANDATORY PREPAYMENTS. The Borrower shall prepay the Term Loans with funds available in the Revenue Account in accordance with the terms of Section 8.8.

(v) The Borrower shall prepay the Loans immediately (except as provided in Section 2.9(h)) after the receipt of Net Cash Proceeds as follows:

      (i) by an amount equal to 50% of the Net Cash Proceeds of any issuance on and after the Effective Date of Capital Stock of the Borrower;

      (ii) by an amount equal to 100% of the Net Cash Proceeds of any incurrence of Indebtedness on and after the Effective Date by the Borrower in accordance with Section 6.1(h) or by any Subsidiary of the Borrower; PROVIDED, HOWEVER, that, so long as no Default, Event of Default or Designated Event shall have occurred and be continuing, the Borrower shall not be required to make any such prepayment with respect to any portion of such Net Cash Proceeds which are, within three months of the receipt thereof, applied to the payment of Permitted Upgrades; and

      (iii) by an amount equal to 100% of the Net Cash Proceeds of any sale, transfer or other disposition of any asset of the Borrower or any Subsidiary thereof (other than sales, transfers or dispositions of Capacity described in clause (a) of Section 6.4); PROVIDED, HOWEVER, that the Borrower shall not be required to make any such prepayment if such Net Cash Proceeds are, within 180 days of receipt, used to replace such assets disposed of with similar assets of at least substantially the same value, utility and useful life.

(w) If an Event of Loss shall occur, unless the affected portion of the FLAG System is being repaired in accordance with Section 5.19(b), the Borrower shall, on the third Business Day following the date on which insurance, condemnation or expropriation proceeds are received with respect to such Event of Loss, prepay the Loans in an amount equal to the insurance, condemnation and/or expropriation proceeds received.

(x) The Borrower shall immediately prepay the Loans with the Net Cash Proceeds received in respect of any Permitted Sale Leaseback.

(y) The proceeds of any Special Payments (net of any costs of collection (including attorneys' fees)) shall be used to prepay the Loans in accordance with Section 8.17; PROVIDED, HOWEVER, that if and to the extent such payments are made with respect to a specific portion of the Project and are being utilized to repair, replace or restore such portion of the Project in accordance with Section 5.19(b), the Company shall not be required to prepay the Loans with the proceeds of such Special Payments being so utilized. The Borrower shall prepay the Loans from funds available in the Capital Expenditure Account in accordance with Section 8.14(b).

(z) No later than three (3) Business Days after receiving written notice from the Administrative Agent of the occurrence or the continuance of an Event of Default, the Collateral Trustee shall apply, if such notice so instructs, (i) 100% of the proceeds of the Upgrade Reserve Account, (ii) 50% of the proceeds of the Operating Reserve Account and (iii) 50% of the proceeds of the Repair and Restoration Reserve Account above $5,000,000, to prepay the Loans to the full extent thereof.

(aa) Mandatory prepayments shall be accompanied by accrued interest.

(bb) Mandatory prepayments of the Loans pursuant to paragraphs (c), (d), (e),
(f) and (g) above shall be applied FIRST, to the mandatory prepayment of the Term Loans and SECOND, to the mandatory prepayment of the Revolving Credit Loans (and then, unless the Revolving Credit Commitments shall have been terminated, to the cash collateralization of the Revolving Credit Commitments on terms and subject to documentation reasonably satisfactory to the Administrative Agent). Mandatory prepayments of the Term Loans shall be applied to the installments thereof (i) 50% in the direct order of maturity and (ii) 50% pro rata across all remaining scheduled installments.

(cc) Upon being required to make a mandatory prepayment pursuant to this Section, the Borrower shall have the right to first prepay the ABR Loans and any and all Eurodollar Loans having Interest Period(s) ending on the date such prepayment is required.

(dd) SECTION FEES. The Borrower agrees to pay to the Administrative Agent, for the account of each Revolving Credit Lender, a commitment fee, which shall accrue at the rate of 0.50% per annum on the average daily unused portion of the Revolving Credit Commitment of such Revolving Credit Lender during the period from the Effective Date to but excluding the date on which the Revolving Credit Commitments terminate. Accrued commitment fees shall be payable in arrears on the 30th day of each January, April, July and October (and, with respect to the commitment fees payable in respect of any Revolving Credit Commitment being terminated or reduced, on the date of such termination or reduction) commencing on April 30, 2000 (or if any such day is not a Business Day, the next succeeding Business Day of that month or, if there is no such succeeding Business Day, the immediately preceding Business Day). All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(ee) The Borrower agrees to pay to the Administrative Agent, for its own account, an annual administration fee in the amount set forth in the Fee Letter and payable on the Effective Date and each anniversary thereof prior to the Maturity Date all as set forth in the Fee Letter.

(ff) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent, for distribution, in the case of commitment fees, to the Revolving Credit Lenders.

(gg) SECTION INTEREST. The Loans comprising each ABR Borrowing shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin.

(hh) The Loans comprising each Eurodollar Borrowing shall bear interest at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin.

(ii) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of or interest on any Loan, 2% plus the rate otherwise applicable to such Loan as provided above or (ii) in the case of any other amount, 2% plus the highest rate applicable to the Loans as provided above.

(jj) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; PROVIDED that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan, accrued and unpaid interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, (iii) in the event of any conversion of any Eurodollar Borrowing prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion and (iv) all unpaid accrued interest shall be payable upon the Maturity Date.

(kk) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

4.3. SECTION ALTERNATE RATE OF INTEREST; ILLEGALITY. (a) Notwithstanding any other provision of this Agreement to the contrary, if prior to the commencement of any Interest Period for a Eurodollar Borrowing:

            (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

            (ii) the Administrative Agent is advised by the Majority Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Continuation/Conversion Notice that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and such Borrowing shall continue as, or be converted to, as applicable, an ABR Borrowing and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

(b) Notwithstanding any other provision of this Agreement to the contrary, if on or after the date of this Agreement the adoption of or any change in any Applicable Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, such Lender shall give telex, telecopy or telephonic notice thereof to the Administrative Agent and the Borrower as soon as practicable (and, with respect to any such telephonic notice, the party delivering the same agrees to confirm such notice in writing) and (i) the commitment of such Lender hereunder to make Eurodollar Loans and continue Eurodollar Loans as such shall forthwith be cancelled and (ii) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law.

(a)   SECTION INCREASED COSTS. If any Change in Law shall:

      (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

      (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(b) If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on the capital of such Lender or any holding company for such Lender, if any, as a consequence of this Agreement or the Loans made by such Lender, to a level below that which such Lender or the holding company for such Lender would have achieved but for such Change in Law (taking into consideration such Lender's or such Lender's holding company's policies with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or such Lender's holding company, as the case may be, such additional amount or amounts as will compensate such Lender for any such reduction suffered.

(c) If any Lender becomes entitled to claim compensation pursuant to this Section, such Lender shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or such holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower (with a copy to the Administrative Agent). The Borrower shall pay such Lender the amount shown as due within 10 days after receipt thereof.

(d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; PROVIDED that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than six months prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; PROVIDED, FURTHER, that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof.

4.4. SECTION BREAK FUNDING PAYMENTS. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto, (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto (including in accordance with the provisions of Section 2.12(b) or 2.17(b)) or (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, the loss to any Lender attributable to any such event may include an amount determined by such Lender to be equal to the excess, if any, of (i) the amount of interest that such Lender would pay for a deposit equal to the principal amount of such Loan for the period from the date of such payment, conversion or failure to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the Adjusted LIBO Rate for such Interest Period, over (ii) the amount of interest that such Lender would earn on such principal amount for such period if such Lender were to invest such principal amount for such period at the interest rate that would be bid by such Lender (or an affiliate of such Lender) for dollar deposits from other banks in the eurodollar market at the commencement of such period. A certificate of any Lender setting forth the details of any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered by such Lender to the Borrower (with a copy to the Administrative Agent) and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due within 10 days after receipt thereof.

(a) SECTION TAXES. Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; PROVIDED that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then
(i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law.

(b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with Applicable Law.

(c) The Borrower shall indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent or such Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(d) As soon as reasonably practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) Any Lender that is legally entitled to an exemption from or reduction of withholding tax which is an Indemnified Tax with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times reasonably requested by the Borrower, such properly completed and executed documentation prescribed by Applicable Law as will permit such payments to be made without withholding or subject to withholding at a reduced rate, PROVIDED that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender's reasonable judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

(f) SECTION PAYMENTS GENERALLY; PRO RATA TREATMENT; SHARING OF SET-OFFS. The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or under Section 2.13, 2.14 or 2.15, or otherwise) prior to 1:00 p.m., New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. Subject to Article VIII, all such payments shall be made to the Administrative Agent at its offices at 222 Broadway, New York, New York, 10038 except that payments pursuant to Sections 2.13, 2.14, 2.15 and
10.2 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. Except as otherwise set forth herein, if any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in Dollars.

(g) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied, subject to the provisions of
Article VIII, (i) first, to pay interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, to pay principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

(h) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans of a particular Class and accrued interest thereon than the proportion received by any other Lender of such Class, then the Lender receiving such greater proportion shall purchase (for cash at face value) a participation in the Loans of such Class of the other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans of such Class; PROVIDED that (i) if any such participation is purchased and all or any portion of the payment giving rise thereto is recovered, such participation shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and
(ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower, FLAG Telecom or any Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(i) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(j) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.4(b) or 2.16(d), then the Administrative Agent may, in its discretion apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

(k) SECTION MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS. If any Lender notifies the Borrower of its intent to apply Section 2.12(b) and/or requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would avoid the application of Section 2.12(b), eliminate or reduce amounts payable pursuant to Section 2.13 or 2.15, as the case may be, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(l) If any Lender notifies the Borrower of its intent to apply Section 2.12(b) and such application is not being made by the Lenders generally and/or requests compensation under Section 2.13 which is not being requested by the Lenders generally, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to
Section 2.15, or if any Lender defaults in its obligation to fund Loans hereunder, so long as no Default shall have occurred and is continuing, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, then the Borrower (i) may require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 11.4), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); PROVIDED that (A) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld or delayed, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (C) in the case of any such assignment resulting from a claim for compensation under Section 2.13 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments or in the case of any such assignment resulting from the application of Section 2.12(b), such assignment will be to an assignee not then subject to such Section or (ii) if the Borrower, after using best efforts (to the satisfaction of the Administrative Agent), cannot procure for such Lender an assignee and delegatee in satisfaction of clause (i) above, may prepay such Lender's Loans in full out of funds made available to the Borrower for its sole benefit in accordance with clause TENTH of Section 8.8(b) or out of funds available in the Excess Cash Flow Account, whereupon such Lender's Commitment shall also terminate. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.


5                              ARTICLE

6                   REPRESENTATIONS AND WARRANTIES

      As of the Effective Date, except where specifically required otherwise, the Borrower represents and warrants to the Administrative Agent, the Collateral Trustee and the Lenders that:

6.1. SECTION FINANCIAL CONDITION. The financial statements of the Borrower, furnished to the Lenders pursuant to Section 4.2(j), are complete and correct in all material respects and present fairly in all material respects the financial position and results of operations and cash flow of the Borrower as of the dates thereof and for the periods then ended in conformity with GAAP applied on a consistent basis; PROVIDED, that the application by the Borrower of new revenue recognition rules shall not be deemed an inconsistent application of GAAP. All material liabilities, direct and contingent, of the Borrower on such dates are disclosed in such balance sheets.

6.2. SECTION NO CHANGE. Since September 30, 1999, there has been no event, occurrence, development of facts or change which has had or could reasonably be expected to have a Material Adverse Effect.

(a) SECTION ORGANIZATION; EXISTENCE; BUSINESS. Each of the Borrower and its Subsidiaries is a company duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified to do business in such jurisdiction and in each other jurisdiction in which the conduct of its business or the ownership or lease of its assets requires such qualification, except in the case of any such other jurisdiction, where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

(b) No filing, recording, publishing or other act is necessary or appropriate in connection with the existence of the Borrower or any of its Subsidiaries except those which have been duly made or performed and except where the failure to so file, record, publish or act could not reasonably be expected to have a Material Adverse Effect.

(c) Prior to the Effective Date, the Borrower has engaged in no business other than the development, construction, installation, maintenance and operation of the Project, the marketing and disposition of Capacity and activities incidental thereto, and the Borrower has no obligations or liabilities (contingent or otherwise) other than those directly related to the conduct of such business and disclosed in the financial statements delivered pursuant to Section 4.2(j).

6.3. SECTION COMPLIANCE WITH LAW. Each of the Borrower and its Subsidiaries is in compliance with all Applicable Laws, including, without limitation, all Environmental Laws and all Governmental Actions except to the extent of any non-compliance which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(a) SECTION POWER AND AUTHORIZATION; ENFORCEABLE OBLIGATIONS. Each of the Borrower and its Subsidiaries has full corporate power and authority to engage in all Project Activities, to conduct its business as now conducted, to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and each other document to be executed in connection herewith, to take all action as may be necessary to complete the transactions contemplated hereunder, including to borrow the Loans and to grant the Liens provided for in the Security Documents to which it is a party.

(b) Each of the Borrower and its Subsidiaries has taken all necessary corporate and legal action to authorize the borrowings by the Borrower hereunder on the terms and conditions set forth herein, to grant the Liens provided for in the Security Documents to which it is a party and to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and each other document to be executed in connection herewith.

(c) Each of this Agreement and the other Financing Documents to which the Borrower is a party has been duly executed and delivered by the Borrower and constitutes, and each of the other Financing Documents to which the Borrower or any of its Subsidiaries is to become a party will, upon execution and delivery thereof by the Borrower or such Subsidiary, as the case may be, and the other parties thereto (if any), constitute, a legal, valid and binding obligation of the Borrower or such Subsidiary enforceable against the Borrower or such Subsidiary in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the rights of creditors generally, general principles of equity (whether considered in a proceeding in equity or law) and an implied covenant of good faith and fair dealing.

(d) Each of the Project Documents to which the Borrower is a party has been duly executed and delivered by the Borrower and the Borrower has no reason to believe that each of the Project Documents has not been duly executed and delivered by the other parties thereto. Each of the Project Documents constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms and the Borrower has no reason to believe that each of the Project Documents does not constitute legal, valid and binding obligations of such other parties enforceable against such other parties in accordance with its terms, in each case except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the rights of creditors generally, general principles of equity (whether considered in a proceeding in equity or law) and an implied covenant of good faith and fair dealing.

(e) SECTION CORPORATE STRUCTURE. Immediately prior to giving effect to the transactions contemplated hereby, the capital structure of the Borrower is as set forth in SCHEDULE 3.6(A).

(f) Except as set forth in SCHEDULE 3.6(B), as of the Effective Date, the Borrower does not have any Subsidiaries and does not hold beneficially or otherwise any ownership interest in any other Person.

(g) SECTION GOVERNMENTAL ACTIONS, RIGHTS-OF-WAY AND OTHER CONSENTS AND APPROVALS. No Governmental Actions, Rights-of-Way or other consents or approvals are required by the Borrower, its Subsidiaries, any Contractor, any PTT or, to the best knowledge of the Borrower, any other Person in connection with (i) the participation by the Borrower and its Subsidiaries in the transactions contemplated by this Agreement and the other Transaction Documents, (ii) the ownership and operation of the Project by the Borrower, the performance by the Borrower of any Project Activity or the use by the Borrower of the FLAG System as contemplated by the C&MA (including, without limitation, the sale, lease or other disposition of Capacity on any Segment of the Project) in accordance with the applicable provisions of the Transaction Documents and in compliance with all Applicable Laws, (iii) the validity and enforceability of the Transaction Documents against the Borrower and its Subsidiaries and (iv) the execution, delivery and performance of the Financing Documents by the Borrower and its Subsidiaries, the borrowings by the Borrower hereunder and the grant by the Borrower and its Subsidiaries of the Liens created pursuant to the Security Documents to which the Borrower or any of its Subsidiaries is a party and the validity and enforceability thereof and the perfection of and the exercise by the Collateral Trustee of its rights and remedies thereunder, except in each case for those Governmental Actions, Rights-of-Way and consents or approvals which have been duly obtained, renewed or made, are in full force and effect and are Final and those which are not required to have been obtained or made by the date on which this representation and warranty is made or deemed made and, as of any date after the Effective Date on which representations and warranties are made or deemed made under this Agreement, except where the failure to so obtain such Governmental Actions, Rights-of-Way and consents or approvals could not reasonably be expected to have a Material Adverse Effect.

(h) To the best of the Borrower's knowledge as of the Effective Date, SCHEDULE 3.7(B) sets forth all the material Governmental Actions and Rights-of-Way that are required to be obtained or renewed pursuant to any Project Document or Applicable

Law in connection with the performance by the Borrower of the Project Activities (including, without limitation, the sale, lease or other disposition of Capacity on any Segment of the Project).

(i) SECTION NO LEGAL BAR. The execution, delivery and performance by the Borrower and its Subsidiaries of this Agreement and the other Financing Documents to which it is a party, the borrowings by the Borrower hereunder and the use of the proceeds thereof, the granting of the Liens by the Borrower and its Subsidiaries under the Security Documents and the consummation of the transactions contemplated hereby, (i) will not violate or result in a breach of any Applicable Law, (ii) will not violate or result in a default under any material Contractual Obligation of the Borrower or any Subsidiary thereof (which violation or default could reasonably be expected to have a Material Adverse Effect) and (iii) will not result in, or require, the creation or imposition of any Lien on any of the properties or revenues of the Borrower, its Subsidiaries or the Project, except for Permitted Liens.

(j) The execution, delivery and performance by the Borrower and each Subsidiary thereof of the Project Documents to which it is a party (i) will not violate or result in a breach of any Applicable Law or a default under any material Contractual Obligation of the Borrower or such Subsidiary, except for any violation, breach or default that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and (ii) will not result in, or require, the creation or imposition of any Lien on any of the properties or revenues of the Borrower, its Subsidiaries or the Project, except for Permitted Liens.

6.4. SECTION NO PROCEEDING OR LITIGATION. No litigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best of the Borrower's knowledge, threatened against or affecting the Borrower or any of its Subsidiaries or against or affecting any of the properties, rights, revenues or assets of the Borrower or any of its Subsidiaries, or the Project or this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby, except for such litigation or proceedings described in
SCHEDULE 3.9 and except in the case of any litigation or proceeding occurring or arising after the Effective Date (and as to which the Borrower had no knowledge prior to the Effective Date) which, if adversely determined, could not be reasonably expected to have a Material Adverse Effect.

(a) SECTION NO DEFAULT, EVENT OF DEFAULT OR EVENT OF LOSS. No Default or Event of Default has occurred and is continuing. No Event of Loss has occurred and is continuing as of the Effective Date (and, as of any date after the Effective Date on which representations and warranties are made or deemed made under this

Agreement, no Event of Loss has occurred and is continuing or, if an Event of Loss has occurred and is continuing as of such date, an EOL Compliance Certificate has been delivered by the Borrower to the Administrative Agent pursuant to Section 5.19(a)).

(b) Neither the Borrower nor any of its Subsidiaries is and, to the best of the Borrower's knowledge, no other party is, (i) in material default under or with respect to any Principal Project Document (other than any Capacity Sales Agreement and other than any Maintenance Zone Agreement so long as such default could not reasonably be expected to have a Material Adverse Effect) or (ii) in default under or with respect to any other Project Document except for any defaults under such other Project Documents which could not reasonably be expected to have a Material Adverse Effect, and no notice of default has been given to or by the Borrower or any of its Subsidiaries under any Project Document with respect to any matter which could reasonably be expected to have a Material Adverse Effect.

(c) SECTION OWNERSHIP OF PROPERTY; LIENS; COMMON STOCK. As of the Effective Date (and on each date on which representations and warranties are made or deemed made under this Agreement), each of the Borrower and its Subsidiaries and FLAG Telecom have good and valid title to (or, if applicable, valid leasehold interests or rights of use in) (i) the Collateral (owned as of such date), (ii) in the case of the Borrower and its Subsidiaries, to all of their respective assets comprising a part of the Project and (iii) in the case of the Borrower and its Subsidiaries, to all of their respective other assets free and clear of all Liens except Permitted Liens. The Rights-of-Way granted to the Borrower are free and clear of all Liens other than Permitted Liens. As of the Effective Date, SCHEDULE 3.11(A) contains a true, accurate and complete list of (i) all real estate assets, and (ii) all leases, subleases or assignments of leases (together with all amendments, modifications, supplements, renewals or extensions of any thereof) affecting any real estate assets of the Borrower or any Subsidiary thereof, regardless of whether the Borrower or such Subsidiary is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease, sublease or assignment. As of the Effective Date except as specified in SCHEDULE 3.11(A), each agreement listed in clause (ii) of the immediately preceding sentence is in full force and effect and the Borrower does not have knowledge of any default that has occurred and is continuing thereunder that could reasonably be expected to have a Material Adverse Effect, and each such agreement constitutes the legal, valid and binding obligation of the Borrower or such Subsidiary, as applicable, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the rights of creditors generally, general equitable principles (whether considered in a proceeding in equity or law) and an implied covenant of good faith and fair dealing.

(d) The amendment and restatement of the Existing Credit Agreement hereby does not adversely affect the validity, perfection or priority of any lien of the Collateral Trustee for the benefit of the Secured Parties. The recordings, filings and other actions shown on SCHEDULE 3.11(B) are all the recordings, filings and other actions necessary and appropriate to establish, protect, perfect or continue in all respects, the Collateral Trustee's Lien on and prior perfected security interest in all right, title, estate and interest of the Borrower and its Subsidiaries, or FLAG Telecom, as the case may be, in and to the Subject Collateral and the first priority status thereof, and all such recordings, filings and other actions have been (except as otherwise indicated thereon) duly made or taken and remain in full force and effect, and all fees, taxes and other charges relating to such filings and recordings and other actions have been paid in full. Notwithstanding the amendment and restatement of the Existing Credit Agreement, the provisions of the Security Documents (together with such recordings, filings and actions) are effective to create, in favor of the Collateral Trustee, for the benefit of the Secured Parties, a legal, valid and enforceable lien on and security interest in all of the Collateral and from and after the Effective Date, the Collateral Trustee has a legal, valid and enforceable first lien on and prior perfected security interest in all of the Subject Collateral.

(e) All of the Pledged Stock has been duly authorized and validly issued and is fully paid and non-assessable. There are no outstanding obligations of the Borrower to repurchase, redeem or otherwise acquire any Capital Stock (or any security convertible into or exchangeable for the same) of the Borrower from FLAG Telecom.

(f) SECTION TAXES. Neither the Borrower, any of its Subsidiaries, the Project nor any of their respective assets or revenues (including any Capacity Payments and O&M Payments) is subject to any Tax in any jurisdiction, except for Taxes in an aggregate amount for any Operating Year (i) prior to 2000, not exceeding 5% of the Borrower's Consolidated EBITDA (as defined in the Existing Credit Agreement) for such Operating Year (ii) after 1999, not exceeding 5% of the Borrower's Consolidated Adjusted EBITDA for such Operating Year.

(g) All clearance rulings, decrees or similar items necessary to establish the exemption from the imposition of any Tax or similar charge (other than Taxes or other charges in an aggregate amount not to exceed the amount referred to in paragraph (a) of this Section) upon which the Borrower or any of its Subsidiaries is relying under the laws of Bermuda or any other jurisdiction on its income, assets, operations or revenues have been obtained, are in full force and effect and are Final.

(h) Each of the Borrower and its Subsidiaries has timely filed or caused to be filed all tax returns which are required to be filed by it, and has paid or caused to be paid all Taxes shown to be due and payable on such returns or on any assessments made against it or any of its property and has paid or caused to be paid all other Taxes, fees or other charges imposed on it or any of its property by any Governmental Authority, except for Taxes subject to a Contest and except with respect to the delay in filing tax returns in respect of Thailand for fiscal 1996, fiscal 1997 and fiscal 1998 and a delay in filing tax returns in respect of India for fiscal year 1998, in each case to which no taxes, penalties or fees (other than nominal penalties or fees) are associated.

6.5. SECTION FEDERAL REGULATIONS. Neither the Borrower nor any of its Subsidiaries is engaged nor will it engage in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulations T, U and X of the Board as now and from time to time hereafter in effect. No part of the proceeds of the Loans will be used for "purchasing" or "carrying" any "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of the Board.

6.6. SECTION ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to have a Material Adverse Effect, and no contribution failure has occurred with respect to any Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.

6.7. SECTION INVESTMENT COMPANY ACT. Neither the Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

6.8. SECTION FULL DISCLOSURE. All factual information (taken as a whole) furnished in writing to the Collateral Trustee, the Administrative Agent or any Lender directly or indirectly by the Borrower or any of its Subsidiaries was (or is) true and accurate in all material respects on the date as of which such information was (or is) dated or certified and not incomplete by omitting to state a material fact necessary in order to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was (or is) provided. All such factual information (taken as a whole) shall not include any information by way of projections, estimates or other expressions of view as to future circumstances so long as such projections, estimates or expressions were made in good faith, based on reasonable assumptions, and fairly represent the Borrower's expectation as to the matter covered thereby as of their date.

6.9. SECTION PRINCIPAL PLACE OF BUSINESS, ETC. As of the Effective Date, the principal place of business and chief executive office of the Borrower is located at Emporium Building, 69 Front Street, Hamilton HM 12, Bermuda.

(a) SECTION INTELLECTUAL PROPERTY. Each of the Borrower and its Subsidiaries (x) owns, or has valid licenses to use, all Intellectual Property necessary for the conduct of its business as currently conducted and (y) as and when required, will own, or will have valid licenses to use, all further Intellectual Property that will be necessary for the conduct of its business as proposed to be conducted in the future, in each case that are material to the condition (financial or other), business, or operations of the Borrower, its Subsidiaries or the Project.

(b) No claim has been asserted and is pending by any Person with respect to the use of any such Intellectual Property in connection with the Project or the conduct of the business of the Borrower or any of its Subsidiaries, or, to the Borrower's best knowledge, challenging or questioning the validity or enforceability of any such Intellectual Property (except for any claim or claims arising after the Effective Date which individually or in the aggregate could not, if determined adversely to the Borrower or such Subsidiary, as applicable, reasonably be expected to have a Material Adverse Effect) and neither the Borrower nor any of its Subsidiaries knows of any valid basis for any such claim.

(c) As of the Effective Date and to the Borrower's best knowledge, the use or contemplated use of such Intellectual Property by the Borrower and any of its Subsidiaries does not infringe on the rights of any Person and, as of any date after the Effective Date on which representations and warranties are made or deemed made under this Agreement, except for any infringement which individually, or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(d) SECTION SUFFICIENCY OF PROJECT DOCUMENTS. Other than such services, materials, property interests, license agreements and other rights that the Borrower reasonably believes are readily obtainable on commercially reasonable terms, the services to be performed, the materials to be supplied and the property interests, license agreement(s), and other rights granted pursuant to the Project Documents and other Contractual Obligations to which the Borrower is a party comprise all of the services, materials and property interests required to perform the Project Activities in accordance with all Applicable Laws and the Transaction Documents.

(e) The Borrower is not, as of the Effective Date, party to or otherwise obligated in any way under any material Contractual Obligation other than (i) pursuant to agreements for the disposition of Capacity and (ii) those Contractual Obligations listed on SCHEDULE 3.19(B) and such Contractual Obligations have not been amended or otherwise modified (by letter agreement or otherwise) as of the Effective Date, except as set forth on SCHEDULE 3.19(B).
SCHEDULE 3.19(B) sets forth each Contractual Obligation of the Borrower or, to the best of the Borrower's knowledge, other Person which could have a Material Adverse Effect on the validity, perfection, priority or enforceability of the Collateral or on the availability of the remedies of the Collateral Trustee, the Administrative Agent or the Lenders under the Financing Documents.

6.10. SECTION ENVIRONMENTAL MATTERS. No condition or violation of Environmental Laws exists with respect to the Project, the Borrower, its Subsidiaries, any property owned or operated by the Borrower or its Subsidiaries or otherwise that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

6.11. SECTION COMMERCIAL INSURANCE. All commercial insurance policies required to be maintained pursuant to Section 5.9 are in full force and effect and all premiums with respect thereto have been paid in full.

6.12. SECTION IMMUNITY. Neither the Borrower nor any of its Subsidiaries is entitled to claim for itself, any of its assets or the Project (or any portion thereof) immunity from suit, execution, attachment or other legal process in any proceedings in any jurisdiction in connection with any of the Financing Documents to which the Borrower or any of its Subsidiaries is a party.

6.13. SECTION FOREIGN CORRUPT PRACTICES ACT. Neither the Borrower nor any of its Subsidiaries nor any of their respective officers, directors, employees, or authorized agents or any of their Affiliates which are Controlled by the Borrower, acting on its behalf, has taken any action in connection with the Project that violates the Foreign Corrupt Practices Act of the United States, if applicable, or any similar law of any other jurisdiction, if applicable.

6.14. SECTION FEES AND ENFORCEMENT. Other than amounts that have been paid (or will, as and when required, have been paid) in full, no fees or Taxes, including without limitation stamp, transaction, registration or similar taxes, are required to be paid for the legality, validity, or enforceability of this Agreement or any of the other Transaction Documents.

6.15. SECTION ENFORCEMENT; PERFORMANCE. It is not necessary solely (i) in order to execute or enforce any rights in Bermuda under this Agreement or under any other Financing Document to which the Borrower is a party or (ii) by reason of the entry into or performance of this Agreement or any other Financing Document to which the Borrower is a party, that the Collateral Trustee, the Administrative Agent or any Lender be licensed, qualified or entitled to do business in Bermuda.

(a) SECTION OUTSTANDING CONTRACTOR OBLIGATIONS. The amount of the Total Contract Price outstanding at January 31, 2000 was $35,061,527, excluding costs payable in connection with the addition of Saudi Arabia and Jordan as Landing Countries.

(b) As of the Effective Date, there are no disputes between the Borrower and the Contractors with respect to amounts owing under the Construction Contract. As of the Effective Date, there are no disputes between the Borrower and the Contractors with respect to the performance of any obligations under the Construction Contract or otherwise, except those that have been disclosed to the Independent Engineer.

6.16. SECTION YEAR 2000. The Borrower has reviewed its operations and those of its Subsidiaries with a view to assessing whether its businesses, or the businesses of any of its Subsidiaries, are vulnerable to a Year 2000 Problem or are vulnerable to the effects of a Year 2000 Problem suffered by any of the Borrower's or any of its Subsidiaries' major commercial counter-parties. The Borrower has taken all actions necessary and committed adequate resources to assure that its computer-based and other systems (and those of all Subsidiaries) are able to effectively process data, including dates after January 1, 2000, without experiencing any Year 2000 Problem that could cause a Material Adverse Effect. At the request of the Administrative Agent, the Borrower will provide the Administrative Agent with assurances and substantiations (including, but not limited to, the results of internal or external audit reports prepared in the ordinary course of business) reasonably acceptable to the Administrative Agent as to the capability of the Borrower and its Subsidiaries to conduct its and their businesses and operations after January 1, 2000 without experiencing a Year 2000 Problem causing a Material Adverse Effect. The Borrower represents and warrants that it has no reason to believe that a Year 2000 Problem will cause a Material Adverse Effect.

6.17. SECTION REPRESENTATIONS AND WARRANTIES. All representations and warranties of the Borrower and its Subsidiaries and, to the Borrower's knowledge (after due inquiry), FLAG Telecom, contained in the Project Documents are true and correct in all material respects, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate in all material respects on and as of such earlier date). All representations and warranties of the Borrower and its Subsidiaries and, to the Borrower's knowledge (after due inquiry), FLAG Telecom contained in the Security Documents are true and correct in all material respects, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate in all material respects on and as of such earlier date).


7                              ARTICLE

8                             CONDITIONS

8.1. SECTION CONDITIONS TO EXISTING LOANS. The conditions to the Existing Loans have been satisfied.

8.2. SECTION CONDITIONS PRECEDENT TO CLOSING. The obligation of each Lender to make its initial Loans on the Effective Date shall be subject to the fulfillment, or waiver in its sole discretion by such Lender, of each of the following conditions precedent:.

      (a) FINANCING DOCUMENTS. The Administrative Agent shall have received, with a counterpart for each Lender and the Collateral Trustee, (i) this Agreement and (ii) the Notes, if any.

      (b) PROJECT DOCUMENTS. The Administrative Agent shall have received, with a copy for the Collateral Trustee and each Lender any material amendments, modifications, supplements or restatements to any Project Documents entered into subsequent to the Closing Date.

      (c) GLOBAL ASSIGNMENT AGREEMENT. No later than the Effective Date, the Global Assignment Agreement shall have been consummated.

      (d) CONSENTS, LICENSES AND APPROVALS. The Administrative Agent shall have received evidence reasonably satisfactory to it that all governmental and third party approvals (including consents) necessary in connection with the execution, delivery and performance of the Financing Documents shall have been obtained and shall be in full force and effect and shall be final.

      (e) ACCOUNT BALANCES. The Administrative Agent shall have received, with a copy for the Collateral Trustee and each Lender, a certificate of a Responsible Officer of the Borrower certifying, as of January 31, 2000 (i) the aggregate amount of funds and other investments then being held by the Collateral Trustee and the amount of accrued interest thereon and (ii) the aggregate amount of all funds and investments held by the Borrower in any other bank account, checking account or similar account.

      (f) TRANSFER OF FUNDS. The Administrative Agent shall have received evidence reasonably satisfactory to it that (i) the Borrower shall have received Net Cash Proceeds from a capital contribution from FLAG Telecom or the sale of its Capital Stock to FLAG Telecom in an amount of not less than $25,000,000 which shall be immediately applied together with other amounts to reduce the principal amount of Indebtedness outstanding under this Agreement to no more than $150,000,000 and (ii) all funds and investments of the Borrower, together with all accrued interest thereon, are being held in bank accounts of the Borrower in accordance with Section 6.25.

      (g) LEGAL OPINIONS. The Administrative Agent shall have received, with a counterpart for the Collateral Trustee and each Lender, the following opinions of counsel, dated the Effective Date, each in form and substance reasonably satisfactory to the Administrative Agent and addressed to each of the Secured Parties:

            (i) the legal opinion of Morgan, Lewis & Bockius LLP, New York counsel to the Borrower, substantially in the form of EXHIBIT F-1; and

            (ii) the legal opinion of Appleby, Spurling & Kempe, Bermuda counsel to the Borrower, substantially in the form of EXHIBIT F-2;

      (h) MARKET CONSULTANT'S REPORT. The Administrative Agent shall have received, with a copy for each Lender, no later than February 16, 2000, the report of the Market Consultant, in form and substance satisfactory to the Arrangers, and the Administrative Agent shall have received no information from the Market Consultant which would make such report inaccurate or incomplete.

      (i) INSURANCE. Insurance complying with the provisions of Section 5.9 shall be in full force and effect and the Administrative Agent shall have received a certificate of the Borrower's Insurance Consultant, setting forth the types and amounts of insurance obtained by the Borrower and the risks covered thereby, and stating that such insurance is in full force and effect, complies with the requirements of Section 5.9 and that all currently due premiums therefor have been paid in full. The Borrower's Insurance Consultant shall have approved the insurance policies, applications, disclosures and other information provided to or obtained from, as the case may be, all insurers providing the insurance required pursuant to Section 5.9.

      (j) FINANCIAL STATEMENTS. The Administrative Agent shall have received, with a copy for each Lender the unaudited balance sheet and related financial statements of the Borrower for the fiscal period ended September 30, 1999.

      (k) PROJECTIONS. The Administrative Agent shall have received, with a copy for each Lender, operating projections for the Project certified by a Responsible Officer of the Borrower as being prepared in good faith in full consideration of all information known to such officer, after due inquiry, as of the Effective Date (the "OPERATING PROJECTIONS"), setting forth, commencing from fiscal year 2000 (i) the projections of revenues, operating and other expenses (including all Taxes) and cash flows of the Project for each Operating Year prior to December 31, 2006, (ii) the projected Interest Coverage Ratio and the Remaining Asset Value to Senior Secured Debt Ratio for each quarterly period set forth therein and (iii) the projected "Excess Cash Flow" (as defined in the Senior Unsecured Note Indenture for the purposes of this clause (k)(iii) only) under the Senior Unsecured Note Indenture for each Operating Year prior to December 31, 2006, all in such detail and based on such assumptions as shall be reasonably satisfactory to the Administrative Agent, which Operating Projections shall be in form and substance reasonably satisfactory to the Administrative Agent.

      (l) TAXES. All Taxes, if any, payable or indemnifiable by the Borrower on or prior to the Effective Date in connection with the execution, delivery, performance, recording and filing of the Financing Documents and the documents and instruments described in SCHEDULE 3.11(B) or in connection with the consummation of the transactions contemplated hereby or by the other Financing Documents, shall have been paid in full.

      (m) OUTSTANDING CONSTRUCTION COSTS. The Administrative Agent shall have received, with a copy for the Collateral Trustee and each Lender, a certificate of a Responsible Officer of the Borrower, certifying that the amount of the Total Contract Price outstanding at January 31, 2000 was $35,061,527, excluding costs payable in connection with the addition of Saudi Arabia and Jordan as Landing Countries.

      (n) GOVERNMENTAL ACTIONS; RIGHTS-OF-WAY. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower that all Governmental Actions and Rights-of-Way set forth in Section 3.7(a) have been obtained and that each such Governmental Action and Right-of-Way is in full force and effect and is final. A copy of each such Governmental Action and Right-of-Way (to the extent in writing and in the Borrower's possession) shall have been delivered to the Administrative Agent.

      (o) CHARTER DOCUMENTS; BOARD RESOLUTIONS. The Administrative Agent shall have received, with a copy for each Lender, the following, in each case in form and substance reasonably satisfactory to the Administrative Agent:

            (i) a copy of (A) the Memorandum of Association and Bye-laws of the Borrower, certified as of the Effective Date by the Secretary or an Assistant Secretary thereof, and (B) resolutions of the Board of Directors of the Borrower, certified as of the Effective Date by the Secretary or an Assistant Secretary thereof, authorizing the execution, delivery and performance by the Borrower of this Agreement and authorizing the Borrower to enter into the transactions contemplated hereby and to make the borrowings under this Agreement, together with an incumbency certificate as to the Person or Persons authorized to execute and deliver such documents on its behalf; and

            (ii) a copy of (A) the Memorandum of Association and Bye-Laws (or such other organizational and governing documents) of FLAG Telecom, certified as of the Effective Date by the Secretary or Assistant Secretary of FLAG Telecom.

            (p) OFFICER'S CERTIFICATE. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of a Responsible Officer of the Borrower, dated the Effective Date, stating that (i) the representations and warranties of the Borrower contained in Article III and in each other Financing Document to which it is a party are true and accurate on and as of the Effective Date as though made on and as of such date except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date); (ii) no event or condition has occurred and is continuing, or would result from the consummation of any transaction contemplated hereby or any Financing Document, which constitutes a Default or Event of Default; (iii) each Project Document to which it is a party has been fully performed in accordance with its terms or, if such Project Document continues to have outstanding obligations, the Borrower has no reason to believe that such Project Document is not in full force and effect and (iv) there has been no material adverse change in the financial condition or results of operations of the Borrower since the date of the financial statements referred to in Section 4.2(j).

            (q) AGENT FOR SERVICE OF PROCESS. The Administrative Agent shall have received evidence reasonably satisfactory to it that the Borrower has irrevocably appointed an agent in New York, New York for service of process.

            (r) FEES AND EXPENSES. The Administrative Agent and the Arrangers shall have received the fees payable to each of them on the Effective Date pursuant to the Fee Letter and all other fees and expenses payable by the Borrower. Each Lender shall have received the fees which are payable to it on the Effective Date as agreed by the Administrative Agent and such Lender.

            (s) NO VIOLATION OF APPLICABLE LAW. The consummation of the transactions contemplated hereby and by the other Transaction Documents shall not violate any Applicable Law.

            (t) PERFECTION OF LIENS AND SECURITY INTERESTS. The Administrative Agent shall have received a certificate by a Responsible Officer of the Borrower certifying that, as of the Effective Date, all filings, recordings and other actions shown on SCHEDULE 3.11(B) hereto as having been filed on or before the Effective Date, shall have been duly made or taken and all fees, taxes and other charges relating to such filings and recordings and other actions shall have been paid in full. The Administrative Agent shall have received evidence reasonably satisfactory to it that all filings or recordings previously made in respect of the Collateral shall remain in full force and effect. The Collateral Trustee shall have a perfected first lien on and prior perfected security interest in all right, title, estate and interest of the Borrower or FLAG Telecom, as the case may be, in and to the Subject Collateral, prior and superior to all other Liens.

            (u) SENIOR UNSECURED NOTES. (i) The Senior Unsecured Notes shall remain outstanding as of the Effective Date and (ii) there shall be no conflicts between the provisions of this Agreement and the provisions of the Senior Unsecured Note Indenture.

            (v) OTHER MATTERS. The Administrative Agent and the Lenders shall have each received such information, opinions, documents and copies of such other documents as any of them may reasonably request, which information, opinions and documents shall be reasonably satisfactory in form and substance to such requesting party.

8.3. SECTION CONDITIONS PRECEDENT TO EACH REVOLVING CREDIT LOAN. The obligation of each Lender to make each Loan requested to be made on any date (including, without limitation, its Loans made on the Effective Date) shall be subject to the fulfillment of, or waiver by the Majority Lenders (or, with respect to Loans made on the Effective Date, by such Lender) of, each of the following conditions precedent:

            (a) NO DEFAULT OR EVENT OF DEFAULT. No Default or Event of Default shall have occurred and be continuing on such date, or shall occur after giving effect to the extension of credit to be made on such date.

            (b) NO CHANGE IN LAW. No change shall have occurred after the Effective Date in any Applicable Law or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof (i) which would make any Secured Party's participation in the transactions contemplated hereby illegal or (ii) which would render void, voidable or invalid or require or cause the cancellation, suspension or termination of any of the Financing Documents, or (iii) which would cause any of the transactions contemplated hereby to violate any Applicable Law, other than any change in Applicable Law provided for in Section 2.12(b).

            (c) NO FORCE MAJEURE, CANCELLATION, SUSPENSION, TERMINATION, Etc. No event of FORCE MAJEURE or similar event or condition shall exist under any Project Document (i) which could reasonably be expected to have a Material Adverse Effect or (ii) which permits or requires any party to any of the Project Documents to cancel, suspend or terminate its performance thereunder in accordance with the terms thereof or which could reasonably be expected to excuse any such party from liability for non-performance thereunder unless such cancellation, suspension or termination or non-performance could not reasonably be expected to have a Material Adverse Effect.

            (d) LITIGATION. No action, proceeding or investigation shall have been instituted or threatened by or before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority, to set aside, restrain, enjoin, limit, restrict or prevent the consummation of the transactions contemplated hereby.

            (e) REPRESENTATIONS AND WARRANTIES. All representations and warranties made by the Borrower and any of its Subsidiaries and FLAG Telecom in this Agreement or in any other Financing Document to which any of them are a party shall be true and correct in all material respects on and as of such date as if made on and as of such date except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate in all material respects on and as of such earlier date).

            (f) PERFECTION OF LIENS AND SECURITY INTERESTS. The Collateral Trustee shall have a perfected first lien on and prior perfected security interest in all right, title, estate and interest of the Borrower, any Subsidiary of the Borrower and FLAG Telecom in and to the Subject Collateral, prior and superior to all other Liens.

            (g) BORROWING REQUEST. The Administrative Agent shall have received the applicable Borrowing Request in accordance with Section 2.3, with appropriate insertions and attachments, executed by a Responsible Officer of the Borrower.

            (h) BORROWING CERTIFICATE. The Administrative Agent shall have received a Borrowing Certificate, dated the date of such Borrowing, with appropriate insertions and attachments, executed by a Responsible Officer of the Borrower.


9                              ARTICLE

10                       AFFIRMATIVE COVENANTS

      Until all the Commitments have expired or terminated and the principal of and interest on each Loan and all fees and other obligations payable hereunder and under the Financing Documents shall have been paid in full, the Borrower covenants and agrees with the Administrative Agent, the Collateral Trustee and the Lenders that (except as otherwise permitted by the applicable Lenders in accordance with Section 11.2):

10.1. SECTION FINANCIAL STATEMENTS AND OTHER INFORMATION. The Borrower shall deliver to the Administrative Agent, with a copy for each Lender, the following:

      (a) within 90 days after the end of each fiscal year of the Borrower, its audited consolidated balance sheet and related consolidated statements of income, retained earnings and change in cash flow as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing reasonably acceptable to the Administrative Agent (without qualification or exception as to the scope of such audit) to the effect that such financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries in accordance with GAAP consistently applied; PROVIDED, that the application by the Borrower of new revenue recognition rules shall not be deemed an inconsistent application of GAAP;

      (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (commencing with the fiscal quarter ending March 31, 2000), a consolidated balance sheet of the Borrower as of the end of such fiscal quarter and the related consolidated statements of income, retained earnings and change in cash flow for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Responsible Officer of the Borrower as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; PROVIDED, that the application by the Borrower of new revenue recognition rules shall not be deemed an inconsistent application of GAAP;

      (c) concurrently with any delivery of the financial statements referred to in clauses (a) and (b), a certificate of a Responsible Officer of the Borrower certifying to such officer's knowledge whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto;

      (d) concurrently with any delivery of the financial statements referred to in clause (a), a certificate of the independent public accountants who certified such financial statements, if available from such independent public accountants, stating that in making the examination necessary to the audit thereof no knowledge was obtained of any Default or Event of Default, except as specified in such certificate (which certificate may be limited to the extent permitted by accounting rules or guidelines);

      (e) simultaneously with the delivery of any Expense Certificate in accordance with Section 8.8(a), to the Administrative Agent only, a certificate of a Responsible Officer of the Borrower setting forth all Operating Expenses, capital expenditures and income taxes paid out of the Current Account since the date of the last Expense Certificate (and, in the case of the delivery of the first Expense Certificate, since the Effective Date); and

      (f) such other information respecting the conditions or operations, financial or otherwise, of the Borrower or any Subsidiary thereof as the Administrative Agent may from time to time reasonably request.

(g) SECTION REPORTS; OTHER INFORMATION. The Borrower shall deliver to the Administrative Agent, for the Arrangers, within 30 days after the end of each fiscal quarter (commencing with the fiscal quarter ending on December 31, 1999) a report which sets forth (i) the aggregate proceeds received in respect of the sale, lease or other disposition of Capacity since the end of the previous fiscal quarter, (ii) the aggregate amount of Capacity Payments owing, but not yet paid, as at the end of such fiscal quarter and the date such Capacity Payments become (or became) due, (iii) a list of the PTT's who have purchased or leased Capacity and the aggregate dollar value of Capacity acquired by each such PTT during such fiscal quarter, (iv) the aggregate MIUs disposed of during such fiscal quarter, together with a schedule detailing the allocation thereof among the Segments,
(v) any termination of commitments for the sale, lease or other disposition of Capacity during such fiscal quarter, (vi) the aggregate amount of Capacity disposed of for non-cash consideration during such fiscal quarter, and (vii) any and all rebates or other returns of cash to PTTs during such fiscal quarter.

(h) The Borrower shall deliver to the Administrative Agent, for the Arrangers, with a copy for the Collateral Trustee and each Lender, within 26 days after the end of each fiscal quarter, a certificate of a Responsible Officer of the Borrower setting forth (i) reasonably detailed calculations of the Interest Coverage Ratio and the Remaining Asset Value to Senior Secured Debt Ratio calculated as of the end of such fiscal quarter in accordance with Sections 6.29 and 6.30 and (ii) if such calculations demonstrate that a Designated Event shall have occurred and be continuing, a certification thereof.

(i) Within three Business Days prior to each Principal Payment Date, the Borrower shall deliver to the Administrative Agent, for the Arrangers, with a copy for the Collateral Trustee, a certificate setting forth the Debt Reserve Maximum Balance as of such date.

(j) The Borrower shall deliver to the Administrative Agent, for the Arrangers, each new Pricing Schedule effective upon its adoption.

10.2. SECTION PAYMENT OF OBLIGATIONS. The Borrower shall pay, and shall cause each of its Subsidiaries to pay, at or before maturity or before they become delinquent, as the case may be, all its Obligations under the Financing Documents and all its other material obligations of whatever nature, except, with respect to such other material obligations, where the amount or validity thereof is subject to a Contest.

10.3. SECTION EXISTENCE. The Borrower shall do or cause to be done, and shall cause each of its Subsidiaries to do or cause to be done, all things necessary to preserve, renew and keep in full force and effect its legal existence and take all reasonable action to maintain all rights, privileges and franchises material, necessary or desirable in the normal conduct of its business except where the failure to maintain such rights, privileges and franchises, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

10.4. SECTION COMPLIANCE WITH LAWS. The Borrower shall, and shall cause each of its Subsidiaries to, comply in all material respects with all Applicable Laws (including, without limitation, all Environmental Laws and Governmental Actions) applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

10.5. SECTION PERFORMANCE AND ENFORCEMENT OF AGREEMENTS. The Borrower shall, and shall cause each of its Subsidiaries to, observe in all material respects the covenants and agreements of the Borrower or such Subsidiary, as the case may be, contained in each Project Document and all of its other material obligations contained in each other document to which the Borrower or such Subsidiary is a party. The Borrower shall, and shall cause each of its Subsidiaries to, enforce in a diligent and commercially reasonable manner all of its rights under the C&MA and the other Project Documents, unless forbearance is commercially reasonable.

(a) SECTION TAXES AND CLAIMS. The Borrower shall, and shall cause each of its Subsidiaries to, pay and discharge all Taxes lawfully imposed on it or on its income or profits or on any of its property and all other lawful claims prior to the date on which penalties attach thereto unless such Tax or claim is subject to a Contest.

(b) The Borrower shall, and shall cause each of its Subsidiaries to, maintain and keep in full force and effect all clearance rulings, decrees or similar items necessary to continue the exemption of the Borrower or such Subsidiary from the impositions of any Tax or similar charge on which the Borrower or such Subsidiary is relying (other than, with respect to any Operating Year, Taxes and other charges in an aggregate amount not exceeding 5% of the Borrower's Consolidated Adjusted EBITDA for such Operating Year).

10.6. SECTION NOTICES. The Borrower shall, promptly after a Responsible Officer of the Borrower has knowledge thereof, give written notice to the Administrative Agent of:

      (a) the occurrence of any Default, Event of Default or Event of Loss;

      (b) any payment default under any Project Document (i) in an amount in excess of $1,000,000 or (ii) in an amount in excess of $500,000 if such amount is deemed uncollectible by the Borrower or has been outstanding for greater than 60 days;

      (c) any litigation or similar proceeding affecting the Borrower, any of its Subsidiaries or the Project (or any portion thereof) or concerning any Governmental Action relating to the Project (including any Governmental Action between any PTT and any Governmental Authority), or which, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

      (d) any proceeding by or before any tax regulatory authority contesting the tax position of the Borrower or any of its Subsidiaries if the resolution of such proceeding could result in an increased liability in excess of $1,000,000;

      (e) the occurrence of any ERISA Event that alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability in an aggregate amount in excess of $1,000,000;

      (f) any event constituting FORCE MAJEURE under any Principal Project Document which may have a material adverse impact on the Project;

      (g) the cancellation or revocation of any material Governmental Action, Right-of-Way or other consents or approvals or the failure to obtain, maintain or renew and keep in full force and effect any material Governmental Actions, Right-of-Way or other consents or approvals;

      (h) any Lien (other than Permitted Liens) against any collateral security or any portion of the Project;

      (i) the initiation of any condemnation or expropriation or similar proceedings against any of the Collateral or the Project or any portion thereof;

      (j) any proposed change or supplement to the Original Configuration of the Project approved by the Borrower's Board of Directors or of any event which could lead to a change, supplement or breakage in the Original Configuration of the Project;

      (k) any issuance or proposed issuance of any class of Capital Stock of the Borrower, or of any sale or proposed sale of any Capital Stock of the Borrower;

      (l) its intent to enter into any amendment to any Principal Project Document, together with a draft thereof prior to its execution as well as an executed counterpart upon execution;

      (m) any interruption in the operation of the Project (or any portion thereof) of which the Borrower generally notifies its customers;

      (n) the material breach by any Landing Party PTT of any of its obligations under the C&MA; and

      (o) any other event, fact or development that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

10.7. SECTION INSURANCE. The Borrower shall, and shall cause each of its Subsidiaries to, at all times carry and maintain or cause to be carried and maintained the insurance set forth in SCHEDULE 5.9. The Borrower shall deliver, within a reasonable time, one true and complete copy of each insurance policy to the Administrative Agent, duly certified by a Responsible Officer of the Borrower. All such insurance shall comply with the other provisions set forth in
SCHEDULE 5.9.

10.8. SECTION FISCAL YEAR. The fiscal year of the Borrower and its Subsidiaries shall be the twelve-month period ending on December 31 of each year.

10.9. SECTION USE OF PROCEEDS. The proceeds of the Revolving Credit Loans shall be used to pay costs and expenses relating to the transactions contemplated hereby and for working capital and general corporate purposes.

10.10. SECTION INTEREST RATE PROTECTION. The Borrower shall, no later than August 31, 2000, enter into one or more Interest Hedging Agreements to hedge the Borrower's interest rate exposure on not less than 50% of the Term Loans for a period of at least three years from the Effective Date, all on terms reasonably satisfactory to the Administrative Agent.

10.11. SECTION OPERATING BUDGETS. At least 30 days prior to the commencement of each Operating Year after 1999, and after prior review by, and the approval of the aggregate amount of the Operating Expenses set forth therein by, the Administrative Agent, the Borrower will adopt, for itself and its Subsidiaries, an Operating Budget for such Operating Year (and deliver a copy thereof to the Administrative Agent), PROVIDED in no event shall any Operating Budget provide for capital expenditures in such Operating Year to be in excess of the Capital Expenditure Maximum Balance. The Borrower shall, simultaneously with the delivery of each Operating Budget (other than the initial Operating Budget), deliver to the Administrative Agent an update of the Operating Projections.

10.12. SECTION GOVERNMENTAL ACTIONS AND RIGHTS-OF-WAY. The Borrower shall obtain, or cause to be obtained, and maintain, or cause to be maintained, in full force and effect all material Governmental Actions, Rights-of-Way and other consents and approvals as are at the time necessary in order for the Borrower and, if applicable, its Subsidiaries, (a) to operate and maintain the Project as contemplated by the C&MA, (b) to transfer Capacity on all Segments and (c) to perform all other Project Activities, except where the failure to obtain or maintain such Governmental Actions, Rights-of-Way, consents or approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

10.13. SECTION COOPERATION WITH INDEPENDENT ENGINEER. The Borrower shall keep the Independent Engineer fully informed on a timely basis with respect to capital expenditures for the Project, and shall meet (and cause the Contractors to meet) the Independent Engineer at reasonable times and upon reasonable notice to discuss any of the foregoing.

10.14. SECTION REVENUE ACCOUNT. Subject to Section 8.2, the Borrower shall deposit, and shall direct others (including all of its Subsidiaries) to pay or deposit, all Project Revenues directly into the Revenue Account as required by
Article VIII.

10.15. SECTION MAINTENANCE OF PROCESS AGENT. The Borrower shall, and shall cause each of its Subsidiaries to, maintain in New York, New York a Person acting as agent to receive on its behalf service of process pursuant to Section 11.9(e).

10.16. SECTION SYSTEM OPERATION AND MAINTENANCE. The Borrower shall cause the Project to be operated and maintained in an efficient and business-like manner in accordance with the terms of the Project Documents.

(a) SECTION EVENT OF LOSS. The Borrower shall immediately notify the Administrative Agent and the Collateral Trustee in writing of the occurrence of an Event of Loss and, unless the affected portion of the Project is being rebuilt, replaced or restored in accordance with Section 5.19(b), the Borrower shall deliver to the Administrative Agent, within 30 days of the occurrence of such Event of Loss, a certificate of a Responsible Officer of the Borrower (the "EOL COMPLIANCE CERTIFICATE") certifying as to the Remaining Asset Value to Senior Secured Debt Ratio as of the last day of the immediately preceding fiscal quarter (but recalculated to give effect to such Event of Loss).

(b) If an Event of Loss shall occur or a Special Payment be made with respect to a specific portion of the Project and no Event of Default shall have occurred and be continuing and (i) in the Independent Engineer's reasonable opinion it is technically feasible to rebuild, replace or restore, the affected portion of the Project within six months, (ii) in the Administrative Agent's reasonable opinion (after consultation with the Consultants) there are or will be sufficient funds available to the Borrower (from Permitted Sources, Special Payments, proceeds of insurance and/or other sources permitted by the Majority Lenders) to (x) restore, rebuild or replace the affected portion of the Project so that the Project will be able to operate as reliably and efficiently (and with a comparable market value) as the Project operated (and was valued) prior to such event (and in any event on a basis sufficient to pay the Senior Unsecured Notes, the Loans and all other obligations owing to the Lenders) and (y) pay all cash operating and maintenance costs and all the principal of, and interest on and all fees with respect to, the Loans and to pay all other Obligations coming due prior to the time such restoration, rebuilding or replacement is completed and
(z) pay all obligations to any PTT which may be coming due prior to the time such restoration, rebuilding or replacement is completed (as a result of such Event of Loss or otherwise), (iii) no party to the Principal Project Documents or any other Project Document shall have the right to terminate such Principal Project Document or other Project Document at any time during the period of restoration, rebuilding or replacement as a result of any such Event of Loss unless, with respect to any such Project Document, such termination could not reasonably be expected to have a Material Adverse Effect, and (iv) in the Independent Engineer's reasonable opinion, it is reasonably likely that the Borrower (or other applicable Persons) will have as and when needed all rights of way and permits necessary to restore, rebuild or replace the affected portion of the Project, then the Borrower and/or, if applicable, any Landing Party PTT or such other appropriate Person permitted under the C&MA, at their sole cost and expense, shall restore, rebuild or replace the affected portion of the Project.

(c) SECTION BOOKS AND RECORDS; INSPECTION RIGHTS. The Borrower shall, and shall cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower shall, and shall cause each of its Subsidiaries to, permit any representative of the Lenders designated by the Administrative Agent, upon reasonable prior notice, to visit and inspect its properties, to examine and make copies from its books and records and to discuss its affairs, finances and condition with its officers and its independent accountants, all at such reasonable times and as often as reasonably requested. The Borrower agrees that the Administrative Agent, the Independent Engineer and each other advisor to the Lenders (at the Borrower's expense), may visit the Borrower's executive offices, the FNOC, any other portion of the Project (including any Segment-T or any other portion of the Project, but only to the extent of the Borrower's rights of access thereto under the C&MA or otherwise), each site where Work is being performed (but only to the extent of the Borrower's rights of access thereto) and other properties owned by the Borrower or any of its Subsidiaries at any and all reasonable times during normal business hours, upon reasonable advance notice.

(d) The Administrative Agent, the Independent Engineer and each other advisor to the Lenders will be given access, to the extent within the possession or control of the Borrower or any of its Subsidiaries or to the extent the Borrower or any of its Subsidiaries has rights of access, to (i) all Design Documents (including, without limitation, data relating to any proposed design changes in the Project), (ii) quality control data, (iii) invoices relating to construction progress and to services to be performed and materials to be supplied on a cost reimbursement basis, and invoices relied on by the Contractors in verifying construction progress to the extent the Borrower or any of its Subsidiaries has received the same, (iv) contracts relating to the engineering of, the procurement of services, equipment, supplies or other materials for, or the construction of, the Project and (v) all other data relating to the Project as may be reasonably requested by the Administrative Agent or the Independent Engineer.

10.17. SECTION FOREIGN CORRUPT PRACTICES ACT. The Borrower shall, and shall cause each of its Subsidiaries to, comply in all material respects with the Foreign Corrupt Practices Act of the United States, or any similar law of any other jurisdiction, if applicable.

(a) SECTION INTELLECTUAL PROPERTY COLLATERAL. The Borrower shall own, or shall have licenses to use, and shall cause each of its Subsidiaries to own or have license to use, all Intellectual Property necessary for the conduct of its business as currently conducted by it and proposed to be conducted that are material to the condition (financial or other), business or operations of the Borrower and its Subsidiaries, taken as a whole, or the Project.

(b) The Borrower shall, and shall cause each of its Subsidiaries to, take all reasonably necessary steps to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, any material item of the Intellectual Property owned by the Borrower or such Subsidiary, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference proceedings and the payment of appropriate fees, except where the failure to so maintain, obtain or pursue could not reasonably be expected to have a Material Adverse Effect.

(c) The Borrower shall, prior to the end of the Warranty Period, enter into Software Maintenance Agreements and other Software Agreements on terms reasonably satisfactory to the Administrative Agent and the Independent Engineer.

10.18. SECTION MAINTENANCE OF RESTORATION. The Borrower shall maintain restoration for the FLAG System in accordance with the Restoration Plan.

10.19. SECTION FURTHER ASSURANCES. The Borrower shall cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as the Administrative Agent or the Collateral Trustee from time to time may reasonably request in order to carry out more effectively the intent and purposes of this Agreement and the other Financing Documents, including with respect to the maintenance of perfection of all Subject Collateral and the calculation of the financial covenants set forth in Sections
6.29 and 6.30 hereof.


11                             ARTICLE

12                        NEGATIVE COVENANTS

      Until all the Commitments have expired or terminated and the principal of and interest on each Loan and all fees and other obligations payable hereunder and under the Financing Documents shall have been paid in full, the Borrower covenants and agrees with the Administrative Agent, the Collateral Trustee and the Lenders that (except as otherwise permitted by the applicable Lenders in accordance with Section 11.2):

12.1. SECTION INDEBTEDNESS. The Borrower shall not, and shall not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness, except:

      (a) Indebtedness of the Borrower incurred under the Financing Documents and in respect of the other Obligations and the Guarantee of such Indebtedness by any Subsidiary of the Borrower;

      (b) Indebtedness of the Borrower evidenced by the Senior Unsecured Notes in an aggregate principal amount not to exceed $430,000,000 less an amount equal to any prepayments made thereon or redemptions or purchases thereof after the Effective Date and, if any Subsidiary of the Borrower has guaranteed the Obligations, the Guarantee of such Indebtedness by such Subsidiary;

      (c) Indebtedness of the Borrower described in clause (c) of the definition of "Indebtedness" with respect to amounts payable (i) under the Construction Contract; PROVIDED, such amount shall in no event exceed $47,000,000 together with accrued interest thereon or (ii) pursuant to
      Section 8.14(b); PROVIDED, such amount shall in no event exceed $22,000,000 together with accrued interest thereon;

      (d) Capital Lease Obligations of the Borrower permitted by Section 6.16

      (e) Indebtedness of the Borrower under, or constituting net exposure under, Interest Hedging Agreements entered into in accordance with Section
      5.12 or otherwise permitted by the Administrative Agent;

      (f) Indebtedness of the Borrower under any Permitted Sale Leaseback;

      (g) Indebtedness of any Subsidiary of the Borrower to the Borrower;

      (h) unsecured Indebtedness of the Borrower or any Subsidiary owing to FLAG Telecom or any Affiliate, the principal of which is payable only after the repayment of the Obligations, which is expressly subordinated to the Obligations and which contain terms (including terms with respect to subordination) that are satisfactory to the Administrative Agent (which terms shall (i) include that, upon any foreclosure with respect to the Capital Stock of the Borrower, such Indebtedness shall only be payable from the excess proceeds of such foreclosure after application of such proceeds to the Obligations, and (ii) provide for no cash interest payments, except for cash interest payments to the extent and only to the extent funds are actually made available to the Borrower in accordance with clause TENTH of Section 8.8(b) and only if no Default, Event of Default or Designated Event shall have occurred and be continuing); and

      (i) other Indebtedness of the Borrower in an aggregate principal amount not to exceed $5,000,000 at any one time.

12.2. SECTION LIENS. The Borrower shall not, and shall not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien on the Collateral (or any part thereof), the Project (or any portion thereof) or any of its, or its Subsidiaries, other assets, other than Permitted Liens.

12.3. SECTION FUNDAMENTAL CHANGES. The Borrower shall not, and shall not permit any of its Subsidiaries to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or change its form of organization or its business, or liquidate or dissolve, except that the Borrower may, with the prior written consent of the Majority Lenders, merge into or consolidate with a Subsidiary of FLAG Telecom.

12.4. SECTION SALE OF ASSETS. The Borrower shall not, and shall not permit any of its Subsidiaries to, sell, lease, convey, assign, transfer or otherwise dispose of (each, a "TRANSFER") all or any portion of its assets except (a) Transfers of Capacity (and capacity on other telecommunication systems acquired in accordance with the terms of this Agreement) in accordance with Section 6.13,
(b) Transfers of assets in the ordinary course of business not required for the efficient operation of the FLAG System for fair value with a book value not exceeding $10,000,000 in the aggregate for all fiscal years for all such Transfers under this clause (b), (c) Transfers by the Borrower in connection with Permitted Sale Leasebacks, (d) Transfers of obsolete, worn out or defective equipment and other assets for fair value in cash and/or cash equivalents, (e) Transfers of title to portions of the FLAG System as required under the C&MA,
(f) any Transfer of assets by a Subsidiary of the Borrower to the Borrower and
(g) Transfers of title to any Landing Party PTT with respect to any portion of the Project within the territorial limits of the jurisdiction of such Landing Party PTT for the purpose of minimizing taxes payable by the Borrower or to comply with the laws of the jurisdiction of such Landing Party PTT, but only to the extent permitted by the terms of the C&MA and only if the Borrower and the other PTTs are granted an irrevocable right of use (at no charge) with respect to the portion of the Project so transferred; PROVIDED that (A) the Net Cash Proceeds of a Transfer under clauses (b), (c), (d), (e) and (g) shall be deposited in the Sales and Issuances Proceeds Account and shall be applied to the prepayment of the Loans if required in accordance with Section 2.9 and (B) other proceeds received in respect of Transfers permitted under this Section (including under clause (a)) shall be, subject to Sections 8.2(f) and 8.2(i), deposited into the Revenue Account for application in accordance with Article VIII.

12.5. SECTION INVESTMENTS, LOANS, ADVANCES, GUARANTEES AND ACQUISITIONS. The Borrower shall not, and shall not permit any of its Subsidiaries to, (a) purchase, hold or acquire any Capital Stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, or become a general or limited partner in any partnership or a joint venturer in any joint venture or enter into any profit sharing or royalty agreement or similar arrangement whereby the income or profits of the Borrower or any of its Subsidiaries are, or might be, shared with any Person, except (i) Permitted Investments, (ii) the Borrower may own Capital Stock of wholly-owned Subsidiaries created in accordance with Section 6.24, (iii) the Borrower may make equity contributions in any such Subsidiary only out of funds made available to the Borrower in accordance with clause TENTH of Section 8.8(b) or funds available in the Excess Cash Flow Account, (iv) Guarantees permitted by Section 6.1 and Guarantees by the Borrower of obligations of its Subsidiaries to the extent such obligations constitute Operating Expenses set forth in the then current Operating Budget,
(v) the Borrower may enter into reasonable joint marketing agreements or arrangements and (vi) the Borrower may, through any of its Subsidiaries, become a joint venturer in a joint venture so long as (x) such Subsidiary shall not enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon the ability of such Subsidiary to pay dividends or otherwise make distributions on its Capital Stock and (y) parties to the transaction with such Subsidiary shall have no recourse against the Borrower in respect of such transaction, or (b) enter into any management contract (other than any agreement between the Borrower and a Subsidiary thereof approved by the Administrative Agent) or similar arrangement whereby its business or operations are managed by any other Person.

(a) SECTION RESTRICTED PAYMENTS; PAYMENTS WITH RESPECT TO SENIOR UNSECURED NOTES. The Borrower shall not declare or make any Restricted Payment except for
(i) distributions by the Borrower in respect of its Capital Stock which are payable solely in additional Capital Stock of the Borrower, but only to the extent such additional Capital Stock is common stock and, if such Capital Stock in respect of which such distribution is made is subject to a Lien in favor of the Collateral Trustee, is subject to a first priority perfected Lien in favor of the Collateral Trustee pursuant to a pledge agreement, in form and substance reasonably satisfactory to the Administrative Agent, or such other documentation as shall be reasonably acceptable to the Administrative Agent and which is delivered to the Collateral Trustee, together with undated stock powers for each stock certificate representing such additional Capital Stock, executed in blank,
(ii) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, distributions by the Borrower in respect of its Capital Stock from funds available to the Borrower in accordance with clause TENTH of Section 8.8(b) or with funds available in the Excess Cash Flow Account and (iii) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower may purchase or redeem shares of Capital Stock (or options or warrants in respect of such shares) of the Borrower held by present or former officers or employees of the Borrower or any of its Subsidiaries upon such person's death, disability, retirement or termination of employment or under any agreement under which such shares of Capital Stock or related rights were issued, provided that the aggregate amount of such purchases or redemptions shall not exceed $5,000,000 in the aggregate.

(b) The Borrower shall not, except with funds available in the Excess Cash Flow Account, make any payment (other than payments of interest thereon) or prepayment on, or any redemption or purchase or otherwise provide for the defeasance of, the Senior Unsecured Notes (or any portion thereof) or any Guarantees in respect thereof.

(c) SECTION LIMITATIONS ON ISSUANCE OF INTERESTS. The Borrower shall not issue any additional Capital Stock of the Borrower or any other interest in the Borrower, to any Person, except for (i) additional Capital Stock which is common stock and which is subject to the perfected Lien of the Collateral Trustee pursuant to a pledge agreement, in form and substance reasonably satisfactory to the Administrative Agent, or such other documentation as shall be reasonably acceptable to the Administrative Agent and which is delivered to the Collateral Trustee, together with undated stock powers for each stock certificate representing such additional Capital Stock, executed in blank and (ii) additional Capital Stock which is common stock (or options or warrants to purchase the same) issued by the Borrower under the Stock Option Plan to persons who are, at the time of such issuance, officers or employees of the Borrower and/or its Subsidiaries; PROVIDED that the Borrower shall not permit the Capital Stock (and the warrants and options to purchase the same) issued pursuant to this clause (ii) to represent more than 3.8% of all common stock of the Borrower on a fully diluted basis.

(d) The Borrower shall not permit any of its Subsidiaries to issue any additional Capital Stock or any other interest in any such Subsidiary to any Person, except to the Borrower and only if such additional Capital Stock is (i) subject to the perfected Lien of the Collateral Trustee pursuant to a Borrower Pledge Agreement or such other documentation as shall be reasonably acceptable to the Administrative Agent and (ii) delivered to the Collateral Trustee, together with undated stock powers for each stock certificate representing such additional Capital Stock, executed in blank.

12.6. SECTION LIMITATIONS ON TRANSFER OF INTERESTS. The Borrower shall not consent to the transfer (by assignment, sale or otherwise) of any Capital Stock or any other equity interest of the Borrower, or permit the transfer (by assignment, sale or otherwise) of any Capital Stock or any other equity interest of any of its Subsidiaries, except for (a) subject to the provisions of paragraph (n) of Article VII, any transfer of the Borrower's Capital Stock made subject to the Lien and the terms of a pledge agreement, in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which such Capital Stock is pledged (including, without limitation, the delivery by the transferee to the Collateral Trustee of an irrevocable proxy and power as contemplated by such pledge agreement) and (b) any Capital Stock issued under the Stock Option Plan (unless any such Capital Stock is required to be pledged to the Collateral Trustee in accordance with the terms of this Agreement or the other Financing Documents).

12.7. SECTION OPERATING BUDGET. The Borrower shall not, without the prior written consent of the Majority Lenders, amend or otherwise modify the Operating Budget for any Operating Year, PROVIDED, HOWEVER, the Borrower may (i) with the prior written consent of the Administrative Agent, amend the budgeted amount of the Operating Expenses set forth in such Operating Budget so long as, after giving effect to such amendment, the aggregate Operating Expenses set forth therein do not exceed 110% of the Operating Expenses set forth in the Operating Budget delivered in accordance with Section 5.13 in respect of such Operating Year and (ii) amend such Operating Budget in order to apply identified cost savings in a budget category to cost overruns in another budget category (other than the capital expenditure budget category) or to a new budget category without increasing the aggregate amounts payable under the Operating Budget.
(a) SECTION AMENDMENT OF PROJECT DOCUMENTS, SENIOR UNSECURED NOTE DOCUMENTS. Without the prior written consent of the Majority Lenders, the Borrower shall not, and shall not permit any of its Subsidiaries to, agree or consent to or otherwise permit any amendment, supplement or other modification or waiver with respect to, or any consent under, any Project Document to which the Borrower or such Subsidiary is a party or with respect to which the consent of the Borrower or such Subsidiary is required, other than:

            (i) amendments, supplements or other modifications or waivers with respect to, or consents under, any Capacity Sales Agreement in a manner not inconsistent with the provisions of Section 6.13;

            (ii) amendments, supplements or other modifications or waivers with respect to, or consents under, the C&MA which constitute Permitted C&MA Amendments;

            (iii) amendments, supplements or other modifications or waivers with respect to, or consents under, the Construction Contract which (A) are entered into by the Borrower in the ordinary course of business (including amendments to effectuate an alteration of the Original Configuration of the FLAG System in accordance with Section 6.15 and are on commercially reasonable terms, (B) provide for no additional amounts to be paid by the Borrower thereunder (or, if additional amounts are required to be paid by the Borrower thereunder, such additional amounts are provided for in the then current Operating Budget or are provided for from Permitted Sources),
      (C) do not otherwise increase the Borrower's liability thereunder, (D) do not release any Contractor from any liability thereunder, (E) do not reduce the duration or scope of any warranty or replacement period thereunder, (F) do not reduce the scope or availability of any Intellectual Property thereunder or which is to be conveyed to the Borrower thereunder, (G) do not amend the requirements for Final System Acceptance without the prior written consent of the Independent Engineer, and (H) could not reasonably be expected to have a Material Adverse Effect and could not reasonably be expected to have an adverse effect (other than a temporary or minor adverse effect) on the continued use, operation or maintenance of the Project;

            (iv) amendments, supplements or other modifications or waivers with respect to, or consents under, any Project Document (other than any Principal Project Document referred to clause (i), (ii) or (iii) above and other than the Construction Contract Guarantees and the Performance Bond)
      (A) which are permitted by such Project Document without the consent of the Borrower or any Subsidiary of the Borrower party thereto or (B) which
      (1) are entered into by the Borrower or any Subsidiary of the Borrower in the ordinary course of business and are on commercially reasonable terms,
      (2) provide for no additional amounts to be paid by the Borrower or any Subsidiary of the Borrower thereunder (or, if additional amounts are required to be paid by the Borrower or any Subsidiary of the Borrower thereunder, such additional amounts are provided for in the then current Operating Budget or are provided for from Permitted Sources), (3) do not release any party thereto (other than the Borrower or any Subsidiary of the Borrower) from any material liability thereunder unless such release would be commercially reasonable or unless the Borrower would otherwise be permitted to terminate such agreement pursuant to Section 6.11 and (4) could not reasonably be expected to have a Material Adverse Effect and could not reasonably be expected to have an adverse effect (other than a temporary or minor adverse effect) on the continued use, operation or maintenance of the Project; and

            (v) (A) immaterial amendments, supplements or other modifications or immaterial waivers with respect to, or immaterial consents under, any Principal Project Document and (B) amendments, supplements or other modifications to, or consents or waivers under, any Principal Project Document which are permitted by such Principal Project Document without the consent of the Borrower.

(b) Without the prior written consent of the Majority Lenders, the Borrower shall not agree or consent to or otherwise permit any amendment, supplement or other modification or waiver with respect to, or any consent under, any Senior Unsecured Note Document in any manner adverse to the Lenders (including, without limitation, increasing the principal amount outstanding thereunder, increasing the interest rate or any of the fees payable with respect thereto, and changing the payment dates in respect of the payment of interest or principal thereunder).

(c) SECTION TERMINATION, ASSIGNMENT OF PROJECT DOCUMENTS. The Borrower shall not terminate, cancel or suspend, or permit the termination, cancellation or suspension of, any Project Document other than (i) in accordance with its terms,
(ii) as permitted by such Project Document without the consent of the Borrower or any Subsidiary of the Borrower, (iii) as required by Applicable Law or (iv) a Project Document, other than the C&MA, the Construction Contract (prior to the end of the Warranty Period) and the Construction Contract Guarantees (prior to the end of the Warranty Period), if (A) the Borrower delivers to the Administrative Agent at the time of such termination, cancellation or suspension a certificate of a Responsible Officer of the Borrower certifying that (1) such termination, cancellation or suspension is permitted by the terms of such Project Document, (2) the Borrower reasonably believes that such Project Document (or its replacement) is no longer beneficial or useful to the Lenders and to the Borrower's business and (3) such termination, cancellation or suspension could not reasonably be expected to have a Material Adverse Effect,
(B) with respect to the termination, cancellation or suspension of any Software Agreement, such agreement is simultaneously replaced with a new contract (or other arrangement) on terms and with a party (which party may be the Borrower itself) reasonably satisfactory to the Majority Lenders and (C) with respect to the termination, cancellation or suspension of the Performance Bond or any Maintenance Zone Agreement, such agreement is simultaneously replaced with a new contract (or other arrangement) on terms and with a party reasonably satisfactory to the Administrative Agent.

(d) The Borrower shall not agree or consent to or otherwise permit the assignment of the obligations of any party to any Principal Project Document, except pursuant to the Security Documents and except as permitted without the consent of the Borrower by the terms of such Principal Project Document.

12.8. SECTION APPROVAL OF ADDITIONAL CONTRACTS. Without the prior written consent of the Majority Lenders, the Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any Additional Contract, other than (a) Capacity Sales Agreements entered into by the Borrower in accordance with
Section 6.13, (b) contracts entered into by the Borrower in the ordinary course of business of performing Project Activities to the extent that (i) they are entered into on commercially reasonable terms, (ii) amounts payable thereunder are provided for in the then current Operating Budget or from Permitted Sources, and (iii) the execution, delivery and performance thereof could not reasonably be expected to have a Material Adverse Effect and could not reasonably be expected to have an adverse effect (other than a temporary or minor adverse effect) on the continued use, operation or maintenance of the Project, (c) contracts entered into by the Borrower in order to effectuate the provisions of
Section 6.15, PROVIDED that such contracts are consistent with the terms of
Section 6.15, (d) any replacement Maintenance Zone Agreement entered into with the consent of the Administrative Agent in accordance with Section 6.11(a) and
(e) any contract entered into by the Borrower for Permitted Upgrades, PROVIDED such contracts shall be reasonably acceptable to the Independent Engineer. At the time any Additional Contract is entered into (other than Capacity Sales Agreements) the Borrower will deliver a copy thereof to the Administrative Agent. If the prior written consent of the Majority Lenders is required for any Additional Contract, upon such consent and at the request of the Administrative Agent, the Borrower shall use its best efforts to obtain and deliver to the Administrative Agent a Consent.

12.9. SECTION SALES OF CAPACITY. The Borrower shall not, and shall not permit any of its Subsidiaries to, sell, lease or otherwise dispose of Capacity or capacity on other telecommunication systems acquired in accordance with the terms of this Agreement except pursuant to agreements entered into by the Borrower on commercially reasonable terms; PROVIDED that, in any event, (i) the relevant agreement shall provide that all cash consideration payable thereunder shall be paid in Dollars to the Revenue Account, (ii) if the relevant agreement shall provide for future payments it shall not prohibit the granting of a security interest in such agreement by the Borrower to the Collateral Trustee, for the benefit of the Secured Parties, (iii) the Borrower shall deliver a copy of the relevant agreement to the Administrative Agent and (iv) the relevant agreement shall not provide for any cash rebate or otherwise provide for the return of any cash previously paid to the Borrower (or, if such agreement does provide for any such rebate or return, a portion of the Capacity Payments or other payments received in respect of such agreement in an amount equal to such contingent rebate or return, shall be deposited into the Rebate Account); PROVIDED, FURTHER, the Borrower shall not (A) enter into any transaction to dispose of Capacity for non-cash consideration if, after giving effect to such transaction, the Capacity disposed of for non-cash consideration during the 12-month period ending on (and including) the date of such transaction would exceed 10% of the Capacity disposed of during the same period or (B) dispose of any Capacity for non-cash consideration at any time a Default or Designated Event shall have occurred and be continuing (in each case, except for transfers of Capacity for non-cash consideration in connection with customary mutual restoration agreements).

12.10. SECTION CONSTRUCTION AND MAINTENANCE AGREEMENT. The Borrower shall not, and shall not permit any of its Subsidiaries to, (a) make any payments pursuant to Paragraph 11.4 of the C&MA not provided for in the then current Operating Budget, (b) permit any additional capital costs to be incurred in accordance with Paragraph 9.1 of the C&MA not provided for in the then current Operating Budget or from Permitted Sources, (c) include under the Construction Contract (or otherwise become obligated to pay for) equipment and services which are associated with the Project but which are not included in the Submarine System or Segments X-1 and X-2 as contemplated by Paragraph 7.3 of the C&MA unless such obligation is provided for in the then current Operating Budget or unless the Borrower shall have received Dollars from a PTT or shall have Permitted Sources in an amount equal to the obligation to be incurred or (d) vote its interest on the Management Committee except in the best interests of the Borrower and so long as any such decision could not reasonably be expected to have a Material Adverse Effect. 12.11. SECTION CHANGES TO CONFIGURATION. Except with the use of funds from Permitted Sources, the Borrower shall not, without the prior written consent of the Majority Lenders, add any additional Landing Country or add any additional Landing Party PTT or select, or agree to the selection of, any alternative Landing Country or Landing Party PTT or otherwise alter in any way the Original Configuration of the FLAG System, except in the case of adding an additional Landing Country or an additional Landing Party PTT if (i) no Default or Event of Default shall have occurred and be continuing, (ii) all costs related to such addition are funded with Permitted Sources, (iii) no material liabilities of or costs to the Borrower or any of its Subsidiaries shall be created which are not provided for from sources described in clause (ii) above, (iv) such addition could not reasonably be expected to have an adverse effect (other than a temporary or minor adverse effect) on the continued use, operation or maintenance of the Project, (v) such addition is added via a Branching Unit or as an extension to the Original Configuration and (vi) such addition could not reasonably be expected to have a Material Adverse Effect.

12.12. SECTION LEASES. The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any lease except for (a) leases of personal property in the ordinary course of business (to the extent the obligations thereunder are provided for in the then current Operating Budget), (b) leases of real property in the ordinary course of business (to the extent the obligations thereunder are provided for in the then current Operating Budget), (c) Capital Lease Obligations for the lease of office equipment and automobiles in the ordinary course of business of the Borrower and (d) Permitted Sale Leasebacks by the Borrower.

12.13. SECTION CHANGE OF OFFICE OR JURISDICTION OF ORGANIZATION. The Borrower shall not, and shall not permit any of its Subsidiaries to, change the location of its chief executive office or principal place of business or the office where it keeps its records concerning the Project and all contracts related thereto from that existing on the date of this Agreement, or the jurisdiction of organization of the Borrower or any Subsidiaries, unless the Borrower or such Subsidiary, as applicable, shall have given the Administrative Agent at least 30 days' prior written notice thereof and all action necessary or advisable in the Administrative Agent's reasonable opinion to protect and perfect the Liens and security interests in the Collateral shall have been taken. Neither the Borrower nor any Subsidiary shall operate a place of business in the United States unless it shall have given the Administrative Agent written notice thereof at least 30 days prior thereto.

12.14. SECTION CHANGE OF NAME. The Borrower shall not, and shall not permit any of its Subsidiaries to, change its name unless the Borrower or such Subsidiary, as applicable, shall have given the Administrative Agent at least 30 days' prior written notice thereof and all action necessary or advisable in the Administrative Agent's reasonable opinion to protect and perfect the Liens and security interests in the Collateral shall have been taken.

12.15. SECTION TRANSACTIONS WITH AFFILIATES. The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any agreement with any Affiliate of the Borrower except (a) pursuant to any Contractual Obligation of the Borrower in existence on the Effective Date and set forth on SCHEDULE 3.19(B) and (b) transactions in the ordinary course of business which are on fair and reasonable terms not less favorable than the Borrower or such Subsidiary could obtain in an arm's-length transaction with a Person which is not an Affiliate.

12.16. SECTION SALE AND LEASEBACK. The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any arrangement with any Person providing for the leasing of real or personal property which has been or is to be sold by it to such Person, other than Permitted Sale Leasebacks by the Borrower.

(a) SECTION CAPITAL EXPENDITURES; OTHER PURCHASES OF ASSETS. Except as permitted under Section 6.15 and except for Permitted Upgrades and except with respect to expenditures made with S&J Funds or Construction Funds, the Borrower shall not, and shall not permit any of its Subsidiaries to, make any expenditure (including, without limitation, the transfer of Capacity for non-cash consideration) in respect of the purchase of capital assets in any Operating Year, except for such expenditures which could not reasonably be expected to adversely affect the Project and which (i) do not cause the Borrower and its Subsidiaries to spend more than the Capital Expenditure Maximum Balance in any Operating Year in respect of such expenditures or, to the extent such expenditure would cause the Borrower and its Subsidiaries to spend more than the Capital Expenditure Maximum Balance in any Operating Year, which excess is funded solely from Permitted Sources, (ii) are paid for with Capacity to the extent the transfer of such Capacity is in accordance with Section 6.13 or (iii) are approved by the Majority Lenders in writing (after consultation with the Independent Engineer).

(b) The Borrower shall not, and shall not permit any of its Subsidiaries to, purchase or acquire any assets or other property other than (i) any purchase of assets by the Borrower in connection with the completion of the Project, (ii) the purchase of assets reasonably required in connection with the performance of Project Activities and (iii) Permitted Investments.

(c) SECTION UNRELATED ACTIVITIES; ABANDONMENT. The Borrower shall not, and shall not permit any of its Subsidiaries to, engage in any business other than Project Activities.

(d) The Borrower shall not abandon the diligent operation and maintenance of the Project.

12.17. SECTION SET-OFF. Without the prior written consent of the Administrative Agent, the Borrower shall not exercise any right of set-off with respect to amounts owing to it by the Contractors under the Construction Contract or amounts owing under the Performance Bond.

12.18. SECTION SUBSIDIARIES. The Borrower shall not, and shall not permit any of its Subsidiaries to, create or otherwise acquire any Subsidiary unless the Borrower gives the Administrative Agent notice thereof and unless:

            (i) such Subsidiary is a newly created, wholly-owned direct Subsidiary of the Borrower;

            (ii) such Subsidiary shall execute and deliver (A) a guaranty with respect to all Obligations in form and substance reasonably satisfactory to the Administrative Agent and/or (B) a security agreement in substantially the form of the Borrower Security Agreement, with such modifications as the Collateral Trustee or the Administrative Agent may reasonably request or consent to;

            (iii) the Borrower shall pledge to the Collateral Trustee, for the benefit of the Secured Parties, all of the outstanding shares of Capital Stock or other ownership interests of such Subsidiary pursuant to documentation reasonably satisfactory to the Administrative Agent;

            (iv) the Administrative Agent shall have received evidence reasonably satisfactory to it that the Collateral Trustee shall have, if required by the Administrative Agent, a perfected first priority security interest in the Collateral set forth in any such security agreement and/or pledge agreement;

            (v) the creation of such Subsidiary and the performance of its applicable obligations will not create any material risk that the aggregate tax liability of the Borrower and its Subsidiaries for any Operating Year will exceed 5% of the Borrower's Consolidated Adjusted EBITDA for such Operating Year; and

            (vi) if the Administrative Agent requests, the Administrative Agent shall have received legal opinions in form and substance reasonably satisfactory to the Administrative Agent with respect to paragraphs (ii) through (iv) of the foregoing.

12.19. SECTION CONCENTRATION OF CASH. The Borrower shall not permit the aggregate balance in all bank accounts, checking accounts or similar accounts maintained by the Borrower and any of its Subsidiaries (including the value of all Permitted Investments contained therein) to exceed an amount equal to $5,000,000 (exclusive of all amounts and the value of Permitted Investments maintained in the

Accounts and exclusive of any amounts distributed pursuant to Article VIII to the Borrower or its Subsidiaries for the benefit of other Persons) except that the Borrower may establish and maintain an account (the "EXCESS CASH FLOW ACCOUNT") into which funds may be deposited in accordance with Section 8.19(c). Amounts on deposit in any account (other than the Accounts and other than the Excess Cash Flow Account) shall be used solely to pay costs in accordance with the then current Operating Budget.

12.20. SECTION AMENDMENTS, ETC. OF ORGANIZATIONAL AND OTHER DOCUMENTS. The Borrower shall not, and shall not permit any of its Subsidiaries to, amend, supplement or otherwise modify, or permit the amendment, modification or supplementation of its Bye-Laws or Memorandum of Association in a manner which is inconsistent with or violates the terms of or could reasonably be expected to prevent compliance with any of the terms of any Financing Document or Project Document or could materially adversely affect the Lenders or any Collateral.

12.21. SECTION IMMUNITY. The Borrower shall not, and shall not permit any of its Subsidiaries to, in any proceeding in Bermuda, the United States or elsewhere, in connection with any Financing Document, claim for itself, any of its assets or the FLAG System, immunity from suit, execution, attachment or other legal process.

12.22. SECTION RESTRICTIVE AGREEMENTS. The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon the ability of the Borrower or such Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets to secure the Obligations, PROVIDED that the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement.

12.23. SECTION MINIMUM INTEREST COVERAGE RATIO. The Borrower shall not permit, for any of the time periods indicated below, the Interest Coverage Ratio to be less than the correlative ratio indicated during such time period:

           TIME PERIOD                 INTEREST COVERAGE RATIO
           -----------                 -----------------------
        01/01/00 - 06/30/02                  1.70:1.00

        07/01/02 - 12/31/02                  1.80:1.00

        01/01/03 - 06/30/03                  1.90:1.00

        07/01/03 - 12/31/03                  2.20:1.00

        01/01/04 - 06/30/04                  2.50:1.00

           TIME PERIOD                 INTEREST COVERAGE RATIO
           -----------                 -----------------------
        07/01/04 - 12/31/04                  2.85:1.00

        01/01/05 - 06/30/05                  3.25:1.00

             Thereafter                      3.50:1.00


Notwithstanding anything to the contrary contained in this Agreement, the failure to comply with this Section at any time shall not constitute a Default or an Event of Default, but, until such time as the Borrower shall have delivered a certificate to the Administrative Agent in accordance with Section 5.2(b) demonstrating the Borrower's compliance with this Section and Section 6.30, shall result in Excess Cash Flow being applied 100% to the Administrative Agent for the account of the Lenders in accordance with Section 8.8(b); PROVIDED, HOWEVER, that such application to Term Loans shall be 50% in the direct order of maturity and 50% pro rata across the Term Loans.

12.24. SECTION MINIMUM REMAINING ASSET VALUE TO SENIOR SECURED DEBT RATIO. The Borrower shall not permit, as of the end of any fiscal quarter, the ratio of Remaining Asset Value to Senior Secured Debt to be less than 8.50:1.00. Notwithstanding anything to the contrary contained in this Agreement, the failure to comply with this Section at any time shall not constitute an Event of Default, but, until such time as the Borrower shall have delivered a certificate to the Administrative Agent in accordance with Section 5.2(b) demonstrating the Borrower's compliance with this Section and Section 6.29, shall result in Excess Cash Flow being applied 100% to the Administrative Agent for the account of the Lenders in accordance with Section 8.8(b); PROVIDED, HOWEVER, that such application to Term Loans shall be 50% in the direct order of maturity and 50% pro rata across the Term Loans.

13                             ARTICLE

14                         EVENTS OF DEFAULT

      If any of the following events shall occur and be continuing (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or an order, rule or regulation of any administrative or governmental body):

      (a) the Borrower shall fail to pay any principal of any Loan when due; or the Borrower or any Subsidiary of the Borrower shall fail to pay any interest on any Loan or fee or other amount payable hereunder or under any other Financing Document within 5 days after any such other amount becomes due in accordance with the terms hereof or thereof; or

      (b) the Borrower shall fail to perform or observe any of its covenants set forth in Article VI hereof (other than Sections 6.29 and 6.30); or the Borrower shall fail to perform or observe any of its covenants set forth in subsections 4.1(a), 4.1(f), 4.1(h), 5.2 and 5.3(a) of the Borrower Security Agreement; or FLAG Telecom shall fail to perform or observe any of its covenants set forth in the second sentence of Section 4.1, Section 4.2, the first sentence of Section 4.3(a), Section 4.3(b), the second sentence of Section 4.4(a), Section 4.5, 4.7 or 4.8 of the Pledge Agreement to which it is a party; or the Borrower shall fail to maintain in effect any of the insurance required to be maintained in accordance with Section 5.9; or

      (c) the Borrower, any Subsidiary of the Borrower or FLAG Telecom shall fail to perform or observe any of its covenants set forth in this Agreement or in any other Financing Document to which it is a party (other than those referred to in paragraphs (a) and (b) above and those set forth in Sections 6.29 and 6.30) and such failure shall continue unremedied or unwaived for a period of 30 days after receiving written notice thereof; or

      (d) any representation or warranty made or deemed made by the Borrower, any Subsidiary of the Borrower or FLAG Telecom in this Agreement or in any other Financing Document or in any certificate, financial statement or other document delivered by such Person pursuant hereto or thereto, shall prove to have been false or misleading in any material respect when such representation or warranty was made or deemed made; or

      (e) (i) Any Specified Participant shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Specified Participant shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Specified Participant any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Specified Participant any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Specified Participant shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Specified Participant shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; PROVIDED, HOWEVER, the commencement of any proceeding or other -------- ------- action or event of a nature referred to in clauses (i) through (v) above with respect to any Construction Contract Guarantor shall not constitute a Default or an Event of Default under this paragraph unless such proceeding, other action or event could reasonably be expected to have a Material Adverse Effect; or

      (f) one or more judgments or decrees shall be entered (i) against the Borrower or any Subsidiary of the Borrower involving in the aggregate a liability (not fully covered by insurance) of $5,000,000 or more (or the equivalent thereof in other currencies), and all such judgments or decrees shall not have been paid, vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof or (ii) in the form of an injunction or similar form of relief requiring suspension or abandonment of the operation of the Project and the failure of the Borrower to have such injunction or similar form of relief stayed or discharged within 60 days; or

      (g) (i) any Financing Document shall cease, for any reason, to be in full force and effect or the Borrower or FLAG Telecom or other party thereto

      (other than a Lender) shall so assert in writing or (ii) any Lien created by any Security Document shall cease to be enforceable or of the same effect and priority purported to be created thereby or (iii) any of the Capital Stock of the Borrower, other than Capital Stock issued under the Stock Option Plan, shall not be subject to a Pledge Agreement in favor of the Collateral Trustee; or

      (h) prior to the end of the Warranty Period, either Construction Contract Guarantee shall cease, for any reason, to be in full force and effect, or AT&T or KDD, as the case may be, shall so assert in writing; or

      (i) at any time prior to the last day of the Warranty Period (or such shorter period not ending before February 6, 2001 as the Borrower may agree with the Contractors), the invalidity, termination, dishonor or revocation of the Performance Bond (except termination as a result of a final drawing thereunder); or the failure at any time of the Performance Bond to be in a stated amount equal to (i) at any time prior to the FSA Date (or such shorter period not ending before February 6, 2001 as the Borrower may agree with the Contractors), at least 10% of then Total Contract Price, or (ii) at any time on or after the FSA Date until the last day of the Warranty Period (or such shorter period not ending before February 6, 2001 as the Borrower may agree with the Contractors), at least 5% of the Total Contract Price; or

      (j) any Project Document shall, prior to its stated termination date, at any time and for any reason cease to be valid and binding and in full force and effect, or any material provision of any Project Document shall be declared to be null and void or unenforceable by a court or arbitrator, or the validity or enforceability of any provision of any Project Document is contested through appropriate proceedings by any party thereto or by any Governmental Authority seeking to establish the invalidity or unenforceability thereof which, if adversely determined, could reasonably be expected to have a Material Adverse Effect; PROVIDED that such occurrence shall not constitute an Event of Default under this paragraph if it relates to (i) a Capacity Sales Agreement or (ii) any other Principal Project Document (other than the C&MA and, prior to the end of the Warranty Period, the Construction Contract and the Construction Contract Guarantees) if the Borrower shall obtain a replacement agreement or arrangement reasonably satisfactory in form and substance to the Majority Lenders (or, with respect to the Performance Bond and any Maintenance Zone Agreement, to the Administrative Agent) with a Person satisfactory to the Majority Lenders (or, with respect to the Performance Bond and any Maintenance Zone Agreement, to the Administrative Agent) within 120 days after such invalidity, contest, denial or declaration shall have occurred or (iii) any Project Document other than a Principal Project Document if such event could not reasonably be expected to have a Material Adverse Effect; or

      (k) any party to any Project Document shall be in material default thereunder and such default shall continue unremedied for 30 consecutive days; PROVIDED that such occurrence shall not constitute an Event of Default under this paragraph if it relates to (i) a Capacity Sales Agreement, (ii) the Construction Contract, if the Construction Contract Guarantees remain in full force and effect and the Construction Contract Guarantors are actually performing their obligations thereunder in a timely fashion, (iii) the C&MA, if the defaulting party can be replaced and is replaced within 120 days with a Person satisfactory to the Majority Lenders, or if it is not feasible to replace such party, if the default by such party could not reasonably be expected to have a Material Adverse Effect, (iv) any Maintenance Zone Agreement so long as such default could not reasonably be expected to have an adverse effect on the Borrower's ability to maintain the FLAG System or perform its obligations under the Financing Documents and the Principal Project Documents or (v) any other Principal Project Document (other than those referred to in clauses (i) through (iv) above and other than the Construction Contract Guarantees) if the Borrower shall obtain a replacement agreement or arrangement reasonably satisfactory in form and substance to the Majority Lenders (or, with respect to the Performance Bond, to the Administrative Agent) with a Person satisfactory to the Majority Lenders (or, with respect to the Performance Bond, to the Administrative Agent) within 120 days after such event shall have occurred or (vi) any Project Document other than a Principal Project Document if such event could not reasonably be expected to have a Material Adverse Effect; or

      (l) any Governmental Action, Right-of-Way, consent or other approval which shall at the time be necessary for the performance of any Project Activity in the manner contemplated under the Financing Documents and the Project Documents shall be revoked, terminated, withdrawn, modified, suspended or withheld or shall cease to be in full force or effect, or any proceeding shall be commenced by or before any Governmental Authority for the purpose of so revoking, terminating, withdrawing, modifying, suspending or withholding any such Governmental Action, Right-of-Way, consent or other approval and such proceeding is not dismissed within 60 days of the commencement thereof, and in either case such revocation, termination, withdrawal, modification, suspension, withholding or cessation or such proceeding has or could reasonably be expected to have a Material Adverse Effect; or

      (m) operation of the Project shall be suspended for a period of longer than 3 months or the Borrower shall abandon the operation of the Project; or

      (n) a Change in Control shall occur; or

      (o) any Event of Loss shall occur and (A) unless the affected portion of the Project is being repaired in accordance with Section 5.19(b), the Borrower shall have failed to deliver to the Administrative Agent an EOL Certificate in accordance with the terms of Section 5.19(a) or (B) if the affected portion of the Project is being repaired in accordance with
      Section 5.19(b), the Borrower shall have failed to comply with the provisions of such Section within the time period specified therein; or

      (p) an ERISA Event shall have occurred that, in the opinion of the Majority Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to have a Material Adverse Effect; or

      (q) the Borrower or FLAG Telecom shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of the Senior Unsecured Notes or in respect of any other Material Indebtedness, when and as the same shall become due and payable; or

      (r) any event or condition occurs that results in the Senior Unsecured Notes or any other Material Indebtedness of the Borrower becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of the Senior Unsecured Notes or any other such Material Indebtedness or any trustee or agent on its or their behalf to cause the Senior Unsecured Notes or any other such Material Indebtedness to become due, or requires the prepayment, repurchase (or gives a holder or the holders of any of the Senior Unsecured Notes the right to require the Borrower to purchase all or any part of the Senior Unsecured Notes except with funds available in the Excess Cash Flow

      Account), redemption or defeasance thereof, prior to its scheduled maturity; or

      (s) the invalidity, termination or revocation of the Bye-Laws of the Borrower which (i) could be expected to impair the value of the Collateral in any manner, (ii) is inconsistent with or violates the terms of or could prevent compliance with any of the terms of any Transaction Document or
      (iii) could adversely affect the Lenders in any material way;

then, and in every such event (other than an event with respect to the Borrower described in clause (e) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Majority Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (e) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.


15                             ARTICLE

16                             ACCOUNTS

(a) SECTION CREATION OF ACCOUNTS. The Collateral Trustee hereby establishes the following 14 special, segregated and irrevocable cash collateral accounts in the name of the Collateral Trustee and for the benefit of the Secured Parties, which accounts shall be maintained by the Collateral Trustee at all times until the termination of this Agreement and the payment in full of all Obligations:

                   (1)                  Revenue Account;
                   (2)                Debt Reserve Account;
                   (3)             Operating Reserve Account;
                   (4)                  Current Account;
                   (5)       Repair and Restoration Reserve Account;
                   (6)              Upgrade Reserve Account;
                   (7)            Capital Expenditure Account;
                   (8)                  Rebate Account;
                   (9)             Insurance Proceeds Account;
                   (10)             Special Payment Account;
                   (11)       Sales and Issuances Proceeds Account;
                   (12)             Excess Revenue Account;
                   (13)      Network Expansion Reserve Account; and
                   (14)            Permitted Sources Account.

(b) All moneys, investments and securities at any time on deposit in any of the Accounts shall be under the sole dominion and control of the Collateral Trustee and shall constitute collateral in accordance with the terms of the Security Documents to be held in the custody of the Collateral Trustee for the purposes and on the terms set forth in the Security Documents and this Article VIII.

16.2. SECTION REQUIRED DEPOSITS INTO THE ACCOUNTS.

(a) REVENUE ACCOUNT. Subject to Sections 8.2(e), 8.2(i), 8.2(j) and 8.2(k), the Borrower shall deposit into the Revenue Account all Project Revenues of the Borrower and its Subsidiaries.

(b) DEBT RESERVE ACCOUNT. The Collateral Trustee shall deposit amounts into the Debt Reserve Account from amounts on deposit in the Revenue Account as specified in Section 8.8(b).

(c) OPERATING RESERVE ACCOUNT. The Collateral Trustee shall deposit amounts into the Operating Reserve Account from amounts on deposit in the Revenue Account as specified in Section 8.8(b).

(d) CURRENT ACCOUNT. The Collateral Trustee shall deposit amounts into the Current Account from amounts on deposit in the Revenue Account as specified in
Section 8.8(a).

(e) REPAIR AND RESTORATION RESERVE ACCOUNT. The Borrower shall deposit into the Repair and Restoration Reserve Account all Repair Maintenance Payments and Restoration Payments received by the Borrower; PROVIDED, that amounts in excess of the R&R Reserve Maximum Balance shall, upon the next succeeding Quarterly Transfer Date, be distributed following the priority set forth in Section 8.8(b) commencing with paragraph SIXTH .

(f) UPGRADE RESERVE ACCOUNT. The Collateral Trustee shall deposit amounts into the Upgrade Reserve Account from amounts on deposit in the Revenue Account as specified in Section 8.8(b).

(g) CAPITAL EXPENDITURE ACCOUNT. The Collateral Trustee shall deposit amounts into the Capital Expenditure Account from amounts on deposit in the Revenue Account as specified in Section 8.8(a)(iii), PROVIDED such amount shall in no event exceed the Capital Expenditure Maximum Balance.

(h) REBATE ACCOUNT. The Collateral Trustee shall deposit amounts into the Rebate Account from amounts on deposit in the Revenue Account as specified in Section 8.8(a)(i).

(i) INSURANCE PROCEEDS ACCOUNT. The Borrower, its Subsidiaries and the Collateral Trustee shall deposit into the Insurance Proceeds Account all Casualty Proceeds.

(j) SPECIAL PAYMENT ACCOUNT. The Borrower, its Subsidiaries and the Collateral Trustee shall deposit into the Special Payment Account all Special Payments.

(k) SALES AND ISSUANCES PROCEEDS ACCOUNT. The Borrower and its Subsidiaries shall deposit into the Sales and Issuances Proceeds Account all Net Cash Proceeds received other than the Net Cash Proceeds received and applied in accordance with Section 4.2(f).

(l) EXCESS REVENUE ACCOUNT. The Borrower and its Subsidiaries shall deposit amounts into the Excess Revenue Account from amounts on deposit in the Revenue Account or the Sales and Issuances Proceeds Account as specified in Section 8.8(b) or Section 8.18(a), as applicable.

(m) NETWORK EXPANSION RESERVE ACCOUNT. The Collateral Trustee shall deposit amounts into the Network Expansion Reserve Account from amounts on deposit in the Revenue Account as specified in Section 8.8(b).

(n) PERMITTED SOURCES ACCOUNT. The Borrower shall deposit amounts into the Permitted Sources Account with funds contemplated by clauses (d) and (e) of the definition of "Permitted Sources" to the extent necessary to cause such funds to constitute a "Permitted Source."

(o) SECTION DEPOSITS HELD AS CASH COLLATERAL. The Collateral Trustee agrees to accept all revenues, cash, payments, insurance and casualty proceeds, other amounts and Permitted Investments to be delivered to or held by the Collateral Trustee pursuant to the terms of this Agreement or the Security Documents. The Collateral Trustee shall hold and safeguard the Accounts (and the revenues, cash, payments, insurance and casualty proceeds, instruments, securities and other amounts on deposit therein) during the term of this Agreement and shall treat the revenues, cash, payments, insurance and casualty proceeds, instruments, securities and other amounts in the Accounts as funds, instruments, securities and other properties pledged by the Borrower to the Collateral Trustee as collateral securing the Obligations in accordance with the provisions of this Agreement and the Security Documents.

(p) All moneys, cash equivalents, instruments, investments and securities at any time on deposit in the Accounts shall constitute security for the payment and performance by the Borrower of the Obligations and shall at all times be subject to the sole dominion and control of the Collateral Trustee and shall be held in the custody of the Collateral Trustee in trust for the purposes of, and on the terms set forth in, this Agreement.

(q) Neither the Borrower, any Subsidiary of the Borrower nor FLAG Telecom shall have any rights or powers with respect to any amounts in the Accounts or any part thereof, except the right to have such amounts applied in accordance with this Article VIII.

(r) SECTION SOURCE OF PAYMENTS; DEPOSITS IRREVOCABLE. The Borrower shall use reasonable efforts to ensure that all amounts delivered to the Collateral Trustee shall be accompanied by information in reasonable detail specifying the source of the amounts and the Account into which such amounts are to be deposited. If the Collateral Trustee shall be unable to determine the source of any payments received or the Account or Accounts into which such payments are to be deposited, the Collateral Trustee shall hold such amounts in the Revenue Account (and such amounts shall not be applied in accordance with Section 8.8) pending receipt of Proper Instructions from the Borrower as to how to apply such amount.

(s) Any deposit made into any Account hereunder shall, absent manifest error, be irrevocable and the amount of such deposit and any instrument or security held in such Account and all interest thereon shall be held in trust by the Collateral Trustee and applied solely as provided in this Article VIII.

16.3. SECTION BOOKS OF ACCOUNT; STATEMENTS. The Collateral Trustee shall maintain books of account on a cash basis and record therein all deposits into and transfers to and from the Accounts and all investment transactions effected by the Collateral Trustee pursuant to Section 8.26 and any such recordation shall constitute PRIMA FACIE evidence of the information recorded.

16.4. SECTION LOCATION OF THE ACCOUNTS. The Accounts shall be maintained by the Collateral Trustee with Bermuda Commercial Bank Limited at its principal office located at 44 Church Street, Hamilton HM 12, Bermuda, and shall not, without the prior written consent of the Administrative Agent, be moved to any different location.

16.5. SECTION RECEIPT BY THE BORROWER. The Borrower agrees that if any payments or other amounts are received directly by it, it shall deliver such amounts in the exact form received (but with the Borrower's endorsement if necessary) to the Collateral Trustee for deposit into the applicable Account not later than the first Business Day after the Borrower's receipt. Until so deposited, all such amounts shall be held in trust by the Borrower for the Collateral Trustee and the other Secured Parties as additional collateral security for the Obligations and such amounts shall not be commingled with any other funds or property of the Borrower.

16.6. SECTION REVENUE ACCOUNT.

(i) MONTHLY PAYMENT OF OPERATING EXPENSES AND CAPITAL EXPENDITURES; DAILY PAYMENT OF DEBT SERVICE. On or before the fifth Business Day prior to the end of each month (or if any such day is not a Business Day, the next succeeding Business Day of that month or, if there is no such succeeding Business Day, the immediately preceding Business Day), the Borrower shall deliver to the Collateral Trustee and the Administrative Agent an Expense Certificate requesting distributions to pay Operating Expenses (other than repair maintenance expenses and restoration expenses reimbursable by third parties) and capital expenditures from the Revenue Account, the amounts of which distributions shall, unless consented to in writing by the Majority Lenders, conform to the then current Operating Budget of the Borrower and distributions to pay income taxes from the Revenue Account. On the 30th day of each month or if any such day is not a Business Day, the next succeeding Business Day of that month or, if there is no such succeeding Business Day, the immediately preceding Business Day (each such date, an "OPERATING EXPENSE TRANSFER DATE"), the Collateral Trustee shall distribute, from the cash available in the Revenue Account, FIRST, with respect to any Project Revenues which have been received and are subject to potential rebate, value-added taxes or other return, that portion of such Project Revenues directly to the Rebate Account and SECOND, (A) to the Borrower for the benefit of the Persons entitled thereto, all other Operating Expenses and capital expenditures permitted under this Agreement or income taxes of the Borrower then due and owing in Item 2 of such Expense Certificate, and (B) to the Current Account, the amounts identified as Operating Expenses and capital expenditures or income taxes of the Borrower expected to be due and owing prior to the next Operating Expense Transfer Date in Item 4 of such Expense Certificate.

(ii) The Borrower shall be permitted to deliver a certificate to the Collateral Trustee and the Administrative Agent on any other day of the month setting forth the fees, interest and other obligations due and owing under this Agreement or any other Financing Document and the Collateral Trustee shall distribute from the cash available in the Revenue Account the amount of such fees, interest or other obligations directly to the Administrative Agent, for the benefit of the persons entitled thereto.

(iii) Within 15 days after the end of each Operating Year after 1999 of the Borrower, and so long as no Designated Event shall have occurred and be continuing, the Borrower shall be permitted to deliver a certificate to the Collateral Trustee and the Administrative Agent (which shall be countersigned by the Administrative Agent) setting forth the aggregate amount of capital expenditures spent by the Borrower in such Operating Year from the $6,000,000 allocation (excluding Construction Funds and S&J Funds) for capital expenditures in the Operating Budget for such year and to request the Collateral Trustee to distribute from cash available in the Revenue Account to the Capital Expenditure Account an amount (the "REQUESTED AMOUNT") not in excess of the difference, if positive, between the Capital Expenditure Maximum Balance and such aggregate amount of capital expenditures. Upon the receipt of such certificate, the Collateral Trustee shall distribute from the cash available in the Revenue Account the requested amount to the Capital Expenditure Account.

(b) QUARTERLY TRANSFERS. On each Quarterly Transfer Date, the Collateral Trustee shall distribute from the cash available in the Revenue Account (after making any distributions required by paragraph (a) above) the following amounts in the following order of priority:

            FIRST, (i) to the Administrative Agent, for the account of (A) the Term Lenders, the amount, if any, equal to the scheduled principal payments with respect to the Term Loans set forth in SCHEDULE 2.7(B) and all accrued and unpaid interest thereon which the Administrative Agent certifies to the Borrower and the Collateral Trustee to be due and payable on such date and (B) the Revolving Credit Lenders, the amount, if any, equal to the principal with respect to the Revolving Credit Loans and all accrued and unpaid interest thereon which the Administrative Agent certifies to the Borrower and the Collateral Trustee to be due and payable on such date, PRO RATA and (ii) if such Quarterly Transfer Date is in January or July, to the Senior Unsecured Note Trustee, the amount, if any, equal to the accrued and unpaid interest on the Senior Unsecured Notes which the Borrower certifies to the Collateral Trustee to be due and payable on such date (or, if such Quarterly Transfer Date is not a Senior Unsecured Note Interest Payment Date, the amount, if any, equal to the accrued and unpaid interest on the Senior Unsecured Notes which the Borrower certifies to the Collateral Trustee to be due and payable on the immediately succeeding Senior Unsecured Note Interest Payment Date); PROVIDED, HOWEVER, that in the event that the cash available in the Revenue Account is insufficient to make all payments required under clauses (i) and (ii), the payments required to be made under clause (i) shall be paid first;

            SECOND, to the Administrative Agent, to be applied to the prepayment of all of the unpaid principal of the Revolving Credit Loans;

            THIRD, (i) at the request of the Borrower, to the Operating Reserve Account, the amount so requested so long as the balance therein (after giving effect to the requested transfer) will not exceed the Operating Reserve Maximum Balance;

            FOURTH, to the Debt Reserve Account, an amount sufficient to cause the amounts on deposit therein to equal the Debt Reserve Maximum Balance as of such date (as set forth in the certificate of the Borrower delivered pursuant to Section 5.2(c) or, if the Borrower shall not have delivered such a certificate to the Collateral Trustee and the Administrative Agent, as set forth by the Administrative Agent);

            FIFTH, unless there is a Designated Event, at the request of the Borrower, to the Repair and Restoration Account, the amount so requested; PROVIDED, that the amounts on deposit therein shall not exceed the R&R Reserve Maximum Balance, except from time to time as provided in 8.2(e);

            SIXTH, unless there is a Designated Event, to the Upgrade Reserve Account, at the request of the Borrower, the amount so requested, so long as the balance therein will not exceed the Upgrade Reserve Maximum Balance;

            SEVENTH, to the Administrative Agent, for the account of the Term Lenders, an amount equal to 50% of the remaining cash available in the Revenue Account (which amount shall be increased to 100% of the remaining cash available in the Revenue Account during the continuance of a Designated Event), to be applied to the prepayment of the Term Loans (and, after the payment in full of the Term Loans, to be applied to the cash collateralization of the Revolving Credit Commitments, on terms and pursuant to documentation reasonably satisfactory to the Administrative Agent);

            EIGHTH, at the request of the Borrower, to the Network Expansion Reserve Account, the amount so requested;

            NINTH, to the Administrative Agent, for the account of the Term Lenders, an amount to prepay the Term Loans, to the full extent thereof, in direct order of maturity and in accordance with SCHEDULE 8.8(B), to the extent such amounts are available; and

            TENTH, so long as no Default or Event of Default shall have occurred and be continuing, the remainder, if any, to be applied to such purposes (including the making of equity dividends or distribution to the Excess Revenue Account) as the Borrower may direct and which do not violate the terms of this Agreement and the other Financing Documents.

16.7. SECTION DEBT RESERVE ACCOUNT. If, as of any date on which the payment of interest on or principal of the Loans and the Senior Unsecured Notes becomes due and payable as certified by the Borrower to the Collateral Trustee and the Administrative Agent, the cash available in the Revenue Account and the Excess Revenue Account is insufficient to make such payment obligations on such date in accordance with Sections 8.8 and 8.19 (and, if required, Section 8.12), the Collateral Trustee shall transfer FIRST, to the Administrative Agent, for the benefit of the Lenders and SECOND, to the Senior Unsecured Note Trustee, for the benefit of the holders of the Senior Unsecured Notes, their respective amounts to the extent cash is available in the Debt Reserve Account to remedy any such insufficiency.

16.8. SECTION OPERATING RESERVE ACCOUNT. If, as of any Operating Expense Transfer Date, the cash available in the Revenue Account and the Excess Revenue Account is less than the Operating Expenses set forth in the Expense Certificate (or other certificate) setting forth such Operating Expenses to be paid on such date, the Collateral Trustee shall transfer to the Person(s) entitled thereto in accordance with Section 8.8(a) (to the extent cash is available in the Operating Reserve Account) the amount of any deficiency in the payment of the Operating Expenses set forth in such certificate.

16.9. SECTION CURRENT ACCOUNT. The Collateral Trustee shall pay, from and to the extent of cash available in the Current Account and as set forth in a certificate of the Borrower delivered to the Collateral Trustee and the Administrative Agent to the Borrower for the benefit of the Persons entitled thereto, all such Operating Expenses previously identified in Item 4 of the most recently delivered Expense Certificate which are then due and owing.

16.10. SECTION REPAIR AND RESTORATION RESERVE ACCOUNT. Upon the delivery by the Borrower to the Collateral Trustee and the Administrative Agent of a certificate of amounts due and payable in respect of a repair operation or restoration which the Borrower may recover from PTTs pursuant to paragraph 11.2 of the C&MA or pursuant to comparable arrangements, the Collateral Trustee shall distribute, from the cash available in the Repair and Restoration Reserve Account to the Borrower for the benefit of the Persons entitled thereto, all amounts then due and owing identified in such certificate.

16.11. SECTION UPGRADE RESERVE ACCOUNT. Amounts on deposit in the Upgrade Reserve Account shall be paid over to or upon the order of the Borrower to pay costs with respect to Permitted Upgrades, upon the receipt by the Collateral Trustee of a certificate of the Borrower, countersigned by the Administrative Agent, stating the specific amount requested to be paid over to or upon the order of the Borrower to pay such costs actually incurred and setting forth a brief description of the costs to be paid. If, at any time, amounts that were deposited into the Upgrade Reserve Account are no longer necessary to pay costs in respect of which such funds were deposited, as certified by a Responsible Officer of the Borrower to the reasonable satisfaction of the Administrative Agent, the Collateral Trustee shall apply such amounts in the manner set forth at item SEVENTH in Section 8.8(b). Upon the occurrence and during the continuance of a Default or an Event of Default, funds in the Upgrade Reserve Account may be utilized to pay interest on and principal of the Loans.

(a) SECTION CAPITAL EXPENDITURE ACCOUNT. Upon the delivery by the Borrower of a certificate to the Collateral Trustee and the Administrative Agent of any amount due and payable in respect of capital expenditures which are permitted by the terms of this Agreement to be paid from cash available in the Capital Expenditure Account, the Collateral Trustee shall distribute, from the cash available in the Capital Expenditure Account, to the Borrower for the benefit of the Persons entitled thereto, all other amounts then due and owing identified in such certificate.

(b) The Borrower may make capital expenditures using S&J Funds with respect to the addition of Saudi Arabia and Jordan as Landing Countries. Within 60 days after the completion or abandonment of all transactions involved in the addition of Saudi Arabia and Jordan as Landing Countries, the Borrower shall deliver to the Administrative Agent and the Collateral Trustee a certificate setting forth the actual aggregate capital expenditures incurred in connection therewith, and the amount, if any (the "S&J SAVINGS AMOUNT"), by which the S&J Funds are in excess of such actual capital expenditures. The Collateral Trustee shall distribute, on the next Quarterly Transfer Date, from funds available in the Capital Expenditure Account, the S&J Savings Amount, if any, to the Excess Cash Flow Account; PROVIDED, HOWEVER, that in no event shall the amount so transferred exceed (i) $5,000,000 LESS (ii) the amount of any Construction Savings Amount previously transferred to the Excess Cash Flow Account. The Collateral Trustee shall distribute the amount of any remaining S&J Savings Amount to the Administrative Agent for the prepayment of principal of the Loans (with accrued interest thereon) pro rata across all remaining scheduled installments.

(c) The Borrower may make capital expenditures using Construction Funds with respect to the payment of outstanding costs under the Construction Contract. Within 60 days after the completion or termination of all obligations under the Construction Contract, the Borrower shall deliver to the Administrative Agent and the Collateral Trustee a certificate setting forth the actual aggregate capital expenditures incurred in connection therewith, and the amount, if any (the "CONSTRUCTION SAVINGS AMOUNT"), by which the Construction Funds are in excess of such actual capital expenditures. The Collateral Trustee shall distribute, on the next Quarterly Transfer Date, from funds available in the Capital Expenditure Account, the Construction Savings Amount, if any, to the Excess Cash Flow Account; PROVIDED, HOWEVER, that in no event shall the amount so transferred exceed (i) $5,000,000 LESS (ii) the amount of any S&J Savings Amount previously transferred to the Excess Cash Flow Account. The Collateral Trustee shall distribute the amount of any remaining Construction Savings Amount to the Administrative Agent for the prepayment of principal of the Loans (with accrued interest thereon) pro rata across all remaining scheduled installments.

(d) SECTION REBATE ACCOUNT. Upon the delivery by the Borrower of a certificate to the Collateral Trustee and the Administrative Agent that amounts previously distributed into the Rebate Account in respect of a potential rebate are now due and payable, the Collateral Trustee shall distribute, from the cash available in the Rebate Account, to the Borrower for the benefit of the Persons entitled thereto, all other amounts then due and owing identified in such certificate.

(e) Upon the delivery by the Borrower of a certificate to the Collateral Trustee and the Administrative Agent that amounts previously distributed into the Rebate Account in respect of a potential rebate cease to be subject to such rebate, the Collateral Trustee shall distribute, from the cash available in the Rebate Account, such amounts to the Revenue Account.

(f) SECTION INSURANCE PROCEEDS ACCOUNT. All cash, cash equivalents, instruments, investments and securities at any time on deposit in the Insurance Proceeds Account, including all interest or other income earned with respect thereto, are herein called the "CASUALTY PROCEEDS DEPOSITS".

(g) The Casualty Proceeds Deposits shall be accumulated in the Insurance Proceeds Account and held therein until paid to or upon the order of the Borrower as provided in paragraph (c) of this Section, or paid to the Administrative Agent as provided in paragraph (d) of this Section, or returned to the Borrower as provided in Section 8.31.

(h) Subject to the provisions of paragraph (d) of this Section, Casualty Proceeds Deposits shall be paid over to or upon the order of the Borrower to reimburse it for, or to pay, the cost of repairing, rebuilding or otherwise replacing the damaged or destroyed or lost or condemned property in respect of which such moneys were received, upon the receipt by the Collateral Trustee and the Administrative Agent of a certificate of the Borrower (A) setting forth in reasonable detail the work done or proposed to be done and materials purchased or to be purchased by way of the renewal, repair, rebuilding or other replacement of the damaged or destroyed or lost or condemned property and (B) stating the specific amount requested to be paid over to or upon the order of the Borrower (or such other Person) or that such amount is requested to reimburse the Borrower, as the case may be, for, or to pay, costs actually incurred to repair, rebuild or replace property and that such amount, together with amounts remaining in the Insurance Proceeds Account for such purpose and other funds of the Borrower available for such purpose, are sufficient to pay in full the costs of such renewal, repair, rebuilding or other replacement. In the event that any amounts remain in the Insurance Proceeds Account after application thereof in accordance with this paragraph, the Collateral Trustee shall transfer such Casualty Proceeds Deposits to the Administrative Agent to be applied to the payment of the Obligations in accordance with Sections 2.9(c) and 2.9(h).

(i) If the Borrower or the Administrative Agent shall at any time notify the Collateral Trustee that an Event of Loss has occurred, then, unless the FLAG System is being repaired in accordance with Section 5.19(b), the Collateral Trustee shall, on the third Business Day following the date on which the Casualty Proceeds with respect to such Event of Loss are deposited to the Insurance Proceeds Account, withdraw the Casualty Proceeds Deposits from the Insurance Proceeds Account and deliver the same to the Administrative Agent to be applied to the payment of the Obligations in accordance with Section 2.9(c). If the FLAG System is being repaired in accordance with Section 5.19(b), the provisions of paragraph (c) above shall apply.

16.12. SECTION SPECIAL PAYMENT ACCOUNT. All deposits in the Special Payment Account shall, except to the extent otherwise provided pursuant to Sections 2.9(e) and 5.19(b), be applied by the Collateral Trustee to the Administrative Agent for the prepayment of principal of the Loans, together with accrued interest thereon (and, thereafter, to the cash collateralization of the Revolving Credit Commitments on terms and pursuant to documentation reasonably satisfactory to the Administrative Agent). All other Special Payments shall be transferred to the Revenue Account to be applied in accordance with Section 8.8.

16.13. SECTION SALES AND ISSUANCES PROCEEDS ACCOUNT. Amounts on deposit in the Sales and Issuances Proceeds Account shall be applied as follows:

      (a) if such amounts are Net Cash Proceeds of any new issuance after the Effective Date of Capital Stock of the Borrower, 50% to the Administrative Agent for the prepayment of the Loans in accordance with Section 2.9(b)(i) and, so long as no Default or Event of Default shall have occurred and be continuing, 50% to the Borrower, to be used in such manner (including equity dividends or distribution to the Excess Revenue Account) as the Borrower shall determine in accordance with the terms of this Agreement;

      (b) if such amounts are Net Cash Proceeds of an incurrence of Indebtedness after the Effective Date by the Borrower in accordance with clause (h) of
      Section 6.1 or by any Subsidiary of the Borrower, 100% to the Administrative Agent for the prepayment of the Loans in accordance with
      Section 2.9 (b)(ii);

      (c) if such amounts are Net Cash Proceeds in respect of any sale, transfer or other disposition of any asset of the Borrower or any Subsidiary thereof (other than sales, transfers or dispositions of Capacity described in clause (a) of Section 6.4), (i) an amount equal to the portion thereof being held to be used to replace such asset disposed of with a similar asset of at least substantially the same value, utility and useful life (which shall be specified in a certificate of the Borrower delivered to the Collateral Trustee and the Administrative Agent when such Net Cash proceeds are deposited) shall be held and applied to the payment of the relevant expenses upon receipt by the Collateral Trustee and the Administrative Agent of a certificate of the Borrower specifying the Person(s) to whom such expenses are due and owing, and (ii) if such Net Cash Proceeds are not expended in accordance with clause (i) above within 180 days of their receipt into the Sales and Issuances Proceeds Account, such Net Cash Proceeds shall be applied to the prepayment of the Loans in accordance with Sections 2.9(b)(iii); and

      (d) if such amounts are Net Cash Proceeds of a Permitted Sale Leaseback Transaction, such amount shall be distributed to the Administrative Agent to be applied to the prepayment of the Loans in accordance with Sections 2.9(d).

      (e) SECTION EXCESS REVENUE ACCOUNT. If, as of any Operating Expense Transfer Date, the cash available in the Revenue Account is less than the Operating Expenses set forth in the Expense Certificate (or other certificate) setting forth such Operating Expenses due on such date, the Collateral Trustee shall transfer to the Person(s) entitled thereto in accordance with Section 8.8(a) (to the extent cash is available in the Excess Revenue Account) the amount of any deficiency in the payment of the Operating Expenses set forth in such certificate.

      (f) If, as of any date on which the payment of interest on or principal of the Loans and the Senior Unsecured Notes becomes due and payable as certified by the Borrower to the Collateral Trustee and the Administrative Agent, the cash available in the Revenue Account is insufficient to make such payment obligations on such date in accordance with Section 8.8, the Collateral Trustee shall transfer FIRST, to the Administrative Agent, for the benefit of the Lenders and SECOND, to the Senior Unsecured Note Trustee, for the benefit of the holders of the Unsecured Notes, their respective amounts to the extent cash is available in the Excess Revenue Account to remedy any such insufficiency.

      (g) Within 45 days after the end of each Operating Year of the Borrower, the Borrower shall be permitted to request the Collateral Trustee to distribute any or all amounts available in the Excess Revenue Account to the Excess Cash Flow Account. Upon such request, the Collateral Trustee shall distribute such amount from the cash available in the Excess Revenue Account to the Excess Cash Flow Account.

16.14. SECTION NETWORK EXPANSION RESERVE ACCOUNT. Amounts on deposit in the Network Expansion Reserve Account shall be paid over to or upon the order of the Borrower to pay costs with respect to physical additions, improvements, upgrades or enhancements extending or expanding the Project or improving operational performance or increasing efficiency or restoration capability (for use in restoration of the FLAG System or for use in providing restoration services to third parties) of the Project, upon the receipt by the Administrative Agent (with a copy to the Collateral Trustee) of a certificate of the Borrower stating the specific amount requested to be paid over to or upon the order of the Borrower to pay such costs incurred and setting forth a brief description of the costs to be paid.

16.15. SECTION PERMITTED SOURCES ACCOUNT. Amounts on deposit in the Permitted Sources Account shall be paid over to or upon the order of the Borrower to pay costs in respect of which such Permitted Sources were deposited, upon the receipt by the Collateral Trustee and the Administrative Agent of a certificate of the Borrower stating the specific amount requested to be paid over to or upon the order of the Borrower (or such other Person) to pay such costs actually incurred and setting forth a brief description of the costs to be paid. If, at any time, amounts that were deposited into the Permitted Sources Account are no longer necessary to pay costs in respect of which such funds were deposited, as certified by a Responsible Officer of the Borrower to the Collateral Trustee (and countersigned by the Administrative Agent), the Collateral Trustee shall transfer such amounts from amounts on deposit in the Permitted Sources Account to the Excess Cash Flow Account.

(a) SECTION DELIVERY OF OFFICER'S CERTIFICATES; TIMING OF PAYMENTS. Each certificate to be delivered by the Borrower under this Article shall be issued by a Responsible Officer of the Borrower and shall be delivered (unless otherwise specified) not later than 12:00 noon, New York City time, on the Business Day immediately prior to the day on which the Collateral Trustee is required to make transfers hereunder. Any certificate of a Responsible Officer of the Borrower delivered later than the time specified herein shall nevertheless be considered valid and shall be honored by the Collateral Trustee on or as promptly after the date otherwise specified herein for payment as is practicable, subject to the availability of cash in the applicable Account.

(b) Subject to (i) the timely receipt of a certificate of a Responsible Officer of the Borrower as set forth in paragraph (a) above, (ii) the availability of cash in the applicable Account, (iii) other circumstances beyond the control of the Collateral Trustee and (iv) if sought by the Collateral Trustee due to a perceived inconsistency between the Borrower's instructions and the terms of this Agreement, the receipt from the Administrative Agent of Proper Instructions confirming the requested payment, the Collateral Trustee shall make any payment hereunder required (except for transfers between Accounts) by means of wire transfer of immediately available funds, to the address of the payee(s) set forth in the applicable certificate, to be received prior to 2:00 p.m., New York City time, on the date specified herein for such payment.

16.16. SECTION RELEASE OF EXCESS AMOUNTS. If, as of any Quarterly Transfer Date,
(a)(i) an amount is on deposit in the Debt Reserve Account in excess of the Debt Reserve Maximum Balance, (ii) an amount is on deposit in the Operating Reserve Account or the Repair and Restoration Reserve Account in excess of the Operating Reserve Maximum Balance or the R&R Reserve Maximum Balance or (iii) an amount is on deposit in the Upgrade Reserve Account in excess of the Upgrade Reserve Maximum Balance, as applicable, in each case whether as the result of the actual realization of income or gain on the amounts on deposit in such Account or otherwise and (b) no Event of Default or Designated Event has occurred and is continuing, then the Collateral Trustee shall, upon the instruction of the Borrower, distribute any such excess amounts to the Revenue Account; PROVIDED, HOWEVER that any amount in excess of the R&R Reserve Maximum Balance shall be distributed in accordance with Section 8.2(e).

16.17. SECTION EVENT OF DEFAULT. Subject only to the provisions of Section 2.9 of this Agreement and any other provision contained in this Agreement to the contrary notwithstanding, (a) if the Collateral Trustee shall have received notice from the Administrative Agent that a Default shall have occurred and be continuing, distributions from the Accounts shall be made only with the consent of the Majority Lenders and (b) if the Collateral Trustee shall have received notice from any Secured Party that an Event of Default shall have occurred and be continuing and the Loans have been accelerated in accordance with Article VII, the Collateral Trustee shall upon the request of the Majority Lenders then apply any proceeds in any Account in the following order of priorities:

            FIRST, to the payment of all expenses, liabilities and advances incurred or made by the Collateral Trustee or any other Secured Party in connection with the collection of any such amounts or the liquidation of any Permitted Investments and of all unpaid fees owing to the Collateral Trustee or the Administrative Agent;

            SECOND, to the Administrative Agent, to be applied to the payment of all accrued but unpaid interest (whether or not due) on the Loans;

            THIRD, to the Administrative Agent, to be applied to the payment of all of the unpaid principal (whether or not due) of the Loans;

            FOURTH, to the Administrative Agent, to be applied to the payment of all other Obligations (whether or not due); and

            FIFTH, to the Borrower, or such other Person as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

16.18. SECTION INVESTMENT. Any cash held by the Collateral Trustee in any Account shall be invested by the Collateral Trustee from time to time as directed in writing by the Borrower (or, upon the receipt of notice by the Collateral Trustee from the Administrative Agent that an Event of Default has occurred and is continuing, by the Administrative Agent in its sole discretion) in Permitted Investments. Any income or gain realized as a result of any such investment shall be held as part of the applicable Account and reinvested as provided herein. If any income tax is payable on account of any such income or gain, it shall be paid by the Borrower or its Affiliates. Any such investment may be sold by the Collateral Trustee whenever necessary to make any distribution required by this Agreement. The Collateral Trustee shall have no liability for any loss resulting from any such investment or sale thereof other than by reason of its willful misconduct or gross negligence. The Collateral Trustee will promptly notify the Borrower and the Administrative Agent of any loss resulting from any such investment or sale. All Permitted Investments shall constitute Collateral in accordance with the terms of the Security Documents. All Permitted Investments shall be under the control of the Collateral Trustee and shall be held in such a manner that the Collateral Trustee has a valid perfected first priority security interest therein. The Borrower may not invest in any Permitted Investment unless the Collateral Trustee is satisfied that it will have a valid perfected first priority security interest therein.

16.19. SECTION STATEMENTS OF ACCOUNTS. Not later than five Business Days following the end of each calendar month, and from time to time upon written request of the Administrative Agent or the Borrower, the Collateral Trustee shall provide to the Borrower and the Administrative Agent a statement of amounts on deposit in each Account and Permitted Investments as of the end of the prior month, (b) a statement of all transfers into and withdrawals from each Account during the prior month and (c) a statement of purchases and sales of Permitted Investments, and the receipt, application or existence of any income, dividends or capital gains with respect thereto, during the prior month.

16.20. SECTION VALUE. Cash and Permitted Investments on deposit from time to time in the Accounts shall be valued by the Collateral Trustee as follows:

      (a) cash shall be valued at the face amount thereof; and

      (b) Permitted Investments shall be valued at the lesser of the face amount and the purchase price.

16.21. SECTION OTHER DETERMINATIONS. The Borrower, the Administrative Agent and the Collateral Trustee may establish procedures not materially inconsistent with this Agreement pursuant to which the Collateral Trustee may conclusively determine, for purposes of this Agreement, the amounts from time to time to be distributed or paid by the Collateral Trustee from cash available in the Accounts or pursuant to which the Collateral Trustee and the Borrower may provide for reasonable operating and administrative flexibility.

16.22. SECTION SALES OF PERMITTED INVESTMENTS. The Collateral Trustee will use its reasonable commercial efforts to sell Permitted Investments so that actual cash is available, on each date on which a distribution is to be made pursuant to this Agreement, for the Collateral Trustee to make such distribution in cash on such date. The amount of any check or other instrument which may be deposited in any Account shall not be treated as cash available until the final collection thereof.

16.23. SECTION AVAILABLE CASH. In determining the amount of available cash in any Account at any time, in addition to any cash then on deposit in such Account, the Collateral Trustee shall treat as available cash the amount which the Collateral Trustee would have received on such day if the Collateral Trustee had liquidated all the Permitted Investments (at then prevailing market prices) then on deposit in such Account.

16.24. SECTION TERMINATION. Upon termination of this Agreement and the payment in full of all Obligations, the Administrative Agent shall deliver instructions to the Collateral Trustee terminating the trust relationship between the Collateral Trustee and the other Secured Parties, whereupon all rights to the Collateral shall revert to the Person legally entitled thereto, and the Collateral Trustee shall transfer any remaining amounts, together with any interest thereon, on deposit in the Accounts to the Borrower or as the Borrower may direct.


17                             ARTICLE

18                     THE ADMINISTRATIVE AGENT

      Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof and by the other Financing Documents, together with such actions and powers as are reasonably incidental thereto.

      The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or other Affiliate thereof as if it were not the Administrative Agent hereunder.

      The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing by the Majority Lenders and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Majority Lenders or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Financing Document, (ii) the contents of any certificate, report or other document delivered hereunder, under any other Financing Document or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Financing Document, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Financing Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein or in any other Financing Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

      The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

      The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

      Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Majority Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and in consultation with the Borrower, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and
Section 11.3 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

      The Lenders agree to indemnify the Administrative Agent and each Related Party of the Administrative Agent (to the extent not reimbursed by the Borrower), ratably according to the respective principal amounts of the Loans owing to them and Commitments issued by them, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgements, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Administrative Agent or such Related Party in any way relating to or arising out of this Agreement or any other Financing Document or any action taken or omitted by the Administrative Agent or such Related Party under this Agreement or any other Financing Document, PROVIDED that no Lender shall be liable to the Administrative Agent or such Related Party for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgements, suits, costs, expenses or disbursements resulting from the Administrative Agent's or such Related Party's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent and each Related Party of the Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent or such Related Party in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Administrative Agent or such Related Party is not reimbursed for such expenses by the Borrower.

      Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, the Collateral Trustee or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Collateral Trustee or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.


19                             ARTICLE

20                      THE COLLATERAL TRUSTEE

20.1. SECTION APPOINTMENT OF COLLATERAL TRUSTEE. Each of the Lenders and the other Secured Parties hereby appoints the Collateral Trustee, as collateral trustee, security agent and representative hereunder and under the other Financing Documents (together with its permitted successors and assigns) and authorizes the Collateral Trustee to act as such hereunder and under the other Financing Documents by and on behalf of each Secured Party. The Collateral Trustee accepts the trusts created hereunder and under the Security Documents and agrees to act as agent and fiduciary for the Secured Parties and their respective successors and assigns upon the express conditions contained in this Agreement and in the other Financing Documents to the extent provided herein. In performing its functions and duties under this Agreement and the other Financing Documents to which it is a party, the Collateral Trustee shall act solely as an agent of the Secured Parties to the extent, but only to the extent, provided in this Agreement and the other Financing Documents to which it is a party. The Collateral Trustee does not assume, and shall not be deemed to have assumed, hereby or thereby, any obligation towards, or relationship of agency, fiduciary or trust with or for any other Person, including the Borrower or any Subsidiary or FLAG Telecom. Further, the Collateral Trustee shall be released by the Secured Parties from any and all of such trusts and its responsibilities and obligations whatsoever owed to the Secured Parties under this Agreement or any other Financing Document with effect upon the termination of this Agreement and payment in full of all Obligations.

(a) SECTION ACTIONS ETC. UNDER FINANCING DOCUMENTS. The Collateral Trustee shall not be required to exercise any power, discretion or authority or take any action or actions under this Agreement or any other Financing Document or with respect to the sale or disposition of the Collateral unless and until it shall have received Proper Instructions as to how to exercise any power, discretion or authority or how to take such action or actions from the Majority Lenders (or the Administrative Agent where specified in accordance with any Financing Document) (individually the "PROPER PARTY" or collectively the "PROPER PARTIES"); PROVIDED that the Collateral Trustee shall (i) be permitted (but not required) to verify the composition of the Majority Lenders with the Administrative Agent and shall not be required to take any action or actions until it receives such verification; (ii) not be obligated to follow any Proper Instructions given by the relevant Proper Party unless the Collateral Trustee shall have received adequate security or indemnity as provided in paragraph (j) of this Section; (iii) not, under any circumstances (other than its own gross negligence or willful misconduct in carrying out such Proper Instructions, as finally determined by a court of competent jurisdiction), be liable to any Secured Party or any other Person (including the Borrower or any Subsidiary or FLAG Telecom) for following the Proper Instructions of the relevant Proper Party.

(b) Any party giving Proper Instructions shall be entitled to withdraw or modify such Proper Instructions by delivering written notice of such withdrawal or modification by way of revised Proper Instructions to the Collateral Trustee prior to the time when the Collateral Trustee exercises any discretion or authority or takes any action pursuant to the initial Proper Instructions.

(c) Each Secured Party has irrevocably authorized and directed the Collateral Trustee to execute and deliver this Agreement and hereby irrevocably authorizes and directs the Collateral Trustee to execute and deliver the other Financing Documents to which it is a party.

(d) Each Secured Party irrevocably authorizes the Collateral Trustee to exercise any power, discretion or authority and/or to take such action on the Secured Parties' behalf and to exercise such powers as are specifically delegated to or conferred upon the Collateral Trustee by the terms of this Agreement, the Security Documents and any of the other Financing Documents, together with such powers as the Collateral Trustee believes in good faith are reasonably incidental thereto, and acknowledges that the Collateral Trustee is authorized to disburse amounts in the Accounts in accordance with the Borrower's certificates given in accordance with the terms of this Agreement without verifying whether the specified amounts are correctly stated therein.

(e) The Collateral Trustee shall have only those duties, obligations and responsibilities that are expressly specified in this Agreement, the Security Documents and any of the other Financing Documents to which it is a party, and shall not have any implied duties, obligations or responsibilities.

(f) The Collateral Trustee may perform or carry out its duties, obligations and responsibilities by or through its directors, officers, employees or agents. Any agent of the Collateral Trustee shall be entitled to be paid its reasonable professional and other charges for business transacted and acts done by him or any partner or employee of his in connection with this Agreement or any of the other Financing Documents, as the case may be.

(g) The Collateral Trustee may, with the prior consent of the Administrative Agent, which consent shall not be unreasonably withheld, delegate in any manner to any Person any of the rights and powers vested in this Agreement, the Security Documents and any of the other Financing Documents to which it is a party, upon such terms and conditions (including the power to sub-delegate) as the Collateral Trustee may think fit; PROVIDED that no such prior consent shall be required in the case of Bermuda Commercial Bank Limited.

(h) The Collateral Trustee may, with the prior consent of the Administrative Agent, which consent shall not be unreasonably withheld, place any and all title deeds and other documents certifying, representing or constituting the title to any of the Collateral in its possession in any safe deposit, safe or receptacle selected by the Collateral Trustee or with any banker or banking company or company whose business includes undertaking the safe custody of documents. The Collateral Trustee shall not be responsible for any loss incurred in connection with any such deposit except for any loss arising out of its own gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction; PROVIDED that no such prior consent shall be required in the case of Bermuda Commercial Bank Limited.

(i) All moneys received or held by the Collateral Trustee shall be received, held, disbursed and invested in accordance with the terms of Article VIII, and, without prejudice to the generality of the foregoing, the Collateral Trustee may establish accounts in the name or under the control of the Collateral Trustee at such bank or institution as the Collateral Trustee may think fit. The Collateral Trustee may at any time vary, exchange, transfer or transpose any investments made by it pursuant to Article VIII for or into other investments in accordance with the terms thereof and shall not be responsible for any loss occasioned thereby, whether by depreciation in value or otherwise. Any such investment may, at the discretion of the Collateral Trustee, be made or retained in the names of nominees.

(j) The Collateral Trustee shall be fully entitled and justified in taking or refusing to exercise any power, discretion or authority or take any action under this Agreement or any other Financing Document, unless it shall have received adequate security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities (including, without limitation, payment in advance of all reasonable estimated advances and out-of-pocket expenses) which, in the determination of the Collateral Trustee, may be incurred, suffered or sustained by it (including legal and other professional fees) in connection therewith or if taking such action (x) would subject the Collateral Trustee to a tax in any jurisdiction where it is not then subject to a tax (unless it is fully indemnified for such tax), (y) would require the Collateral Trustee to qualify to do business in any jurisdiction where it is not then so qualified, unless the Collateral Trustee receives security or indemnity reasonably satisfactory to it (including, without limitation, payment in advance of all reasonable estimated advances and out-of-pocket expenses) against such tax (or equivalent liability) or any liability resulting from such qualification, in each case as results from the taking of such action under this Agreement or any other Financing Document to which it is a party, or (z) would subject the Collateral Trustee to in personam jurisdiction in any location where it is not then so subject. If any security or indemnity furnished to the Collateral Trustee for any purpose shall, in the reasonable opinion of the Collateral Trustee, be insufficient or become impaired, then the Collateral Trustee shall be entitled to require such additional security or indemnity and to cease, or not commence, to exercise any discretion or authority or to take any action under this Agreement or any other Financing Document, as the case may be, until such time as such additional security or indemnity is furnished.

(k) Each of the Lenders and the Administrative Agent hereby undertakes to give Proper Instructions to the Collateral Trustee in a timely manner, so as to enable the Collateral Trustee to exercise any power, discretion or authority or take any action within the time periods provided in any of the Financing Documents and in the event of failure by any such Person to do so, the Collateral Trustee shall not be responsible for any loss occasioned thereby.

(l) The Collateral Trustee shall exercise those rights and powers vested in it by this Agreement and the other Financing Documents to which it is a party using the same degree and care and skill in their exercise as a reasonably prudent Person would exercise or use under the circumstances in the conduct of its own affairs.

(m) SECTION EXCULPATORY PROVISIONS. The Collateral Trustee shall not be responsible to any Person in any manner whatsoever for the execution, effectiveness, genuineness, validity, perfection, ranking, enforceability, collectibility, value, admissibility or sufficiency of the Collateral, the Obligations, the Security Documents, or any of the Financing Documents, or the adequacy or correctness of any recitals, statements, information, representations or warranties in this Agreement, or any other Financing Document to which it is a party (other than any statements, representations or warranties expressly made by the Collateral Trustee) or written or oral statement or in any financial or other documents, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by or on behalf of the Borrower to the Collateral Trustee or any Secured Party.

(n) The Collateral Trustee shall not be responsible for insuring the Collateral or for the payment of Taxes, charges or assessments or discharging of Liens upon the

Collateral or otherwise as to the maintenance or care of the Collateral, except that if the Collateral Trustee takes possession of any Collateral, the Collateral Trustee shall use reasonable care in the physical preservation of the Collateral in its possession.

(o) The Collateral Trustee shall not be required to ascertain or inquire (i) as to the performance or observance by the Borrower or any Subsidiary or FLAG Telecom or any of their respective successors and assigns of any of the terms, conditions, provisions, covenants or agreements contained in any Financing Document, or (ii) as to the existence or possible existence of any Default or Event of Default (howsoever described) or the occurrence of any other event under any Financing Document or Transaction Document, or whether it is still continuing.

(p) Whenever it is necessary, or in the opinion of the Collateral Trustee advisable, for the Collateral Trustee to ascertain the amount of the outstanding Commitments or Obligations, the Collateral Trustee may rely on Proper Instructions of the Administrative Agent containing such information.

(q) Notwithstanding any other provision of this Agreement, the Collateral Trustee shall not, in its individual capacity, be personally liable for any power, discretion or authority exercised or action taken or omitted to be taken by it in accordance with the terms hereof, or of any other Financing Document to which it is a party except for its own gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction.

(r) The Collateral Trustee and each of its Affiliates shall have the same rights with respect to any Obligation held by it as any Secured Party and may exercise such rights as though it were not the Collateral Trustee hereunder, and may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial, advisory or other business with the Borrower and each of its Affiliates as if it were not the Collateral Trustee.

(s) SECTION RELIANCE BY COLLATERAL TRUSTEE. Whenever in the administration of this Agreement, the Security Documents or any other Financing Document to which it is a party, the Collateral Trustee shall deem it necessary or desirable that any Collateral received by the Collateral Trustee is in a form acceptable to the Secured Parties or that a factual matter be proved or established in connection with the Collateral Trustee taking, suffering or omitting the exercise of any power, discretion or authority or any action under this Agreement or any of the Financing Documents, such matter (unless other evidence in respect thereof is prescribed herein or in any other Financing Document to which it is a party) may be deemed to be conclusively proved or established by Proper Instructions from the Proper Parties, delivered to the Collateral Trustee, and such Proper Instructions shall be full warrant and protection to the Collateral Trustee for any power, discretion, authority or action taken, suffered or omitted in reliance thereon and the Collateral Trustee shall not be responsible for any loss occasioned thereby.

(t) The Collateral Trustee may consult with counsel, accountants or other experts, and any opinion of counsel or opinion of accountants or other experts shall be full and complete authorization and protection in respect of the exercise of any power, discretion or authority of the exercise of any power, discretion or authority or any action taken or suffered by the Collateral Trustee hereunder or under any other Financing Document to which it is a party (including any concern on the Collateral Trustee's part as to the composition of the Proper Parties at any time) or in accordance herewith or therewith and the Collateral Trustee shall not be responsible for any loss occasioned by so acting. The Collateral Trustee shall also have the right at any time to seek instructions concerning the administration of this Agreement and any other Financing Document to which it is a party (including any concern on the Collateral Trustee's part as to the composition of the Proper Parties at any time) from any court of competent jurisdiction and to receive in advance thereof adequate security or indemnity against the costs and expenses and liabilities which may be incurred by it in connection with such court proceedings in accordance with the provisions of Section 10.2(j).

(u) The Collateral Trustee may rely, and shall be fully protected and indemnified hereunder in acting, upon any instruction, resolution, statement, certificate, instrument, opinion, report, notice request, consent, order, bond or other paper or document which, in the absence of its gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction, it believes to be genuine and to have been signed or presented by the respective person or persons from time to time authorized by each of the Proper Parties, to sign or present on its behalf, and identified by specimen signatures previously distributed to the Collateral Trustee or, in the case of cables, telecopies and telexes, to have been sent by such authorized person or persons (collectively the "PROPER INSTRUCTIONS"). The Collateral Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed in Proper Instructions and upon any such document or communication furnished to the Collateral Trustee and conforming to the requirements of this Agreement or any other Financing Document to which it is a party or, if not so conforming as approved by Proper Instructions of the Proper Party and the Collateral Trustee shall be in no way bound to call for further evidence or be responsible for any loss which may be occasioned by acting on any such Proper Instructions. Without limiting the foregoing, if the Collateral Trustee is unsure whether or not a person or persons is authorized to issue Proper Instructions, the Collateral Trustee shall always be entitled to rely and shall be fully protected in relying upon a certificate of the Administrative Agent confirming the authority of such Person or Persons.

(v) If the Collateral Trustee shall at any time request further Proper Instructions from a Proper Party with respect to the exercise of any power, discretion, authority or any act or action to be taken or omitted in connection with this Agreement or any other Financing Document in respect of which the Collateral Trustee has previously received Proper Instructions from such Proper Party, the Collateral Trustee shall not be required to exercise any power, discretion or authority or take or omit to take such action unless and until it shall have received such further Proper Instructions as the Collateral Trustee shall deem appropriate in respect thereof.

(w) If the Collateral Trustee shall have received Proper Instructions from the Proper Party it shall exercise any power, discretion or authority or take or omit to take any action as directed therein, and shall not be obliged to verify that such Proper Instructions comply with the terms of any of the Financing Documents, and (subject to such compliance) the Collateral Trustee shall not be responsible for any loss occasioned thereby.

(x) Notwithstanding anything to the contrary in this Agreement or the Financing Documents, the Collateral Trustee shall not be deemed to have any notice or knowledge of:

      (i) any Default or the occurrence of any other event unless and until it shall have received Proper Instructions thereof from a Proper Party (or the Administrative Agent describing such Default or other event in reasonable detail (including the date or, if not known, the estimated date of the occurrence of the relevant Default or other event) and stating whether it is still continuing; or

      (ii) the contents or the performance by any party thereto of any provision of any of the Financing Documents unless it shall have been specifically informed thereof by way of Proper Instructions from a Proper

      Party (or the Administrative Agent) which describes such contents or performance in reasonable detail to the Collateral Trustee's satisfaction.

20.2. SECTION SUPPLEMENTAL PROVISIONS RELATING TO THE COLLATERAL TRUSTEE. By way of supplement to the rights and powers conferred by Trustee Act 1975 of Bermuda, as amended, and by general law it is expressly declared as follows:

(a) The Collateral Trustee may refrain from doing anything which would or might in its reasonable opinion be contrary to any law, directive or regulation of any state or which would or might otherwise render it liable to any person and may do anything which it determines, in its absolute discretion, is necessary to comply with any such law, directive or regulation;

(b) The Collateral Trustee shall not be liable for any failure, omission or defect in perfecting the security created by or pursuant to the Security Documents, including, without prejudice to the generality of the foregoing (i) failure to obtain any license, consent or other authority for the execution, delivery, validity, legality, adequacy, performance, enforceability or admissibility in evidence of any Financing Document and (ii) failure to effect or procure registration of or otherwise protect any of the security created by the Security Documents by registering under any applicable registration laws in any territory or by any notice, caution, filing, registration laws in any territory or by any notice, caution, filing, registration or other entry prescribed by or pursuant to the provisions of the said laws;

(c) The Collateral Trustee may accept without inquiry, requisition, objection or investigation such title as the Borrower or any other Person may have to that part of the Collateral belonging to it (or any part thereof) which is the subject matter of the Security Documents, and shall not be liable for any failure or omission to ascertain or investigate the title of the Borrower or any other Person to any Collateral now or at any time hereafter subject or purporting to be subject to any security created by or pursuant to the Security Documents; and

(d) The Collateral Trustee shall, for the purposes of this Agreement and the Security Documents, have full power to determine all questions and doubts arising in relation to any provisions of any Security Document, and, save for manifest error, every such determination (whether made upon a question actually raised or implied in the acts or proceedings of the Collateral Trustee) shall be conclusive and shall bind the Secured Parties and the other Persons who are parties thereto.

20.3. SECTION LIMITATIONS AND DUTIES OF COLLATERAL TRUSTEE. No provision of this Agreement or any other Financing Document to which it is a party shall be deemed to impose any duty or obligation on the Collateral Trustee to exercise any power, discretion or authority or to perform any act or acts conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Collateral Trustee shall be legally unqualified or incompetent, to perform any such act or acts or to exercise any such right, power, duty or obligation or if such performance or exercise would constitute doing business by the Collateral Trustee in such jurisdiction or would impose a tax on the Collateral Trustee by reason thereof.

20.4. SECTION PROCEEDS TO BE HELD IN TRUST. All proceeds received by the Collateral Trustee under or pursuant to any provision of this Agreement or any other Financing Document to which it is a party (except where made by way of payment, reimbursement or indemnification of the fees, costs and expenses of the Collateral Trustee or its counsel or agents) shall be held in trust for the exclusive benefit of the Secured Parties, and placed on deposit in accordance with Article VIII.

(a) SECTION RESIGNATION AND REMOVAL OF THE COLLATERAL Trustee. The Collateral Trustee may at any time, by giving 30 days' prior written notice to the Administrative Agent, resign and be fully discharged from the duties, obligations and responsibilities created by this Agreement or any of the other Financing Documents, such resignation to become effective upon the appointment of a successor Collateral Trustee by the Administrative Agent after consultation with the Borrower. If no successor Collateral Trustee shall be appointed and shall have accepted such appointment within 90 days after the Collateral Trustee gives the aforesaid notice of resignation, the Collateral Trustee or any Secured Party may apply to any court of competent jurisdiction to appoint a successor Collateral Trustee to act until such time, if any, as a successor Collateral Trustee shall have been appointed as provided in this Section and shall have accepted such appointment. Any successor Collateral Trustee so appointed by such court shall immediately and without further act be superseded by any successor Collateral Trustee appointed as provided in this Section. The Secured Parties shall, if so requested by the Collateral Trustee, execute a deed of release and retirement containing an adequate indemnity in form and substance satisfactory to the Collateral Trustee.

(b) The Majority Lenders may remove the Collateral Trustee and upon the appointment of a successor Collateral Trustee and acceptance of such appointment by such successor, the Collateral Trustee shall be discharged from the duties, obligations and responsibilities created by this Agreement or any other Financing Document. Any Collateral Trustee shall be entitled to payment or reimbursement of fees, costs and expenses (including those of its counsel and agents) to the extent incurred or arising, or relating to events occurring, before such resignation or removal. The Lenders shall, if so requested by the Collateral Trustee, execute a deed of release and retirement containing an adequate indemnity in form and substance satisfactory to the Collateral Trustee.

(c) If at any time the Collateral Trustee shall resign or be removed or otherwise become incapable of acting, the powers, duties, authority and title of such Collateral Trustee shall be terminated and cancelled without procuring its resignation and without any formality (except as may be required by Applicable
Law) other than the appointment and designation of a successor Collateral Trustee in writing duly acknowledged and delivered to the predecessor Collateral Trustee and the Administrative Agent. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and recited in this Agreement and the other Financing Documents, and shall vest in such successor Collateral Trustee, without any further act, deed or conveyance, all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor Collateral Trustee; but such predecessor Collateral Trustee shall, nevertheless, on the written request of the Administrative Agent or the successor Collateral Trustee execute and deliver an instrument transferring to such successor Collateral Trustee all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor Collateral Trustee hereunder and shall deliver all Collateral held by it or him or its or his agents to such successor Collateral Trustee. The Secured Parties shall, if so requested by the Collateral Trustee, execute a deed of release and retirement containing an adequate indemnity in form and substance satisfactory to the Collateral Trustee.

20.5. SECTION STATUS OF SUCCESSOR COLLATERAL TRUSTEE. Every successor Collateral Trustee appointed pursuant to Section 10.8 shall be a bank or trust company in good standing and having power to act as Collateral Trustee hereunder, incorporated under the laws of Bermuda and having its principal corporate trust office in Bermuda and shall, if required by the Secured Parties, have capital, surplus and undivided profits of not less than $50,000,000, if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the trust hereunder upon reasonable or customary terms.

20.6. SECTION MERGER OF THE COLLATERAL TRUSTEE. Any corporation into which the Collateral Trustee may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Trustee shall be a party, shall be Collateral Trustee under this Agreement and any other Financing Document to which it is a party, without the execution or filing of any paper or any further act on the part of the parties hereto.

(a) SECTION APPOINTMENT OF SEPARATE OR CO-COLLATERAL TRUSTEE. The Collateral Trustee may, and upon instructions of the Majority Lenders shall, by an instrument in writing delivered to each Secured Party, appoint a bank or trust company or an individual to act as separate trustee or co-trustee with respect to any Financing Document to which it is a party in any jurisdiction where the Collateral Trustee is disqualified from acting or for any other purpose deemed by the Collateral Trustee or by the Majority Lenders to be necessary to the interests of the Secured Parties, such separate trustee or co-trustee to exercise only such rights and to have only such duties as shall be specified in the instrument of appointment (which rights and duties shall not exceed the rights or duties of the Collateral Trustee set forth herein and which rights shall be exercised and duties shall be performed only as expressly set forth in such instrument or as set forth in written instructions from the Collateral Trustee). Each party hereto by its execution or other acceptance of the terms hereof agrees to the appointment of any such separate trustee or co-trustee. If requested by the Collateral Trustee, such separate trustee or co-trustee or the Majority Lenders, each party hereto affected thereby will enter into an amendment to this Agreement, satisfactory in form and substance to the Collateral Trustee, such separate trustee or co-trustee or the Majority Lenders, confirming the rights and duties of such separate trustee or co-trustee.

(b) The Collateral Trustee or the Majority Lenders may at any time, by an instrument in writing, accept the resignation of or remove any such separate trustee or co-trustee and may, by an instrument in writing, appoint a successor to any such separate trustee or co-trustee, so removed, reasonably satisfactory to the Majority Lenders.

(c) Wherever there shall be more than two collateral trustees hereof, the majority of such collateral trustees shall be competent to execute and exercise all the duties, powers, trusts, authorities and discretions vested in the Collateral Trustee by this Agreement and the other Financing Documents.

(d) SECTION TREATMENT OF PAYEE OR INDORSEE BY COLLATERAL TRUSTEE;
REPRESENTATIVES OF SECURED PARTIES. The Collateral Trustee may treat the registered holder or, if none, the payee or indorsee of any promissory note or debenture or similar instrument evidencing an Obligation as the absolute owner thereof for all purposes and shall not be affected by any notice to the contrary, whether such promissory note or debenture or similar instrument shall be past due or not.

(e) Any Person (other than the Administrative Agent) which shall be designated as the duly authorized representative of one or more Secured Parties to act as such in connection with any matters pertaining to this Agreement or any other Financing Document to which the Collateral Trustee is a party or to the Collateral shall present to the Collateral Trustee such documents, including, without limitation, opinions of counsel, as the Collateral Trustee may reasonably require, in order to demonstrate to the Collateral Trustee the authority of such Person to act as the representative of (other than the Administrative Agent) such Secured Party.

(f) SECTION INDEMNIFICATION; FEES. Without limitation of the liabilities of the Borrower under Section 11.3, and to the extent not reimbursed or paid by the Borrower, the Lenders severally agree, based upon their respective Commitments (or if the Commitments are no longer in effect, based upon their respective percentage of the outstanding Loans) in effect on the date indemnification is sought under this Section, to (i) pay or cause to be paid, upon demand or as may otherwise be agreed with the Collateral Trustee, to the Collateral Trustee or any separate trustee or co-trustee appointed pursuant to Section 10.11, reasonable compensation for its services hereunder and under the other Financing Documents to which it is a party, (ii) pay in advance all fees and reasonable out-of pocket expenses required by the Collateral Trustee, (iii) reimburse, or cause to be reimbursed, to the Collateral Trustee on demand for any costs or expenses incurred by the Collateral Trustee, including counsel fees and compensation of agents on a full indemnity basis, arising out of, in any way connected with, or as a result of, the execution or delivery of this Agreement or any other Financing Document to which it is a party, or any agreement or instrument contemplated hereby or thereby or the performance by the parties thereto of their respective obligations hereunder or thereunder or in connection with the enforcement or protection of the rights of the Collateral Trustee and the Secured Parties under the Financing Documents to which the Collateral Trustee is a party or as regards the resignation of the Collateral Trustee pursuant to Section 10.8(a) and (iv) indemnify and hold harmless the Collateral Trustee, and its directors, officers, employees, agents and delegates, on demand, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Trustee in any way relating to or arising out of this Agreement or any other Financing Document to which the Collateral Trustee is a party, or any action taken or omitted by them under this Agreement or any other Financing Documents to which the Collateral Trustee is a party, in each case to the extent not theretofore reimbursed or paid by the Borrower; PROVIDED that no other

Secured Party shall be liable to the Collateral Trustee for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of the Collateral Trustee or any of its directors, officers, employees or agents, as finally determined by a court of competent jurisdiction. The indemnities contained in this Section shall survive the termination of this Agreement. Any payment made by any Secured Party under this Section with respect to any obligation of the Borrower under Section 11.3 of this Agreement shall be deemed to be Obligations of the Borrower under this Agreement.

(g) Without limitation of the liabilities of the Borrower under Section 11.3, and to the extent not paid by the Borrower in accordance with the terms of
Section 11.3, the Lenders hereby severally agree to pay to the Collateral Trustee, ratably, the fees payable to the Collateral Trustee from time to time for its services hereunder.

20.7. SECTION REPRESENTATION AND WARRANTIES OF THE COLLATERAL TRUSTEE. The Collateral Trustee represents and warrants in its individual capacity to each Secured Party that:

(a) the Collateral Trustee is a licensed trust company in Bermuda and the wholly owned subsidiary of a banking association duly organized under the laws of Bermuda, and has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and each other Financing Document to which it is or is to become a party;

(b) the execution, delivery and performance by the Collateral Trustee of this Agreement and each other Financing Document to which it is or is to become a party have been duly and validly authorized by all necessary corporate action on the part of the Collateral Trustee;

(c) neither the execution and delivery by the Collateral Trustee of this Agreement and each other Financing Document to which it is or is to become a party nor the consummation of the transactions contemplated hereby or thereby, nor the compliance by the Collateral Trustee with any of the respective terms or provisions hereof or thereof, nor the performance by the Collateral Trustee of its obligations hereunder or thereunder will contravene the charter or by-laws of the Collateral Trustee or any law, judgment, rule, regulation or order of Bermuda regulating the trust business of the Collateral Trustee or otherwise binding on or applicable to the Collateral Trustee;

(d) no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental or public body or authority of Bermuda is required in connection with the execution and delivery by the Collateral Trustee of this Agreement or any other Financing Document to which it is or is to become a party or in connection with the performance by it of its duties hereunder or thereunder (other than any recordation, filing or other action that may be required to perfect a Lien purported to be created by any Security Document); and

(e) this Agreement has been duly executed and delivered by two duly authorized officers of the International Trust Company of Bermuda Limited and constitutes the legal, valid and binding obligation of the International Trust Company of Bermuda Limited in accordance with its terms, and each other Financing Document to which the Collateral Trustee is or is to become a party has been (or upon its execution will be) duly executed and delivered by a duly authorized officer of the Collateral Trustee and constitutes (or will constitute) the legal, valid and binding obligation of the Collateral Trustee in accordance with their respective terms (assuming the due authorization, execution and delivery of each of the Financing Documents by each of the parties thereto other than the Collateral Trustee and that such other documents constitute legal, valid and binding obligations of each of the parties thereto other than the Collateral Trustee).

20.8. SECTION RELEASE OF COLLATERAL. Upon the Administrative Agent giving the Collateral Trustee written notice of the payment and satisfaction in full of all Obligations and the termination of the Revolving Credit Commitments, the Collateral Trustee shall, at the sole expense of the Borrower, execute such statements as are reasonably necessary to release the Collateral from the Liens created by the Security Documents.


21                             ARTICLE

22                           MISCELLANEOUS

22.1. SECTION NOTICES. All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be in writing and shall be given in person or by means of telex, telecopy (promptly followed by delivery in person, by mail or by courier in the case of a notice of Default) or other wire transmission, or mailed by registered or certified mail, or sent by courier, in each case addressed as follows (or to such other address as may be hereafter notified by the respective parties from time to time parties hereto in accordance with the terms of this Section):

      (a) if to the Borrower, to it at Emporium Building, 69 Front Street, Hamilton HM 12, Bermuda, Attention: Treasurer (Telecopy No. 441-296-0938);

      (b) if to the Collateral Trustee, to it at 44 Church Street, Hamilton HM FX, Bermuda, Attention: General Manager (Telecopy No. 441-292-6128);

      (c) if to the Administrative Agent, to it at 222 Broadway, New York, New York, 10038, Attention: L. Peter Yetman (Telecopy No. 212-412-7511); and

      (d) if to any Lender, to it at its address (or telecopy number) set forth on SCHEDULE 2.1.

Any such communication shall become effective when delivered by hand, or three days after being deposited in the mail, first class postage prepaid, or, in the case of a nationally or internationally recognized overnight courier service, one Business Day after delivery to such courier service, or, in the case of transmission by telecopier, when confirmation of receipt is obtained, or, in the case of telex notice, when sent, answerback received.

(e) SECTION WAIVERS; AMENDMENTS. No failure or delay by any party in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Trustee and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Financing Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph
(b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, the Collateral Trustee or any Lender may have had notice or knowledge of such Default at the time.

(f) Neither this Agreement nor any other Financing Document nor any provision hereof or thereof may be waived, amended or modified except:

      (i) in the case hereof, pursuant to an agreement or agreements in writing entered into by the Borrower and the Majority Lenders or by the Borrower and the Administrative Agent with the consent of the Majority Lenders (unless expressly provided otherwise in this Agreement);

      (ii) in the case of any other Security Document, pursuant to an agreement or agreements in writing entered into by the Collateral Trustee (with the consent of the Majority Lenders, unless expressly provided otherwise in such Security Document) and each other Person party thereto; or

      (iii) in the case of any other Financing Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent (with the consent of the Majority Lenders, unless expressly provided otherwise in such other Financing Document) and each other Person party thereto;

PROVIDED, that without the written consent of each Lender (or each Lender of such Class, as the case may be) no such agreement shall in each case:

            (A) increase the Commitment of any Lender;

            (B) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder;

            (C) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment;

            (D) change Section 2.16(b) or 2.16(c);

            (E) release all or substantially all of the Collateral; or

            (F) change any of the provisions of this Section or the definition of "Majority Lenders" or any other provision hereof specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder;

PROVIDED, FURTHER, that

                   (I) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent; and

                   (II) any waiver, amendment or modification hereof that by its terms affects the rights or duties under this Agreement of the Revolving Credit Lenders (but not the Term Lenders) or the Term Lenders (but not the Revolving Credit Lenders) may be effected by an agreement or agreements in writing entered into by the Borrower and requisite percentage in interest of the affected Class of Lenders.

(g) SECTION EXPENSES; INDEMNITY; DAMAGE WAIVER. The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Arrangers, the Collateral Trustee and their respective Affiliates, including the reasonable fees, charges and disbursements of the Collateral Trustee and counsel for the Administrative Agent and the Collateral Trustee and the reasonable fees, charges and disbursements of the Consultants and the Borrower's Insurance Consultant, in connection with the syndication of the credit facilities provided for herein (including the costs in respect of preparing and copying one set of closing binders for each Lender), the preparation and administration of this Agreement and the other Financing Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all out-of-pocket expenses incurred by the Administrative Agent, the Arrangers, the Collateral Trustee or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Arrangers, the Collateral Trustee or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement or any other Financing Document, including its rights under this Section, or in connection with the Loans made hereunder, the Project Documents, or any other instrument or agreement entered into by the Borrower in connection herewith or therewith, including in connection with any workout, restructuring or negotiations in respect thereof.

(h) The Borrower further agrees to pay, indemnify and hold each Lender, the Collateral Trustee, the Administrative Agent and the Arrangers harmless from any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying stamp, excise or other similar taxes, if any, which may be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under in respect of, this Agreement or the other Financing Documents.

(i) The Borrower shall indemnify the Administrative Agent, the Arrangers, the Collateral Trustee and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "INDEMNITEE") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Financing Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) in any way relating to or arising out of the Project, or the manufacture, financing, construction, purchase, acceptance, rejection, ownership, acquisition, delivery, nondelivery, preparation, installation, storage, maintenance, repair, transfer of title, abandonment, possession, rental, use, operation, maintenance, environmental clean-up, condition, sale, return, importation, exportation or other application or disposition of all or any part of any interest in the Project, or (iv) resulting from any and all liability of or relating to the Borrower or the Project, whether contingent or fixed, actual or potential, known or unknown, which arise under or relate to matters covered by Environmental Laws, including, without limitation, resulting from the violation of any Environmental Law, off-site disposal of wastes or the existence or Release of any Hazardous Materials at the Project or any other property of the Borrower (including, without limitation, clean-up costs, response costs, costs of corrective action and natural resources damages); PROVIDED that such indemnity shall not, as to any Indemnitee, be available (i) to the extent that such losses, claims, damages, liabilities or related expenses are a result of the gross negligence or wilful misconduct of such Indemnitee or are a result of the representations and warranties or undertakings made by such Indemnitee to its assignees hereunder or (ii) to compensate such Indemnitee for any injury to the personnel of such Indemnitee if such injury is not a result of the negligence of the Borrower.

(j) Each Indemnitee claiming any right to indemnity under paragraph (c) of this Section by reason of the making of any claim or the institution of any action against such Indemnitee shall promptly notify the Borrower thereof (and shall notify the Borrower of any other loss, damage or liability that it has suffered and intends to seek indemnification therefor hereunder promptly after acquiring knowledge thereof) and shall consult with the Borrower from time to time in connection with the defense of such claim or action and shall not settle any such claim or action (x) before giving the Borrower notice thereof and the Borrower the opportunity to assume the defense thereof (if entitled hereunder) or (y) without the prior written consent of the Borrower, which shall not be unreasonably withheld, if the Borrower is not entitled to assume the defense as a result of clause (ii) or (iii) of the succeeding sentence. The Borrower shall be entitled, at its expense, to assume the defense of such claim or action or to participate in such action with counsel of its choice (which counsel shall be reasonably satisfactory to such Indemnitee if the Borrower elects to assume the defense) and at its expense, PROVIDED that the Borrower may not assume the defense if (i) such Indemnitee determines, on the reasonable advice of counsel, that representation of both the Borrower and such Indemnitee by the Borrower's counsel would present such counsel with a conflict of interest, (ii) the defendants in, or targets of, any such action include both such Indemnitee and the Borrower, and such Indemnitee shall have concluded, on reasonable advice of counsel, that there may be legal defenses available to it which are different from or additional to those available to the Borrower, (iii) the Borrower shall not have employed counsel satisfactory to such Indemnitee to represent such Indemnitee within a reasonable time after notice of the institution of any such action, or (iv) such Indemnitee is faced with potential criminal liability.

(k) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent or the Arrangers under paragraph (a), (b) or
(c) of this Section, each Lender severally agrees to pay to the Collateral Trustee, the Administrative Agent or the Arrangers, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; PROVIDED that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Collateral Trustee, the Administrative Agent or either Arranger in its capacity as such.

(l) All amounts due under this Section shall be payable promptly after written demand therefor.

(m) SECTION SUCCESSORS AND ASSIGNS; CONSENT AND AGREEMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of the Lenders, the Collateral Trustee, the Administrative Agent and the Arrangers) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(n) Any Lender may at any time assign to one or more assignees (other than to the Borrower, any Subsidiary or FLAG Telecom or any of their respective Affiliates) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) and the other Financing Documents; PROVIDED that (i) except in the case of an assignment to a Lender, an Affiliate of any Lender or an Approved Fund, no such assignment shall be permitted without the prior written consent of the Administrative Agent and, so long as no Default or Event of Default shall have occurred and be continuing, the Borrower, (ii) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender's Commitments, the amount of each Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 unless each of the Borrower and the Administrative Agent otherwise consents, and (iii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance for its acceptance and recording in the Register, together with a processing and recordation fee, except in the case of the Global Assignment Agreement, of $3,500 (which shall be paid by the assignor and/or assignee but not the Borrower). Upon acceptance and recording pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.14, 2.15 and 11.3). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

(o) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and the registered owner(s) of any obligation evidenced by a Note, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The Notes and the obligations evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration in the Register and the Note evidencing the same shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note evidencing such obligation, duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the registered owner thereof, and thereupon one or more new Note(s) in the same aggregate principal amount shall be issued to the designated assignee(s) and the old Notes shall be returned by the Administrative Agent to the Borrower marked "canceled". No assignment of any Note or obligation evidenced thereby shall be effective unless it has been recorded in the Register as provided in this
Section 11.4(c). The entries in the Register shall be conclusive, and the Borrower, the Collateral Trustee, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.

(p) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(q) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "PARTICIPANT") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); PROVIDED that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Collateral Trustee, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.13, 2.14 and
2.15 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section.

(r) A Participant shall not be entitled to receive any greater payment under
Section 2.13, 2.14 or 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant. A Participant shall not be entitled to the benefits of Section 2.15 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with the provisions of Section 2.15(e) as though it were a Lender.

(s) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or assignment to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; PROVIDED that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

22.2. SECTION SURVIVAL. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of

Sections 2.13, 2.14, 2.15 and 11.3 and Articles IX and X shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

22.3. SECTION COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent, the Arrangers or a Related Party constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.2, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and, subject to, and in accordance with, Section 11.4, their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

22.4. SECTION SEVERABILITY. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

22.5. SECTION RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower against any of and all the Obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such Obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

(a) SECTION GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. THIS AGREEMENT SHALL BE CONSTRUED IN

ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, EXCEPT THAT THE PROVISIONS OF ARTICLE X SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF BERMUDA.

(b) THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE COLLATERAL TRUSTEE, THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.1. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(e) THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY APPOINTS FLAG TELECOM USA LTD. (THE "NEW YORK PROCESS AGENT"), WITH AN OFFICE ON THE EFFECTIVE DATE AT 570 LEXINGTON AVENUE, 38TH FLOOR, NEW YORK, NEW YORK, 10022, AS ITS AGENT TO RECEIVE ON BEHALF OF THE BORROWER AND ITS RESPECTIVE PROPERTY SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH NEW YORK STATE OR FEDERAL COURT AND AGREES PROMPTLY TO APPOINT A SUCCESSOR NEW YORK PROCESS AGENT IN THE CITY OF NEW YORK (WHICH SUCCESSOR PROCESS AGENT SHALL ACCEPT SUCH APPOINTMENT IN A WRITING REASONABLY SATISFACTORY TO THE ADMINISTRATIVE AGENT PRIOR TO THE TERMINATION FOR ANY REASON OF THE APPOINTMENT OF THE INITIAL NEW YORK PROCESS AGENT). IN ANY SUCH ACTION OR PROCEEDING IN SUCH NEW YORK STATE OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK, SUCH SERVICE MAY BE MADE ON THE BORROWER BY DELIVERING A COPY OF SUCH PROCESS TO THE BORROWER IN CARE OF THE APPROPRIATE PROCESS AGENT AT SUCH PROCESS AGENT'S ABOVE ADDRESS AND BY DEPOSITING A COPY OF SUCH PROCESS IN THE MAILS BY CERTIFIED OR REGISTERED AIR MAIL, ADDRESSED TO THE BORROWER AT ITS ADDRESS REFERRED TO IN SECTION 11.1 (SUCH SERVICE TO BE EFFECTIVE UPON SUCH RECEIPT BY THE APPROPRIATE PROCESS AGENT AND THE DEPOSITING OF SUCH PROCESS IN THE MAILS AS AFORESAID). THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY AUTHORIZES AND DIRECTS SUCH PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. AS AN ALTERNATE METHOD OF SERVICE, THE BORROWER ALSO IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING IN SUCH NEW YORK STATE OR THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK BY MAILING OF COPIES OF SUCH PROCESS TO

THE BORROWER BY CERTIFIED OR REGISTERED AIR MAIL AT ITS ADDRESS REFERRED TO IN
SECTION 11.1.

(f) SECTION WAIVER OF SOVEREIGN IMMUNITY. To the extent that the Borrower has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, whether or not held for its own account, the Borrower hereby irrevocably and unconditionally waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement, the Notes and the other Financing Documents.

(g) The Borrower hereby agrees that the waivers set forth in this Section shall have the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States of America and are intended to be irrevocable and not subject to withdrawal for purposes of such Act.

22.6. SECTION JUDGMENT CURRENCY. The obligation of the Borrower under this Agreement and any other Financing Document to make payments in Dollars shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any other currency except to the extent that such tender or recovery results in the effective receipt by the Collateral Trustee, the Administrative Agent, the Arrangers or the Lenders, as the case may be, of the full amount of Dollars payable under this Agreement and any of the other Financing Documents and the Borrower shall (and shall procure that each Subsidiary shall with respect to any Subsidiary Security Agreement to which it is a party) indemnify the Collateral Trustee, the Administrative Agent, the Arrangers and the Lenders (and such Persons shall have an additional legal claim) for any difference between such full amount and the amount effectively received by the Collateral Trustee, the Administrative Agent, the Arrangers or the Lenders, as the case may be, pursuant to any such tender or recovery. The Administrative Agent's determination of amounts effectively received by the Lenders shall be conclusive absent manifest error.

22.7. SECTION DAMAGE WAIVER. To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any Financing Document or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof.

22.8. SECTION WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

22.9. SECTION HEADINGS. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

(a) SECTION REMOVAL OF CONSULTANTS. The Administrative Agent may (and, if the Borrower can demonstrate to the satisfaction of the Administrative Agent that any Consultant has persistently failed to perform its duties in a professional manner, the Administrative Agent will) from time to time, in its reasonable discretion, remove any one or more of the Consultants, PROVIDED that the Administrative Agent select and appoint a replacement therefor that is approved by the Borrower (which approval shall not be unreasonably withheld or delayed). Notice of any replacement Consultant shall be given promptly to the Borrower and the Lenders.

            (b) Each Consultant shall be contractually obligated to the Administrative Agent to carry out the activities required of it in this Agreement and the other Financing Documents and as otherwise requested by the Administrative Agent.

22.10. SECTION CONFIDENTIALITY. Notwithstanding anything to the contrary contained in this Agreement or any other Financing Document, each of the parties hereto agrees, and each successor or assignee thereof, by becoming a party hereto, shall be deemed to have agreed, to keep confidential (and to cause its officers, directors, employees, agents, representatives and Affiliates to keep confidential) any information which is obtained pursuant to the terms of this Agreement or the other Financing Documents and is marked "confidential" (collectively, the "CONFIDENTIAL MATERIALS"), except that each such party shall be permitted to disclose the Confidential Materials (a) to its officers, directors, employees, agents, representatives and Affiliates, (b) to its attorneys, accountants and financial, insurance and other independent advisors who have a need for such information (provided such persons are informed of the confidential nature of the Confidential

Materials and the restrictions imposed by this Section), (c) to the extent required by Applicable Law (including, without limitation, in making filings with any Governmental Authority and disclosures by the Lenders to bank or securities examiners and regulatory officials upon their request or demand), (d) in response to any subpoena or other legal process (in which event such party shall promptly notify the Borrower in advance of any such requirement), (e) to the extent such Confidential Materials become publicly available other than a result of a breach of the provisions of this Section, (f) to the extent the Borrower shall have consented to such disclosure in writing and (g) to any Lender's assignee or any proposed assignee or participant of a Lender which agrees in writing to be bound by the terms of this Section as if it were a Lender party to this Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

1


                                  FLAG LIMITED



                                  By:
                                     ----------------------------------
                                     Name:
                                     Title:


                                  INTERNATIONAL TRUST COMPANY OF BERMUDA
                                  LIMITED, as Collateral Trustee



                                  By:
                                     ----------------------------------
                                     Name:
                                     Title:


                                  By:
                                     ----------------------------------
                                     Name:
                                     Title:


                                  BARCLAYS BANK PLC, as Administrative Agent and a Lender



                                  By:
                                     ----------------------------------
                                     Name:
                                     Title:

                                 BARCLAYS CAPITAL, as a Joint Lead Arranger and Syndication Agent



                                  By:
                                     ----------------------------------
                                     Name:
                                     Title:


                                  DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                                  BRANCHES as a Lender, Joint Lead Arranger and Documentation Agent



                                  By:
                                     ----------------------------------
                                     Name:
                                     Title:


                                  By:
                                     ----------------------------------
                                     Name:
                                     Title:

                                SCHEDULE 1.1(B)

                              REMAINING ASSET VALUE


"Remaining Asset Value" or "RAV" means Unsold Capacity (measured in E1km) x Average Price per E1km ($).

METHODOLOGY:

"UNSOLD CAPACITY"

The inventory of E1km available for sale in the system at any point in time, calculated as:

Opening balance                         Note 1       X

Subtract : Sales in the period          Note 2      (X)
Add : E1 km derived from amounts
deposited in the Upgrade Reserve
Account in the period                   Note 3       X
                                                -------------
Closing balance                                      X
                                                -------------


Notes:

(1) For the first calculation of RAV, the opening balance would be calculated as follows. The maximum available from the initial system specification of 10 Gbps (using an average of 720,000 E1 km for each end-to-end STM1), less the number of E1km sold on the system at that point in time. On this basis the initial system specification delivers 46,080,000 E1km (10Gbps x 6.4 STM1per Gbps x 720,000 E1km per STM1). Of this total 11,466,000 E1km have been sold to date according to the Borrower's capacity sales records and the route distance of each circuit sold. This leaves 34,614,000 E1km as the opening balance for the first RAV calculation.

(2) Sales in the period1 would be converted from bandwidth to E1km using the following conventions, which are consistent with the business plan:

Bandwidth:                                        No. of E1

STM4                                                 252
STM1                                                  63
DS3                                                   21



--------
1 Excluding short term lease deals and capacity used in the wholesale business. This is also short term and becomes available periodically for future IRU sales. Wholesale revenues are considered as pure upside to the base case plan.

Market Region:                           Average Route Distance (km)

Intra Europe                                        2,000
Intra Asia                                          2,000

Intra Middle East                                   2,000
Long Haul                                           10,000
Inside Out                                           7,000


(3) For each reporting period, the amount of Unsold Capacity added to inventory in respect of amounts deposited in the Upgrade Reserve Account should be determined based on the fundamental upgrade cost parameter of $100,000,000 or such lesser amount the Independent Engineer determines to be the sum of all budgeted upgrade costs to upgrade the entire system by a total of 10 Gbps. This is equivalent to 46,080,000 E1km (see above). For example, assuming the upgrade costs are $100,000,000, each dollar deposited in the Upgrade Reserve Account will result in 46,080,000 / 100,000,000 or 0.4608 E1km added to the Unsold Capacity balance.


"AVERAGE CAPACITY PRICE PER E1KM"

Methodology as follows:

o Identify the last 3 IRU sales2 in each of the five market regions, if there are less than 3 sales within the past 12 months in a given market region, identify all sales in that market region in the past 12 months.

o Calculate the Capacity Price per E1km of each deal. This is achieved by dividing the circuit price by the bandwidth conversion and average route distances set out above.

o Calculate the average of the 15 (or fewer in the case of there being less than 3 deals in a region in 12 months) deals to arrive at the Average Capacity Price per E1km for the reporting period.


DEFINITION OF MARKET REGIONS:

Intra Europe
Between any of the UK, Spain and Italy ("European Landings")

INTRA ASIA




2 Excluding any short term lease deals and capacity used in the wholesale business.

Between any of Japan, Korea, China, HK, Thailand and Malaysia ("Asian
Landings")

INTRA MIDDLE EAST
Between any of Egypt, Jordan, Saudi, the UAE and India ("Middle East
Landings")

LONG HAUL
Between any of the European landings and the Asian landings as defined above

INSIDE OUT
Between any of the Middle East landings and either the European landings or Asian landings as defined above

                                  SCHEDULE 2.1

                          COMMITMENTS; NOTICE ADDRESSES


      LENDER          OUTSTANDING       REVOLVING
                       TERM LOANS        CREDIT
                                       COMMITMENT
 Barclays Bank PLC    $75,000,000      $5,000,000

Dresdner Kleinwort    $75,000,000      $5,000,000
      Benson


NOTICES:

BARCLAYS BANK PLC
222 Broadway
New York, New York, 10038
Attention: L. Peter Yetman
Telephone: 212-412-7683
Telecopy: 212-412-7511


DRESDNER BANK AG
75 Wall Street
New York, New York, 10005
Attention:  Patrick A. Keleher
Telephone: 212-429-3006
Telecopy: 212-429-4181

                                 SCHEDULE 2.7(B)
                            CONTRACTUAL AMORTIZATION


----------------------------------------------------------------------
      PRINCIPAL PAYMENT DATE             CONTRACTUAL AMORTIZATION
----------------------------------------------------------------------
         October 30, 2001                      $5,625,000
----------------------------------------------------------------------
         January 30, 2002                      $5,625,000
----------------------------------------------------------------------
          April 30, 2002                        $5,625,000
----------------------------------------------------------------------
           July 30, 2002                       $5,625,000
----------------------------------------------------------------------
         October 30, 2002                      $5,625,000
----------------------------------------------------------------------
         January 30, 2003                      $5,625,000
----------------------------------------------------------------------
          April 30, 2003                       $7,500,000
----------------------------------------------------------------------
           July 30, 2003                       $7,500,000
----------------------------------------------------------------------
         October 30, 2003                      $7,500,000
----------------------------------------------------------------------
         January 30, 2004                      $7,500,000
----------------------------------------------------------------------
          April 30, 2004                       $9,375,000
----------------------------------------------------------------------
           July 30, 2004                       $9,375,000
----------------------------------------------------------------------
         October 30, 2004                      $9,375,000
----------------------------------------------------------------------
         January 30, 2005                      $9,375,000
----------------------------------------------------------------------
          April 30, 2005                       $12,187,500
----------------------------------------------------------------------
           July 30, 2005                       $12,187,500
----------------------------------------------------------------------
         October 30, 2005                      $12,187,500
----------------------------------------------------------------------
         January 30, 2006                      $12,187,500
----------------------------------------------------------------------

                                SCHEDULE 8.8(B)

                             CONTINGENT AMORTIZATION


On each Quarterly Transfer Date Borrower shall prepay Term Loans with the amounts available in accordance with clause NINTH of Section 8.8(b) of the Agreement up to the maximum amount set forth below opposite each fiscal year:

                 -----------------------------------
                  Fiscal            Maximum Amount
                  Year              to be Prepaid
                 -----------------------------------
                       2001          $20,000,000
                 -----------------------------------
                       2002          $20,000,000
                 -----------------------------------
                       2003          $30,000,000
                 -----------------------------------
                       2004          $30,000,000
                 -----------------------------------
                       2005          $30,000,000
                 -----------------------------------

PROVIDED, however, that, in the event that the aggregate amount prepaid with amounts made available in accordance with clause NINTH of Section 8.8(b) of the Agreement in any fiscal year shall be less than the maximum amount specified above opposite the applicable fiscal year, then the maximum amount specified for the next succeeding fiscal year shall be increased by the difference between the maximum amount permitted to be prepaid for the preceding fiscal year and the aggregate amount actually prepaid for such fiscal year.


                                       1